As filed with the Securities and Exchange Commission on September 28, 2005

Registration No. 333-61366
811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______________        ☐

Post-Effective Amendment No. 41       ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 45       ☒

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-6767

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Douglas P. Dick, Esq.
Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-1821

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on September 30, 2005 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☒	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus dated July 1, 2005, as amended and restated October 1, 2005.

This prospectus is designed to help you make informed decisions about investments in Pacific Funds, including the Portfolio Optimization Funds. You should consult with your investment professional to determine which fund may be suited to your financial needs, investment time horizon, and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

CLASS A, B, AND C SHARES

PF Portfolio Optimization Model A

PF Portfolio Optimization Model B
PF Portfolio Optimization Model C
PF Portfolio Optimization Model D
PF Portfolio Optimization Model E
PF AIM Blue Chip Fund
PF Goldman Sachs Short Duration Bond Fund
PF Janus Growth LT Fund
PF Lazard Mid-Cap Value Fund
PF Lazard International Value Fund
PF MFS International Large-Cap Fund
PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund)
PF PIMCO Managed Bond Fund
PF PIMCO Inflation Managed Fund
PF Pacific Life Money Market Fund
PF Salomon Brothers Large-Cap Value Fund
PF Van Kampen Comstock Fund
PF Van Kampen Mid-Cap Growth Fund
PF Van Kampen Real Estate Fund

Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

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FUNDS AT A GLANCE

This section is designed to help you understand the differences between the funds, including their investment goals, main investments and main risks. You should also read the complete description of each fund in About the Funds.

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS

PF Portfolio Optimization Model A	Current income and preservation of capital.	Underlying funds that invest in the highest quality money market instruments, medium and high-quality fixed income securities, equity securities of large and mid-sized U.S. and non-U.S. companies and derivative instruments.

PF Portfolio Optimization Model B	Current income and moderate growth of capital.	Underlying funds that invest in medium and high- quality fixed income securities, money market instruments, equity securities of large and medium-sized U.S. and non-U.S. companies, and derivative instruments.

PF Portfolio Optimization Model C	Long-term growth of capital and low to moderate income.	Underlying funds that invest in fixed income securities, equity securities of both U.S. and non- U.S. companies of any size, money market instruments, and derivative instruments.

PF Portfolio Optimization Model D	Moderately high, long-term capital appreciation with low current income.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

PF Portfolio Optimization Model E	High, long-term capital appreciation.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

PF AIM Blue Chip	Long-term growth of capital (current income is of secondary importance).	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.

PF Goldman Sachs Short Duration Bond	Current income (capital appreciation is of secondary importance).	High quality fixed income securities with an average portfolio duration not to exceed 3 years.
PF Janus Growth LT	Long-term growth of capital in a manner consistent with the preservation of capital.	Equity securities of companies of any size.

PF Lazard Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.

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FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS

PF Lazard International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.

PF MFS International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	Long-term growth of capital.	Equity securities of small companies believed to have sustainable earnings growth.

PF PIMCO Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.

PF PIMCO Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.

PF Pacific Life Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.

PF Salomon Brothers Large-Cap Value	Long-term growth of capital (current income is of secondary importance).	Equity securities of large companies.

PF Van Kampen Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.

PF Van Kampen Mid- Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.

PF Van Kampen Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).

Each fund is subject to regulation under the Investment Company Act of 1940 and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986. Although some of the Pacific Funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. A fund’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Funds board of trustees (the “Board”) may change non-fundamental investment policies of the funds without shareholder approval.

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FUNDS AT A GLANCE

Main Risks

The following table provides the main risks of each fund. These risks are described more fully on the following pages. Typically, the Portfolio Optimization Funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. Refer to About the Funds for more information on the specific risks including “main risks” associated with each Portfolio Optimization Fund.

MAIN RISKS

	Changes in	Changes in
	interest	inflation	Price		Foreign	Emerging
	rate	rate	volatility	Credit	investments	countries
PF AIM Blue Chip			●		●

PF Goldman Sachs Short Duration Bond	●	●	●

PF Janus Growth LT			●	●	●

PF Lazard Mid-Cap Value			●		●

PF Lazard International Value			●		●

PF MFS International Large-Cap			●		●	●

PF NB Fasciano Small Equity	●		●	●
(formerly called Aggressive Growth)

PF Oppenheimer Main Street® Core	●		●	●	●	●

PF Oppenheimer Emerging Markets			●		●	●

PF PIMCO Managed Bond	●	●	●	●	●	●

PF PIMCO Inflation Managed	●	●	●	●	●	●

PF Pacific Life Money Market	●	●		●

PF Salomon Brothers Large-Cap Value			●		●

PF Van Kampen Comstock	●	●	●	●	●	●

PF Van Kampen Mid-Cap Growth			●		●	●

PF Van Kampen Real Estate			●		●

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MAIN RISKS

Derivatives, synthetics,
forward commitments,
repurchase agreements, and	Mortgage-related		Non-	Industry/sector	Geographic	REITs,
currency transactions	securities	Liquidity	diversification	concentration	concentration	REOCs
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RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every fund has some degree of risk depending on what it invests in and what strategies it uses. Each Portfolio Optimization Fund is subject to the risks of the underlying Pacific Funds in which it invests.

A fund may be subject to the following risks:

Managers’ investment techniques and strategies are discretionary – Each fund tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that a fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a fund.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a fund to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a fund’s principal investment strategy. Each fund may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect the fund from potential loss, for redemptions, at start-up of a fund, or other reasons. In that case, the funds (including funds with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the funds and cause the funds to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, funds that invest too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A fund may have policies on the amount they can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Some of these policies are in place due to the name of the particular fund (Name Policy). The Name Policy is applied to a fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following funds may engage in active and frequent trading which could result in higher trading costs and reduce performance: PF Goldman Sachs Short Duration Bond Fund, PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth) PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund. Many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds.

Each fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Performance of the funds will vary – Performance is affected by changes in the economy and financial markets. The value of a fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

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The funds are also affected by other kinds of risks, depending on the types of securities held by or strategies used by the funds, including:

•	Interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	Changes in inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	Price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the fund and therefore may be riskier and more susceptible to price swings than large companies. Moreover, such companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued,” for example. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Funds with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to funds with a greater number of holdings.

•	Credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the United States. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

•	Foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	Emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many

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RISKS AND RISK DEFINITIONS

reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	Derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A fund’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase the fund’s volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	Mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	Real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOC’s may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemption; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	Liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

•	Non-diversification risk – a non-diversified fund may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	Industry/sector concentration risk – funds that invest principally in only one industry or sector are subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the PF Van

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Kampen Real Estate fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the fund’s investments may be comprised of REITs, the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

In addition, the Portfolio Optimization Funds are subject to the following risk:

Asset allocation is no guarantee against loss – Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to build the funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation.

9

HOW THE FUNDS PERFORMED

Information on how the funds performed is presented in the bar charts that follow and in the tables that begin on page 14. The bar charts reflect performance of Class A shares without deduction for sales loads or account fees, and show how each fund’s performance has varied from year to year, since its inception. If sales loads or account fees, if any, were deducted, returns would be lower. The quarterly returns shown are for the best and worst quarters within the periods reflected in each corresponding bar chart. The tables show how each fund’s average annual returns compare to its benchmark index. The 1-year, 3-years, and since inception average annual total returns shown in the table reflect performance after deduction for sales loads or fees. The information presented in the bar charts and the tables were prepared assuming reinvestment of dividends and distributions. Because the PF Lazard Mid-Cap Value Fund, PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and the PF Van Kampen Real Estate Fund have less than one calendar year of performance, there is no prior performance to show you.

Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the funds’ performance would have been reduced.

Annual total returns

PF Portfolio Optimization Model A	PF Portfolio Optimization Model B
Class A return for the period 1/1/05 through 6/30/05: 0.70%	Class A return for the period 1/1/05 through 6/30/05: 0.27%

Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 2.54%; 2nd Quarter 2004: -1.08%	4th Quarter 2004: 4.80%; 2nd Quarter 2004: -0.79%

PF Portfolio Optimization Model C	PF Portfolio Optimization Model D
Class A return for the period 1/1/05 through 6/30/05: 0.25%	Class A return for the period 1/1/05 through 6/30/05: -0.21%

Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 6.90%; 2nd Quarter 2004: -0.20%	4th Quarter 2004: 8.91%; 3rd Quarter 2004: -0.99%

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PF Portfolio Optimization Model E	PF AIM Blue Chip
Class A return for the period 1/1/05 through 6/30/05: -0.45%	Class A return for the period 1/1/05 through 6/30/05: -3.24%

Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 10.58%; 3rd Quarter 2004: -1.77%	2nd Quarter 2003: 12.55%; 2nd Quarter 2002: -15.69%

PF Goldman Sachs Short Duration Bond	PF Janus Growth LT

Class A return for the period 1/1/05 through 6/30/05: 0.24%	Class A return for the period 1/1/05 through 6/30/05: -2.44%

Best and worst quarters:	Best and worst quarters:
1st Quarter 2004: 0.90%; 2nd Quarter 2004: -1.24%	2nd Quarter 2003: 15.75%; 2nd Quarter 2002: -18.31%

PF Lazard International Value	PF MFS International Large-Cap
Class A return for the period 1/1/05 through 6/30/05: -1.80%	Class A return for the period 1/1/05 through 6/30/05: -2.88%

Best and worst quarters:	Best and worst quarters:
4th Quarter 2003: 15.80%; 3rd Quarter 2002: -20.66%	2nd Quarter 2003: 15.00%; 3rd Quarter 2002: -15.39%

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HOW THE FUNDS PERFORMED

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	PF PIMCO Managed Bond
Class A return for the period 1/1/05 through 6/30/05: -0.53%	Class A return for the period 1/1/05 through 6/30/05: 2.51%

Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 12.45%; 3rd Quarter 2002: -17.20%	3rd Quarter 2002: 5.11%; 2nd Quarter 2004: -2.69%

PF PIMCO Inflation Managed	PF Pacific Life Money Market
Class A return for the period 1/1/05 through 6/30/05: 2.13%	Class A return for the period 1/1/05 through 6/30/05: 0.97%

Best and worst quarters:	Best and worst quarters:
1st Quarter 2004: 5.00%; 2nd Quarter 2004: -3.14%	4th Quarter 2004: 0.25%; 1st Quarter 2004: 0.02%

PF Salomon Brothers Large-Cap Value	PF Van Kampen Comstock
Class A return for the period 1/1/05 through 6/30/05: -0.88%	Class A return for the period 1/1/05 through 6/30/05: -1.42%

Best and worst quarters:	Best and worst quarters:
2nd Quarter 2003: 19.45%; 3rd Quarter 2002: -21.37%	2nd Quarter 2003: 17.40%; 3rd Quarter 2002: -15.34%

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PF Van Kampen Mid-Cap Growth
Class A return for the period 1/1/05 through 6/30/05: 2.62%

Best and worst quarters:
4th Quarter 2004: 12.79%; 2nd Quarter 2002: -31.77%

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HOW THE FUNDS PERFORMED

Average annual total return – as of 12/31/04

Fund Name	Return Before Taxes

	Class A		Class B		Class C

		Since		Since		Since
PF Portfolio Optimization Funds[1]	1-Year	Inception	1-Year	Inception	1-Year	Inception

Model A	(1.82)%	(1.82)%	(1.63)%	(1.63)%	2.30%	2.30%

Model B	(0.06)%	(0.06)%	0.24%	0.24%	4.25%	4.25%

Model C	2.05%	2.05%	2.52%	2.52%	6.40%	6.40%

Model D	3.25%	3.25%	3.76%	3.76%	7.59%	7.59%

Model E	4.20%	4.20%	4.90%	4.90%	8.80%	8.80%

		Since
Broad-Based Indices	1-Year	Inception

Lehman Brothers Government/Credit Index [9]	4.19%	4.19%

S&P 500 Index[10]	10.87%	10.87%

MSCI EAFE Index[11]	20.25%	20.25%

Merrill Lynch 3-Month U.S. T-Bill Index[12]	1.33%	1.33%

[1]	The PF Portfolio Optimization Funds commenced operations on 12/31/03.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	The Model A Composite Benchmark is comprised of 19% Merrill Lynch 3-Month U.S. T-Bill Index, 61% Lehman Brothers Government/ Credit Index, 15% S&P 500 Index, and 5% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[5]	The Model B Composite Benchmark is comprised of 12% Merrill Lynch 3-Month U.S. T-Bill Index, 46% Lehman Brothers Government/ Credit Index, 32% S&P 500 Index, and 10% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[6]	The Model C Composite Benchmark is comprised of 4% Merrill Lynch 3-Month U.S. T-Bill Index, 36% Lehman Brothers Government/ Credit Index, 46% S&P 500 Index, and 14% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

14

		Return After Taxes
Return After Taxes		on Distributions
on Distributions –		and Sale of Shares			Benchmark Index
Class A2		– Class A2			Performance[3]

	Since		Since			Since
1-Year	Inception	1-Year	Inception	Benchmark Indices	1-Year	Inception

(2.27)%	(2.27)%	(1.15)%	(1.15)%	Model A Composite Benchmark[4]	5.53%	5.53%

(0.49)%	(0.49)%	0.01%	0.01%	Model B Composite Benchmark[5]	7.70%	7.70%

1.71%	1.71%	1.38%	1.38%	Model C Composite Benchmark[6]	9.52%	9.52%

3.02%	3.02%	2.16%	2.16%	Model D Composite Benchmark[7]	11.34%	11.34%

4.08%	4.08%	2.79%	2.79%	Model E Composite Benchmark[8]	12.53%	12.53%

[7]	The Model D Composite Benchmark is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 20% Lehman Brothers Government/ Credit Index, 58% S&P 500 Index, and 20% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[8]	The Model E Composite Benchmark is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 6% Lehman Brothers Government/ Credit Index, 69% S&P 500 Index, and 23% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[9]	The Lehman Brothers Government/Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[10]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[11]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries (as of 5/05) in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[12]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

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HOW THE FUNDS PERFORMED

Average annual total return – as of 12/31/04

Fund Name[1]	Return Before Taxes

	Class A			Class B			Class C

			Since			Since			Since
	1-Year	3-Years	Inception	1-Year	3-Years	Inception	1-Year	3-Years	Inception

PF AIM Blue Chip	(1.87)%	(3.87)%	(0.07)%	(1.40)%	(3.80)%	0.30%	2.30%	(2.51)%	1.16%

PF Goldman Sachs Short Duration Bond	(5.55)%	N/A	(5.55)%	(5.46)%	N/A	(5.46)%	(1.52)%	N/A	(1.52)%

PF Janus Growth LT	3.37%	(1.41)%	1.46%	3.98%	(1.29)%	1.95%	7.80%	(0.06)%	2.70%

PF Lazard International Value	8.10%	5.72%	8.30%	8.78%	6.03%	8.87%	12.69%	7.18%	9.59%

PF MFS International Large-Cap	10.96%	4.78%	7.67%	11.77%	5.03%	8.21%	15.85%	6.28%	9.03%

PF NB Fasciano Small-Equity [7] (formerly called Aggressive Growth)	4.75%	0.49%	5.23%	5.41%	0.63%	5.74%	9.30%	1.96%	6.59%

PF PIMCO Managed Bond	(1.37)%	4.65%	4.26%	(1.29)%	4.92%	4.70%	2.88%	6.19%	5.58%

PF PIMCO Inflation Managed	1.54%	N/A	5.21%	2.03%	N/A	5.82%	6.14%	N/A	7.70%

PF Pacific Life Money Market	0.43%	0.43%	0.46%	N/A	N/A	N/A	N/A	N/A	N/A

PF Salomon Brothers Large-Cap Value	3.14%	0.57%	3.35%	3.52%	0.71%	3.86%	7.44%	1.90%	4.61%

PF Van Kampen Comstock[15]	9.59%	3.80%	6.40%	10.37%	4.02%	6.94%	14.36%	5.27%	7.74%

PF Van Kampen Mid-Cap Growth[15]	14.06%	(6.83)%	(0.27)%	15.03%	(6.60)%	0.20%	19.08%	(5.48)%	0.99%

[1]	All of the funds began operations on 10/01/01, except for the PF PIMCO Inflation Managed Fund, which began operations on 12/31/02, the PF Goldman Sachs Short Duration Bond Fund, which began operations on 12/31/03, the PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds, which began operations on 12/31/04 and the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds which began operations on 9/30/05.

[2]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[5]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

[6]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries (as of 5/05) in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[7]	Neuberger Berman began managing the fund on 10/1/05 and some of its investment policies and benchmark index changed at that time. Another firm managed the fund prior to that date.

16

			Return After Taxes on
Return After Taxes			Distributions				Benchmark Index
on Distributions – Class A2			and Sale of Shares – Class A2				Performance[3]

		Since			Since	Benchmark			Since
1-Year	3-Years	Inception	1-Year	3-Years	Inception	Index(s)	1-Year	3-Years	Inception

(1.87)%	(3.87)%	(0.12)%	(1.21)%	(3.27)%	(0.09)%	S&P 500 Index[4]	10.87%	3.58%	6.58%

(5.82)%	N/A	(5.82)%	(3.61)%	N/A	(3.61)%	Merrill Lynch 1-3 Year Treasury Index[5]	0.91%	N/A	0.91%

3.37%	(1.41)%	1.43%	2.19%	(1.19)%	1.23%	S&P 500 Index[4]	10.87%	3.58%	6.58%

7.77%	5.47%	8.02%	5.54%	4.78%	7.00%	MSCI EAFE Index[6]	20.25%	11.89%	13.25%

10.53%	4.36%	7.25%	7.39%	3.84%	6.34%	MSCI EAFE Index[6]	20.25%	11.89%	13.25%

4.39%	0.38%	5.02%	3.56%	0.42%	4.42%	Russell 2000 Index[8]	18.33%	11.48%	17.26%
						Russell Midcap Growth Index[9]	15.48%	6.16%	13.75%

(2.74)%	2.80%	2.44%	(0.67)%	2.94%	2.61%	Lehman Brothers Aggregate Bond Index[10]	4.34%	6.19%	5.72%
						Lehman Brothers Government/Credit Index[11]	4.19%	6.59%	6.09%

(0.51)%	N/A	3.33%	0.96%	N/A	3.34%	Lehman Brothers Global Real: U.S. TIPS Index[12]	8.46%	N/A	8.43%

N/A	N/A	N/A	N/A	N/A	N/A	Merrill Lynch 3-Month U.S. T-Bill Index[13]	1.33%	1.42%	1.51%
						Lipper Money Market Funds Index[14]	0.78%	0.91%	1.00%

2.97%	0.40%	3.15%	2.04%	0.38%	2.73%	S&P 500 Index[4]	10.87%	3.58%	6.58%

9.43%	3.67%	6.22%	6.23%	3.16%	5.38%	S&P 500 Index[4]	10.87%	3.58%	6.58%

14.06%	(8.17)%	(1.80)%	9.14%	(6.62)%	(1.24)%	Russell Midcap Growth Index[5]	15.48%	6.16%	13.75%

[8]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index, is the fund’s primary benchmark index. Results include reinvested dividends.

[9]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

[10]	The Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[11]	The Lehman Brothers Government/ Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[12]	The Lehman Brothers Global Real: U.S. TIPS Index is comprised of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

[13]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

[14]	The Lipper Money Market Funds Index, an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

[15]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.

17

FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges you pay directly when you buy or sell shares. Operating expenses incurred annually by each fund are borne indirectly by shareholders. The Portfolio Optimization Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the underlying funds in proportion to their allocations.

Pacific Funds provides or pays for certain support, administrative, distribution and shareholder services, and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Funds also pays Pacific Life Insurance Company (Pacific Life) to provide investment advisory services. Pacific Life, in turn, pays part of its fee to the fund managers. Currently, the Portfolio Optimization Funds bear no direct operating expenses other than distribution and service (12b-1) fees and certain “other expenses” as specified in the table on page 19.

The following tables show the fees that you may pay directly and the expenses paid by each fund.

SHAREHOLDER FEES

Sales charges

	Class A		Class B		Class C

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%	[1]	None		None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2]	5.00%	[3]	1.00%	[4]

[1]	The sales charge is reduced for purchases of $50,000 or more, and is waived in certain circumstances. Class A shares of the PF Pacific Life Money Market Fund are sold without an initial sales charge.

[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge was waived.

[3]	There is a CDSC on the sale of shares within 7 years of purchase. The CDSC decreases each year.

[4]	There is a CDSC on the sale of shares within 1 year of purchase.

18

OPERATING EXPENSES

Operating expenses paid by the Portfolio Optimization Funds (as an annual percent of average daily net assets)

	D I R E C T

	Advisory	Distribution and			Other	Total Annual
Fund	Fees	Service Fees (12b-1) [1]			Expenses [2]	Operating Expenses

Class		A	B	C		A	B	C

Model A	0.00%	0.50%	1.00%	1.00%	1.25%	1.75%	2.25%	2.25%

Model B	0.00%	0.50%	1.00%	1.00%	0.98%	1.48%	1.98%	1.98%

Model C	0.00%	0.50%	1.00%	1.00%	0.81%	1.31%	1.81%	1.81%

Model D	0.00%	0.50%	1.00%	1.00%	0.82%	1.32%	1.82%	1.82%

Model E	0.00%	0.50%	1.00%	1.00%	1.00%	1.50%	2.00%	2.00%

[Additional columns below]

[Continued from above table, first column(s) repeated]

D I R E C T							D I R E C T A N D I N D I R E C T

	Less: Reduction/Reimbursement			Net Operating
Fund	by Adviser/Distributor [3]			Expenses [1]			Net Operating Expenses [4]

Class	A	B	C	A	B	C	A	B	C

Model A	(1.75%)	(1.75%)	(1.75%)	0.00%	0.50%	0.50%	1.57%	2.07%	2.07%

Model B	(1.48%)	(1.48%)	(1.48%)	0.00%	0.50%	0.50%	1.63%	2.13%	2.13%

Model C	(1.31%)	(1.31%)	(1.31%)	0.00%	0.50%	0.50%	1.73%	2.23%	2.23%

Model D	(1.32%)	(1.32%)	(1.32%)	0.00%	0.50%	0.50%	1.78%	2.28%	2.28%

Model E	(1.50%)	(1.50%)	(1.50%)	0.00%	0.50%	0.50%	1.83%	2.33%	2.33%

[1]	Each share class of the funds, other than the PF Pacific Life Money Market Fund, is charged a distribution and service (12b-1) fee. The shares of the PF Pacific Life Money Market Fund are charged a non 12b-1 service fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable. Since the Portfolio Optimization Funds invest in Class A shares of other Pacific Funds (underlying funds), the 12b-1 fee for the Portfolio Optimization Funds will be reduced for all share classes to avoid duplication of fees. This reduction is reflected in the “Direct Net Operating Expenses” column. Direct net operating expenses may increase due to the actual amount of 12b-1 fees borne by the Portfolio Optimization Funds, which is dependent on the amount of actual 12b-1 and/or service fees paid by the underlying funds within a particular model.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

[3]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its administrative fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including; distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.45% for the remaining underlying funds through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, the Portfolio Optimization Funds will bear the sum of the total annual operating expenses applicable to such funds and the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests.

[4]	Since the Portfolio Optimization Funds invest in the underlying funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the expenses of the applicable underlying funds. The indirect portion of the net operating expenses is estimated based on the target allocation among the underlying funds and is provided to show you an estimate of the expenses attributable to each Portfolio Optimization Fund. The net operating expenses of the applicable underlying funds are based on the expenses provided in the chart on page 20. The net operating expense ratios will vary based on the actual allocation to the underlying funds. The net operating expense ratios reflect the current expense reductions in place for the Portfolio Optimization Funds and the underlying funds.

19

FEES AND EXPENSES

OPERATING EXPENSES

Direct annual operating expenses paid by each fund (as an annual percent of average daily net assets)

	Advisory	Distribution and			Other	Total Annual
Fund	Fees	Service Fees (12b-1) [1]			Expenses [2,3]	Operating Expenses

Class		A	B	C		A	B	C

PF AIM Blue Chip	0.95%	0.50%	1.00%	1.00%	0.92%	2.37%	2.87%	2.87%

PF Goldman Sachs Short Duration Bond	0.60%	0.50%	1.00%	1.00%	0.98%	2.08%	2.58%	2.58%

PF Janus Growth LT	0.75%	0.50%	1.00%	1.00%	1.29%	2.54%	3.04%	3.04%

PF Lazard Mid-Cap Value	0.85%	0.50%	1.00%	1.00%	1.85%	3.20%	3.70%	3.70%

PF Lazard International Value	0.85%	0.50%	1.00%	1.00%	1.10%	2.45%	2.95%	2.95%

PF MFS International Large-Cap	1.05%	0.50%	1.00%	1.00%	1.80%	3.35%	3.85%	3.85%

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	1.00%	0.50%	1.00%	1.00%	1.88%	3.38%	3.88%	3.88%

PF Oppenheimer Main Street Core[5]	0.65%	0.50%	N/A	N/A	1.49%	2.64%	N/A	N/A

PF Oppenheimer Emerging Markets[5]	1.00%	0.50%	N/A	N/A	2.92%	4.42%	N/A	N/A

PF PIMCO Managed Bond	0.60%	0.50%	1.00%	1.00%	1.12%	2.22%	2.72%	2.72%

PF PIMCO Inflation Managed	0.60%	0.50%	1.00%	1.00%	0.94%	2.04%	2.54%	2.54%

PF Pacific Life Money Market[6]	0.40%	0.25%	N/A	N/A	1.15%	1.80%	N/A	N/A

PF Salomon Brothers Large-Cap Value	0.85%	0.50%	1.00%	1.00%	0.93%	2.28%	2.78%	2.78%

PF Van Kampen Comstock	0.95%	0.50%	1.00%	1.00%	1.25%	2.70%	3.20%	3.20%

PF Van Kampen Mid-Cap Growth	0.90%	0.50%	1.00%	1.00%	1.03%	2.43%	2.93%	2.93%

PF Van Kampen Real Estate	1.10%	0.50%	1.00%	1.00%	1.97%	3.57%	4.07%	4.07%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Less: Reduction/Reimbursement			Net Operating
Fund	by Adviser/Distributor [4]			Expenses

Class	A	B	C	A	B	C

PF AIM Blue Chip	(0.47%)	(0.47%)	(0.47%)	1.90%	2.40%	2.40%

PF Goldman Sachs Short Duration Bond	(0.53%)	(0.53%)	(0.53%)	1.55%	2.05%	2.05%

PF Janus Growth LT	(0.84%)	(0.84%)	(0.84%)	1.70%	2.20%	2.20%

PF Lazard Mid-Cap Value	(1.40%)	(1.40%)	(1.40%)	1.80%	2.30%	2.30%

PF Lazard International Value	(0.65%)	(0.65%)	(0.65%)	1.80%	2.30%	2.30%

PF MFS International Large-Cap	(1.35%)	(1.35%)	(1.35%)	2.00%	2.50%	2.50%

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	(1.43%)	(1.43%)	(1.43%)	1.95%	2.45%	2.45%

PF Oppenheimer Main Street Core[5]	(1.04%)	N/A	N/A	1.60%	N/A	N/A

PF Oppenheimer Emerging Markets[5]	(2.47%)	N/A	N/A	1.95%	N/A	N/A

PF PIMCO Managed Bond	(0.67%)	(0.67%)	(0.67%)	1.55%	2.05%	2.05%

PF PIMCO Inflation Managed	(0.49%)	(0.49%)	(0.49%)	1.55%	2.05%	2.05%

PF Pacific Life Money Market[6]	(0.70%)	N/A	N/A	1.10%	N/A	N/A

PF Salomon Brothers Large-Cap Value	(0.48%)	(0.48%)	(0.48%)	1.80%	2.30%	2.30%

PF Van Kampen Comstock	(0.80%)	(0.80%)	(0.80%)	1.90%	2.40%	2.40%

PF Van Kampen Mid-Cap Growth	(0.58%)	(0.58%)	(0.58%)	1.85%	2.35%	2.35%

PF Van Kampen Real Estate	(1.52%)	(1.52%)	(1.52%)	2.05%	2.55%	2.55%

[1]	Each share class of the funds, other than the PF Pacific Life Money Market Fund, is charged a distribution and service (12b-1) fee. The shares of the PF Pacific Life Money Market Fund are charged a non 12b-1 service fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	Expenses do not reflect non-recurring fees and expenses.

[4]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or administrative fees, or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap is 0.45% for all funds through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, each fund will incur the total annual operating expenses applicable to that fund.

[5]	This fund is only available for investment by the Portfolio Optimization Funds.

[6]	Effective 7/1/05, only Class A shares of the PF Pacific Life Money Market Fund are available for investment. In accordance with the funds exchange policy, Class A shares of the PF Pacific Life Money Market Fund may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the PF Pacific Life Money Market Fund.

20

Examples – The examples that follow are intended to help you compare the cost of investing in Class A, Class B and Class C shares of each fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and the funds’ annual operating expenses (data as of 3/31/05, except for the two Oppenheimer underlying funds within the Portfolio Optimization Funds, for which expenses are estimated as of 10/1/05) remain the same. The examples reflect the contractual expense reductions currently in place for the Portfolio Optimization Funds and the underlying funds through 6/30/06. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate – actual expenses and performance may vary.

Fund	Your expenses (in dollars) if you SELL your shares at the end of each period

	1 Year			3 Years

	Class A	Class B	Class C	Class A	Class B	Class C

PF Portfolio Optimization Model A	747	759	359	1,427	1,474	1,074

PF Portfolio Optimization Model B	747	759	359	1,397	1,443	1,043

PF Portfolio Optimization Model C	755	767	367	1,404	1,451	1,051

PF Portfolio Optimization Model D	763	775	375	1,434	1,482	1,082

PF Portfolio Optimization Model E	774	787	387	1,507	1,558	1,158

PF AIM Blue Chip	744	755	355	1,217	1,256	856

PF Goldman Sachs Short Duration Bond	712	722	322	1,130	1,165	765

PF Janus Growth LT	734	745	345	1,241	1,281	881

PF Lazard Mid-Cap Value[1]	747	759	359	1,304	1,346	946

PF Lazard International Value	739	750	350	1,228	1,267	867

PF MFS International Large-Cap	774	787	387	1,435	1,483	1,083

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	772	785	385	1,438	1,486	1,086

PF PIMCO Managed Bond	715	725	325	1,161	1,197	797

PF PIMCO Inflation Managed	711	721	321	1,121	1,156	756

PF Pacific Life Money Market	130	—	—	516	—	—

PF Salomon Brothers Large-Cap Value	734	745	345	1,191	1,228	828

PF Van Kampen Comstock	752	763	363	1,289	1,331	931

PF Van Kampen Mid-Cap Growth	742	753	353	1,227	1,266	866

PF Van Kampen Real Estate[1]	767	780	380	1,344	1,388	988

[Additional columns below]

[Continued from above table, first column(s) repeated]

Fund	Your expenses (in dollars) if you SELL your shares at the end of each period

	5 Years			10 Years

	Class A	Class B	Class C	Class A	Class B	Class C

PF Portfolio Optimization Model A	2,128	2,108	1,908	3,979	3,962	4,070

PF Portfolio Optimization Model B	2,068	2,046	1,846	3,852	3,833	3,942

PF Portfolio Optimization Model C	2,075	2,053	1,853	3,857	3,838	3,947

PF Portfolio Optimization Model D	2,127	2,106	1,906	3,958	3,940	4,048

PF Portfolio Optimization Model E	2,259	2,243	2,043	4,224	4,210	4,314

PF AIM Blue Chip	1,716	1,683	1,483	3,083	3,052	3,170

PF Goldman Sachs Short Duration Bond	1,573	1,535	1,335	2,799	2,764	2,886

PF Janus Growth LT	1,773	1,742	1,542	3,223	3,195	3,312

PF Lazard Mid-Cap Value[1]	—	—	—	—	—	—

PF Lazard International Value	1,743	1,710	1,510	3,149	3,119	3,237

PF MFS International Large-Cap	2,118	2,097	1,897	3,926	3,908	4,016

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	2,127	2,106	1,906	3,948	3,930	4,038

PF PIMCO Managed Bond	1,632	1,596	1,396	2,928	2,895	3,015

PF PIMCO Inflation Managed	1,556	1,518	1,318	2,762	2,726	2,849

PF Pacific Life Money Market	926	—	—	2,074	—	—

PF Salomon Brothers Large-Cap Value	1,672	1,638	1,438	2,996	2,964	3,083

PF Van Kampen Comstock	1,851	1,822	1,622	3,374	3,348	3,463

PF Van Kampen Mid-Cap Growth	1,738	1,705	1,505	3,134	3,104	3,222

PF Van Kampen Real Estate[1]	—	—	—	—	—	—

[1]	Only 1-year and 3-year examples are shown for the PF Lazard Mid-Cap Value Fund, and the PF Van Kampen Real Estate Fund, since these funds are new and do not yet have a full fiscal year of expenses. These funds will have expenses beyond year three.

21

FEES AND EXPENSES

Fund	Your expenses (in dollars) if you DON’T SELL your shares at the end of each period

	1 Year			3 Years

	Class A	Class B	Class C	Class A	Class B	Class C

PF Portfolio Optimization Model A	747	259	259	1,427	1,074	1,074

PF Portfolio Optimization Model B	747	259	259	1,397	1,043	1,043

PF Portfolio Optimization Model C	755	267	267	1,404	1,051	1,051

PF Portfolio Optimization Model D	763	275	275	1,434	1,082	1,082

PF Portfolio Optimization Model E	774	287	287	1,507	1,158	1,158

PF AIM Blue Chip	744	255	255	1,217	856	856

PF Goldman Sachs Short Duration Bond	712	222	222	1,130	765	765

PF Janus Growth LT	734	245	245	1,241	881	881

PF Lazard Mid-Cap Value[1]	747	259	259	1,304	946	946

PF Lazard International Value	739	250	250	1,228	867	867

PF MFS International Large-Cap	774	287	287	1,435	1,083	1,083

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	772	285	285	1,438	1,086	1,086

PF PIMCO Managed Bond	715	225	225	1,161	797	797

PF PIMCO Inflation Managed	711	221	221	1,121	756	756

PF Pacific Life Money Market	130	—	—	516	—	—

PF Salomon Brothers Large-Cap Value	734	245	245	1,191	828	828

PF Van Kampen Comstock	752	263	263	1,289	931	931

PF Van Kampen Mid-Cap Growth	742	253	253	1,227	866	866

PF Van Kampen Real Estate[1]	767	280	280	1,344	988	988

[Additional columns below]

[Continued from above table, first column(s) repeated]

Fund Y	our expenses (in dollars) if you DON’T SELL your shares at the end of each period

	5 Years			10 Years

	Class A	Class B	Class C	Class A	Class B	Class C

PF Portfolio Optimization Model A	2,128	1,908	1,908	3,979	3,962	4,070

PF Portfolio Optimization Model B	2,068	1,846	1,846	3,852	3,833	3,942

PF Portfolio Optimization Model C	2,075	1,853	1,853	3,857	3,838	3,947

PF Portfolio Optimization Model D	2,127	1,906	1,906	3,958	3,940	4,048

PF Portfolio Optimization Model E	2,259	2,043	2,043	4,224	4,210	4,314

PF AIM Blue Chip	1,716	1,483	1,483	3,083	3,052	3,170

PF Goldman Sachs Short Duration Bond	1,573	1,335	1,335	2,799	2,764	2,886

PF Janus Growth LT	1,773	1,542	1,542	3,223	3,195	3,312

PF Lazard Mid-Cap Value[1]	—	—	—	—	—	—

PF Lazard International Value	1,743	1,510	1,510	3,149	3,119	3,237

PF MFS International Large-Cap	2,118	1,897	1,897	3,926	3,908	4,016

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	2,127	1,906	1,906	3,948	3,930	4,038

PF PIMCO Managed Bond	1,632	1,396	1,396	2,928	2,895	3,015

PF PIMCO Inflation Managed	1,556	1,318	1,318	2,762	2,726	2,849

PF Pacific Life Money Market	926	—	—	2,074	—	—

PF Salomon Brothers Large-Cap Value	1,672	1,438	1,438	2,996	2,964	3,083

PF Van Kampen Comstock	1,851	1,622	1,622	3,374	3,348	3,463

PF Van Kampen Mid-Cap Growth	1,738	1,505	1,505	3,134	3,104	3,222

PF Van Kampen Real Estate[1]	—	—	—	—	—	—

[1]	Only 1-year and 3-year examples are shown for the PF Lazard Mid-Cap Value Fund and the PF Van Kampen Real Estate Fund, since these funds are new and do not yet have a full fiscal year of expenses. These funds will have expenses beyond year three.

22

ABOUT THE FUNDS

PORTFOLIO OPTIMIZATION FUNDS

Each Portfolio Optimization Fund may invest in the individual Pacific Funds (the “underlying funds”), excluding other Portfolio Optimization Funds. Each Portfolio Optimization Fund invests in Class A shares of certain underlying funds, without payment of a front-end sales charge, based on its target allocation percentages. No contingent deferred sales charge (CDSC) is charged to the Portfolio Optimization Funds upon the sale of shares of the underlying funds. The table that follows provides more information.

Pacific Life uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. The theory behind asset allocation is that diversification among asset classes, such as stocks, bonds and cash equivalents, can help reduce volatility over the long-term. The Portfolio Optimization Funds were developed through a two-step process:

(1)	An optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by an asset allocation consulting firm retained by Pacific Life, which uses a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.

(2)	An evaluation of the underlying funds’ asset classes determines the appropriate mix of underlying funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and manager interviews. The underlying funds that are selected are believed to optimize returns, given each fund’s risk profile.

The Portfolio Optimization Funds will invest purchase proceeds and meet redemption needs using a monthly allocation percentage (MAP) methodology, which considers the value of the underlying funds and a sales forecast for the upcoming month. This methodology is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions.

Periodically, Pacific Life will evaluate each fund’s asset allocation strategy and rebalance the Portfolio Optimization Funds to reflect changes in the target allocations. Underlying funds may be added to or deleted from a Portfolio Optimization Fund. Pacific Life will use the MAP methodology to reallocate to new target allocations any time the target allocations change, such as when underlying funds are added to or deleted from Pacific Funds or when the target allocations are updated. Pacific Life may also use such MAP methodology for up to 90 days to try to minimize taxable distributions, to allocate to new funds and to allocate from funds that are no longer a part of the model allocation, which may cause the funds to temporarily deviate from their target allocations. Pacific Life may change the asset class allocations, underlying funds (including any funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals.

Pacific Life monitors the performance of the underlying funds, and may, from time to time, recommend to Pacific Funds’ Board of Trustees closure, merger or a change in management firm or strategy of an underlying fund, all of which could impact a Portfolio Optimization Fund. Other than to require exclusion of an underlying fund that is expected to be liquidated, merged, or otherwise closed, Pacific Life does not limit the number of underlying funds to include in each Portfolio Optimization Fund, the percent that any underlying fund represents, or which underlying funds may be selected.

23

ABOUT THE FUNDS

Portfolio Manager – Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio Optimization Funds.

Howard T. Hirakawa, CFA, is a Vice President of Pacific Life. He joined the company in 1990.

M. Kathleen McWard, CFP®, is a Vice President of Pacific Life. She joined the company in 1991.

They are assisted by a team of investment professionals who establish and apply the asset allocation strategy for the Portfolio Optimization Funds.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund, as applicable.

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25

ABOUT THE FUNDS

PF Portfolio Optimization Models A - E

Investor profile	You are looking for relatively stable returns and investments that generate some level of income.	Your focus is on keeping pace with inflation. Income and capital appreciation are desired.

Investment goal	Seeks current income and preservation of capital.	Seeks current income and moderate growth of capital.

Main investments	Underlying funds that invest in the highest quality money market instruments, medium and high quality fixed income securities, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.	Underlying funds that invest in medium and high quality fixed income securities, money market instruments, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.

Asset class allocation targets The underlying funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the underlying fund allocations below.	Cash: 12% Bonds: 67% Domestic stocks: 16% International stocks: 5%	Cash: 9% Bonds: 50% Domestic stocks: 30% International stocks: 11%

Underlying funds allocation targets
(as of 10/1/05)

Although the funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Each fund listed to the right is a fund within Pacific Funds as described within this prospectus.	Money Market: 9%
Short Duration Bond: 28%
Inflation Managed: 15%
Managed Bond: 25%
Main Street Core: 6%
Large-Cap Value: 3%
Comstock: 4%
Blue Chip: 2%
Mid-Cap Value: 2%
International Value: 3%
International Large-Cap: 3%	Money Market: 7%
Short Duration Bond: 17%
Inflation Managed: 14%
Managed Bond: 19%
Main Street Core: 7%
Large-Cap Value: 3%
Comstock: 8%
Blue Chip: 3%
Mid-Cap Value: 3%
Mid-Cap Growth: 3%
Growth LT: 3%
International Value: 7%
International Large-Cap: 6%

Risk and risk characteristics	There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.

Main risks The funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those funds. An investor may lose money in each fund.	Price volatility, derivatives, changes in interest rates, changes in inflation rates, mortgage-related securities, foreign investments, credit, liquidity, emerging countries, and non-diversified.	Price volatility, derivatives, foreign investments, changes in interest rates, changes in inflation rates, credit, emerging countries, mortgage-related securities, liquidity, and non-diversified.

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You want the opportunity for long-term moderate growth.	You seek an investment geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Seeks long-term growth of capital and low to moderate income.	Seeks moderately high, long- term capital appreciation with low current income.	Seeks high, long-term capital appreciation.

Underlying funds that invest in fixed income securities, equity securities of both U.S. and non-U.S. companies of any size, money market instruments, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

Cash: 3% Bonds: 36% Domestic stocks: 44% International stocks: 17%	Cash: 1% Bonds: 21% Domestic stocks: 57% International stocks: 21%	Cash: 1% Bonds: 6% Domestic stocks: 66% International stocks: 27%

Money Market: 2%
Short Duration Bond: 9%
Inflation Managed: 12%
Managed Bond: 14%
Main Street Core: 7%
Large-Cap Value: 5%
Comstock: 10%
Blue Chip: 3%
Mid-Cap Value: 3%
Mid-Cap Growth: 6%
Growth LT: 5%
Small Equity: 2%
Real Estate: 3%
International Value: 8%
International Large-Cap: 7%
Emerging Markets: 4%	Short Duration Bond: 4%
Inflation Managed: 7%
Managed Bond: 7%
Main Street Core: 11%
Large-Cap Value: 5%
Comstock: 11%
Blue Chip: 4%
Mid-Cap Value: 5%
Mid-Cap Growth: 7%
Growth LT: 8%
Small Equity: 3%
Real Estate: 4%
International Value: 10%
International Large-Cap: 9%
Emerging Markets: 5%	Managed Bond: 2%
Main Street Core: 11%
Large-Cap Value: 7%
Comstock: 11%
Mid-Cap Value: 5%
Mid-Cap Growth: 7%
Growth LT: 14%
Small Equity: 6%
Real Estate: 5%
International Value: 12%
International Large-Cap: 14%
Emerging Markets: 6%

There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.

Price volatility, derivatives, foreign investments, emerging countries, changes in interest rates, credit, changes in inflation rates, liquidity, mortgage-related securities, and non- diversified.	Price volatility, derivatives, foreign investments, emerging countries, credit, changes in interest rates, changes in inflation rates, liquidity, non-diversified, and mortgage-related securities.	Price volatility, derivatives, foreign investments, emerging countries, credit, changes in interest rates, non-diversified, liquidity, geographic concentration, and changes in inflation rate.

27

ABOUT THE FUNDS

PF AIM BLUE CHIP FUND

Investment goal – seeks long-term growth of capital; current income is of secondary importance.

Main investments – invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments. Blue chip companies are large and medium-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions. The manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent eleven-month period, based on month-end data, plus the most recent data during the current month. The fund may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)) and up to 15% of its assets in equity and/or debt real estate investment trusts. Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds, ADRs and EDRs. The fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the fund’s assets. Synthetic instruments are investments that have economic characteristics similar to direct investments.

The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The fund seeks to balance growth, value and quality when selecting stocks. Such companies generally have superior growth prospects compared to other companies in the same industry, proprietary technology which the managers believe have the potential to bring about major changes within an industry, leading sales within an industry, or the potential to become a market leader. The managers also look for companies that have faster earnings growth than their competitors and the market in general, higher profit margins relative to their competitors, stronger cash flow relative to their competitors, and a balance sheet with relatively low debt and a high return on equity relative to their competitors.

The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above. When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Portfolio Manager – A I M Capital Management, Inc. (AIM)
The following individual is primarily responsible for the day-to-day management of the fund.

Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

Mr. Anderson is assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

28

PF GOLDMAN SACHS SHORT DURATION BOND FUND

Investment goal – seeks current income; capital appreciation is of secondary importance.

Main investments – invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average portfolio duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the fund’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Portfolio Manager – Goldman Sachs Asset Management, L.P. (Goldman Sachs)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.
Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001.
James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.

They are assisted by a team of investment professionals. Team members provide research support and make securities recommendations with respect to the fund. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF JANUS GROWTH LT FUND

Investment goal – seeks long-term growth of capital in a manner consistent with the preservation of capital.

29

ABOUT THE FUNDS

Main investments – invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The fund may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S. The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when issued, delayed delivery or forward commitment basis, and purchase high-yield (junk) bonds. The fund may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds. The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Portfolio Manager – Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the fund.

David J. Corkins, vice president of Janus, joined Janus in 1995 and is a portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. Mr. Corkins has a BA from Dartmouth College and an MBA from Columbia University.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF LAZARD MID-CAP VALUE FUND

Investment goal – seeks capital appreciation.

Main investments – invests at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of May 31, 2005, the market capitalization range of the Russell Midcap Index was approximately between $552 million and $39.1 billion. Typically the manager purchases stocks with market capitalizations between $1 billion and $10 billion.

30

The fund management team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities, including up to 15% of fund assets in foreign securities. The fund may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the fund’s net assets.

The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Robert A. Failla, CFA, is a Senior Vice President at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Failla joined Lazard in 2003. Prior to joining Lazard, he was associated with Alliance Bernstein. Mr. Failla has an MBA from NYU’s Stern School of Business and a BA from Harvard.

Andrew D. Lacey is a deputy chairman at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. He became a full-time member of Lazard’s equity team in 1996. He has a BA from Wesleyan University and an MBA from Columbia University.

Christopher H. Blake is a managing director and a portfolio manager at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. He joined Lazard in 1995 and has a BSBA from the University of Denver.

Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and has over 21 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF LAZARD INTERNATIONAL VALUE FUND

Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments – invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the manager believes are undervalued based on their earnings, cash flow or asset values. The fund may invest in American Depositary Receipts and Global

31

ABOUT THE FUNDS

Depository Receipts. The fund may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The fund normally concentrates its investments in a core group of 30-45 issuers. The allocation of the fund’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the fund’s assets primarily in established companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

John R. Reinsberg is a deputy chairman at Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. Mr. Reinsberg joined Lazard in 1992. He has a BA from the University of Pennsylvania and an MBA from Columbia University.
Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. Mr. Bennett is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. He is a CPA, has a BS from New York University and an MBA from the University of Chicago.
Gabrielle Boyle is a senior managing director and portfolio manager at Lazard and has over 14 years of investment experience. She joined Lazard in 1993. Ms. Boyle is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA from University College, Dublin.
Michael Powers is a managing director of Lazard and has over 15 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. Mr. Powers joined Lazard in 1990. He has a BA from Brown University and an MBA from Long Island University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF MFS INTERNATIONAL LARGE-CAP FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-cap companies have a market capitalization of $3 billion or more. The fund invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The fund may also purchase securities on a when-issued basis.

32

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the fund expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows and a recurring revenue stream; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Portfolio Manager – MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

David R. Mannheim is a senior vice president at MFS. Mr. Mannheim has been employed in the investment management area of MFS since 1988.
Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF NB FASCIANO SMALL EQUITY FUND

(formerly called Aggressive Growth)

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the fund first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The fund manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.

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ABOUT THE FUNDS

In choosing companies that the manager believes are likely to achieve the fund’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The fund may also engage in short sales against the box, as long as no more than 15% of the fund’s net assets would be subject to such short sales at any time.

The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the fund’s investment goal.

Portfolio Manager – Neuberger Berman Management Inc. (Neuberger Berman).

The following individual is primarily responsible for the day-to-day management of the fund.

Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF OPPENHEIMER MAIN STREET® CORE FUND*

*This fund is only available for investment by the Portfolio Optimization Funds.

Investment goal – seeks long-term growth of capital and income.

Main investments – invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the fund manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct fund emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The fund is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

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The fund invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the fund may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The fund may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.

Portfolio Manager – OppenheimerFunds, Inc. (Oppenheimer).

The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Nikolaos D. Monoyios, CFA, is a senior vice president of Oppenheimer and has been a member of the fund’s management team since 2003. He joined Oppenheimer in 1998.

Marc Reinganum, a vice president of Oppenheimer, has been a member of the fund’s management team since 2003. He is also director of quantitative research and fund strategist for equities at Oppenheimer. Mr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (SMU) from 1995 through 2003. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the board of trustee investment committee.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF OPPENHEIMER EMERGING MARKETS FUND*

* This fund is only available for investment by the Portfolio Optimization Funds.

Investment goal – seeks long-term growth of capital.

Main investments – invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This fund may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The fund principally invests in common stock and other equity securities.

The fund manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.

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ABOUT THE FUNDS

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Portfolio Manager – OppenheimerFunds, Inc. (Oppenheimer).
The following individual is primarily responsible for the day-to-day management of the fund.

Mark Madden, CFA, is a vice president of Oppenheimer. Prior to joining Oppenheimer in August 2004, he was the managing director of the Global Emerging Markets Team at Pioneer Investment Management, Inc. from November 2000 – July 2004 and Senior Vice President and Portfolio Manager from December 1998 – October 2000.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF PIMCO MANAGED BOND FUND

Investment goal – seeks to maximize total return consistent with prudent investment management.

Main investments – invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally: fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The manager may also invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including American Depositary Receipts. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential

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volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the fund should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

Portfolio Manager – Pacific Investment Management Company LLC (PIMCO).

Pasi Hamalainen, managing director, generalist portfolio manager, member of PIMCO’s investment committee and head of risk oversight, joined PIMCO in 1994. He is responsible for the day-to-day management of the fund’s assets. Mr. Hamalainen has 11 years of investment experience and has a BS from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.
William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. He heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the fund. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. He has an MBA from UCLA Graduate School of Business.

With respect to Mr. Hamalainen, the portfolio manager, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF PIMCO INFLATION MANAGED FUND

Investment goal – seeks to maximize total return consistent with prudent investment management.

Main investments – invests its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the fund’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

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ABOUT THE FUNDS

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The fund may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.

The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Portfolio Manager – Pacific Investment Management Company LLC (PIMCO)

The following individual is primarily responsible for the day-to-day management of the fund.

John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. He has 18 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a BS from Columbia College and an MBA from the MIT Sloan School of Management.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

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PF PACIFIC LIFE MONEY MARKET FUND

Investment goal – seeks current income consistent with preservation of capital.

Main investments – invests in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality. An investment in the fund is not a bank deposit, and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund is managed to maintain a stable net asset value (NAV) of $1.00 per share, it’s possible to lose money by investing in the fund.

Portfolio Manager – Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Dale W. Patrick is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1985. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1996 and has been with Pacific Life’s portfolio management group since 1998. He co-manages another money market fund, Pacific Life’s portfolios of publicly traded bonds and credit derivative investments for Pacific Life and its subsidiaries. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF SALOMON BROTHERS LARGE-CAP VALUE FUND

Investment goal – seeks long-term growth of capital; current income is of secondary importance.

Main investments – invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the fund may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The management team looks for companies that are undervalued and expected to grow. Undervalued companies are those the team believes may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.

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ABOUT THE FUNDS

•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The fund may invest in fixed income securities for current income. The fund may also invest up to 20% of its assets in foreign securities.

Portfolio Manager – Salomon Brothers Asset Management Inc (Salomon Brothers)

The following individuals are primarily responsible for the day-to-day management of the fund.

Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.
Robert Feitler is a director of Salomon Brothers. He joined Salomon Brothers in 1995 and has over 10 years of investment experience. Mr. Feitler has a BA in Economics from Haverford College and an MBA in Finance from University of Wisconsin.

Mr. McAllister and Mr. Feitler are supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF VAN KAMPEN COMSTOCK FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Fund securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks. The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The fund may also invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

Portfolio Manager – Van Kampen

The fund is managed by Van Kampen’s Multi-Cap Value Team. The following individuals are primarily responsible for the day-to-day management of the fund.

B. Robert Baker, Jr., managing director, is the lead portfolio manager. He joined Van Kampen in 1991.
Jason S. Leder, managing director, is a co-portfolio manager. He joined Van Kampen in 1995.
Kevin C. Holt, managing director, is a co-portfolio manager. He joined Van Kampen in 1999.

All portfolio managers who work on the fund are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

They are assisted by other members of Van Kampen’s Multi-Cap Value Team. Members of the team may change from time to time.

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With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF VAN KAMPEN MID-CAP GROWTH FUND

Investment goal – seeks long-term growth of capital.

Main investments – invests under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the Index. As of May 31, 2005, the market capitalization range of the Russell Midcap Growth Index was approximately between $552 million and $39.1 billion. Companies whose market capitalization falls outside the range of the index after purchase continue to be considered medium capitalization companies for purposes of the fund’s 80% investment policy.

The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings and cash flow growth. The manager generally considers selling a fund holding when it determines that the holding no longer satisfies its investment criteria.

The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund, protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund may also purchase securities on a when issued or delayed delivery basis. The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.

Portfolio Manager – Van Kampen

The fund is managed by Van Kampen’s U.S. Growth Team. The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Dennis P. Lynch, managing director, is the lead portfolio manager. He joined Van Kampen in 1998.
David S. Cohen, managing director, is a co-portfolio manager. He joined Van Kampen in 1993.
Sam Chainani, executive director, is a co-portfolio manager. He joined Van Kampen in 1996.

They are assisted by other members of Van Kampen’s U.S. Growth Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

PF VAN KAMPEN REAL ESTATE FUND

Investment goal – seeks current income and long-term capital appreciation.

Main investments – invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The fund may invest up to 10% of its assets in foreign investments.

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ABOUT THE FUNDS

Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real-estate interests or loans. The fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation or overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.

Portfolio Manager – Van Kampen

The fund is managed by Van Kampen’s Real Estate Team.

Theodore R. Bigman, a managing director of Van Kampen, is the lead portfolio manager and is primarily responsible for the day-to-day management of the fund. He joined Van Kampen in 1995 and has 18 years of investment experience. Mr. Bigman has a BA from Brandeis University and an MBA from Harvard Business School.

The primary research analysts for the fund are listed below:

Stuart B. Seeley is an executive director of Van Kampen.
James A. Cowan is a vice president of Van Kampen.
David Smetana, CPA, is a vice president of Van Kampen.
Bill “B.J.” Grant is an associate of Van Kampen.
Christina Chiu is an associate of Van Kampen.

The Real Estate Team determines the investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors. As the lead portfolio manager, Mr. Bigman has ultimate responsibility for the strategy and is the final arbiter on decisions. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

INVESTING IN THE FUNDS

You can invest in the funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The funds can be used in a variety of retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, 403(b)(7)s, other qualified retirement plans, such as Individual 401k plans, 529 plans and Coverdell Education Savings Accounts (ESA).

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Additional information regarding 529 plans available through Pacific Funds can be found in the 529 Plan Description Handbook. For more information about the 529 plans and to receive applicable documents and applications for all types of accounts, call (800) 722-2333.

OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for each fund and complete an Account Application, making sure to include your registered representative’s name. Pacific Funds may return applications that do not have a registered representative listed. Make your check payable to Pacific Funds and mail it with the application to P.O. Box 9768, Providence, RI 02940-9768.

To add to your account, send at least $50 for each additional investment. Complete the Add to Your Account form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to Pacific Funds and remember to provide your account number and investment allocation with your check.

Acceptable forms of investments are:

•	Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. Bank;
•	Money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank;
•	Third party checks when there is a clear connection of the third party to the underlying transaction; and
•	Wire transfers that originate in U.S. banks.

Pacific Funds will not accept investments in the following forms:

•	Cash;
•	Starter checks;
•	Credit cards or checks drawn against a credit account;
•	Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;
•	Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank; and
•	Third party checks if there is not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investments will be returned. Pacific Funds reserves the right to reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by Pacific Funds or its transfer agent.

Accounts such as Traditional or Roth IRAs, Coverdell ESAs, and 529s have contribution limits that should not be exceeded. If your account is a SIMPLE IRA, SEP IRA, SARSEP or 403(b)(7), or if your account is owned by a qualified plan, or is an individual 401(k) account, contribution limits will also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

Wired funds – To open your account using wired funds, complete the Account Application, send it to Pacific Funds, and call (800) 722-2333 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

Boston Safe Deposit & Trust Company
ABA #: 011001234
Account #: 043478
FBO: Pacific Funds
Shareholder Name and Account Number

Electronic Funds Transfer (EFT) – To transfer money from your bank account to your Pacific Funds account using EFT, call (800) 722-2333 and provide the fund name and share class, your Pacific Funds account number, the name(s) in which the Pacific Funds account is registered and the amount of the transfer. To set up EFT, complete the Financial Institution Information on the Account Application. If EFT is established after

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INVESTING IN THE FUNDS

account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to 20 calendar days from receipt of request to become active.

Preauthorized investment plan – You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Funds account ($50 minimum per fund, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 20 calendar days to establish and become active. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments will begin one month from the date the program is set up.

Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Funds may report certain transaction activity to the government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

Sales charges may apply to all investments. Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and Pacific Select Distributors, Inc. (PSD), Pacific Funds’ distributor, reserve the right to reject any request to buy shares.

SELLING SHARES

You may sell shares by contacting your registered representative or Pacific Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to Medallion Signature Guarantee for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling (800) 722-2333. To disable this option, check the appropriate box on your Account Application. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee accompany the request. Proceeds can also be wired to a predesignated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Systematic withdrawal plan – You may set up automatic monthly, quarterly, semiannual or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50) or a fixed number of shares (five shares or more). Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.

Electronic funds transfer – You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $50,000 from your Pacific Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a Medallion Signature Guarantee).

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Checkwriting – Checkwriting privileges are available for the PF Pacific Life Money Market Fund for non-retirement accounts only. Checks must be written for at least $250 and you must maintain an account minimum of $500.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:

•	For any redemption request for $50,000 or more.
•	If your address of record has changed within the past 30 days.
•	If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s).
•	For requests to transfer between Pacific Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same.
•	Under other circumstances as determined by the transfer agent.

Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted.

Depending on the class of shares you own, a contingent deferred sales charge (CDSC) may apply. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We may liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value falls below $500 for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

EXCHANGING SHARES

Except with respect to the PF Pacific Life Money Market Fund, you may exchange shares of one fund for shares of the same class of any other fund (within the same base account) if both funds maintain minimum balance requirements. With respect to the PF Pacific Life Money Market Fund, Class A shares may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the PF Pacific Life Money Market Fund. Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available for investment. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge when exchanged into Class A shares of another fund. Shares subject to a CDSC will begin to age from the date of the exchange, except if the original shares are shares of the PF Pacific Life Money Market Fund. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another fund. To exchange shares, call (800) 722-2333 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application.

Dollar cost averaging – Dollar cost averaging may be used to buy shares of the funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semiannual or annual basis, from any fund with a value of at least $1,000 to one or more other funds. Each fund must maintain the fund minimum and each transfer must be for at least $50.

Market timing policies and exchange limitations – Pacific Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted policies and procedures with respect to purchases and redemptions of the funds’ shares. The funds attempt

45

INVESTING IN THE FUNDS

to discourage frequent trading by limiting you to no more than 12 exchanges out of each fund per calendar year. Pacific Funds does not accommodate trading in excess of these limits. These limitations do not apply to dollar cost averaging that is systematically set-up with Pacific Funds’ transfer agent or to transactions by the Portfolio Optimization Funds in the underlying funds. In addition, the funds monitor certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the funds. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the funds’ operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

Pacific Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of a fund. Pacific Funds may also restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

Pacific Funds reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

The funds are unable to directly monitor the trading activity of beneficial owners of the funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the funds’ transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the funds’ transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.

Omnibus account arrangements enable brokers to aggregate multiple investors’ share ownership positions and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the funds. Accordingly, the ability of the funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or recordkeepers may be able to implement procedures or supply Pacific Funds with information that differs from that normally available to Pacific Funds or its agent(s). In such instances, Pacific Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If Pacific Funds identifies activity that may be indicative of excessive short-term trading activity, Pacific Funds or its designated agent will notify the financial intermediary, recordkeeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that Pacific Funds or the financial intermediary, recordkeeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, Pacific Funds or its designated agent will request the financial intermediary, recordkeeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to those that Pacific Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If Pacific Funds determines that the financial intermediary, recordkeeper or retirement and benefit plan has not demonstrated adequately that it has

46

taken appropriate action to curtail the excessive short-term trading, Pacific Funds or its agents may terminate the relationship.

Financial Intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, and insurance companies.

Retirement and Benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts (‘IRA‘).

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the funds’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the funds’ performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the funds’ securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the funds, funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the funds. Pacific Funds has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the funds will not be issued.

Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined NAV per share, but will not release the proceeds until your investment clears. This may take up to 15 days from the investment date. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

Telephone instructions – Procedures are in place to ensure that telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of a telephone transaction. We will not be responsible for the authenticity of phone instructions or any losses resulting from

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INVESTING IN THE FUNDS

unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record.

OVERVIEW OF THE SHARE CLASSES

SALES CHARGES AND FEES BY SHARE CLASS

Pacific Funds offers investors Class A, Class B, and Class C shares of each fund, except for the PF Pacific Life Money Market Fund, the PF Oppenheimer Main Street Core Fund, and the PF Oppenheimer Emerging Markets Fund, which only offer Class A shares. Pacific Funds also offers Class R shares of the Portfolio Optimization Funds. Only Class A, B, and C shares are offered in this prospectus. Even though these classes represent ownership of the same fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that best corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

•	How long do I plan to hold the shares?
•	How much money do I intend to invest?
•	Will I be purchasing more shares in the future?
•	What expenses will I pay for each class?
•	Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences in the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment. Thus a registered representative may have an incentive for you to invest in one share class over another (e.g., a purchase of $100,000 of class B shares will result in greater compensation to the selling broker-dealer versus a similar purchase of class A shares that takes advantage of a breakpoint). You should speak with your registered representative about the various expenses associated with each share class and about the share class most appropriate for your individual financial situation.

PF Pacific Life Money Market Fund: Only Class A shares of the PF Pacific Life Money Market Fund are offered. Class A shares of the PF Pacific Life Money Market Fund are sold at NAV without an initial sales charge. There is an annual service fee of 0.25%, but no 12b-1 fees. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another fund.

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The following summarizes key information about each class, except with respect to the PF Pacific Life Money Market Fund, to help you make your investment decision, including the various expenses associated with each class. More detailed information about each share class is provided in the next section.

Share	Front-end	Annual		Conversion to
Class	Sales charge	12b-1 Fees	CDSC	Class A Shares

Class A	YES — for purchases below $1,000,000 (front- end sales charge reductions begin when investment exceeds $50,000).	0.50%	NO — for purchases below $1,000,000	N/A

Class B	NO	1.00%	YES — up to 5.00% on shares redeemed within a certain period	YES — after eight (8) years.

Class C	NO	1.00%	YES — 1.00% on shares redeemed within one year of purchase.	NO — annual expenses continue at the Class C level throughout the life of your investment.

To pay for the cost of promoting the funds and servicing your account, each class of shares, other than Class A shares of the PF Pacific Life Money Market Fund, has adopted a Distribution and Servicing (Rule 12b-1) Plan. Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing 12b-1 fees. Higher 12b-1 fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

•	The fees and expenses imposed on Class B and Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.

•	Because Class B shares convert into Class A shares after they have been held for eight years (and become subject to reduced 12b-1 fees after the conversion), an investment in Class C shares may cost you more over time than an investment in Class B shares or Class A shares.

Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see “Ways You Can Minimize Sales Charges” following the CDSC calculation information.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making investments below the first Class A “breakpoint” level at $50,000 are generally better off purchasing Class B shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in the fund. For more information on share classes or other mutual fund

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OVERVIEW OF THE SHARE CLASSES

investing topics, please refer to the websites of the NASD (www.nasd.com/investor/) and SEC (www.sec.gov/investor.shtml).

CLASS A SHARES

Each purchase is subject to the following front-end sales charges:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	NAV per share

Less than $50,000	5.50%	5.82%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	3.75%	3.90%
$250,000-$499,999	3.00%	3.09%
$500,000-$999,999	2.10%	2.15%
$1,000,000 or more	0.00%	0.00%

As noted in the table above, discounts (“Breakpoints”) are available for larger purchases. For information regarding available discounts, please see the heading “Ways You Can Minimize Sales Charges” immediately following the descriptions of share class sales charges and CDSC calculation information.

Class A shares of the PF Pacific Life Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange PF Pacific Life Money Market Fund shares into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gains distributions.

Annual 12b-1 fees are 0.50%. For the Portfolio Optimization Funds, the annual 12b-1 fees of 0.50% are reduced by the amount of 12b-1 fees and/or service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fees and/or service fees charged at the underlying fund level.

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.

CLASS B SHARES

Class B shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of 12b-1 fees and/or service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fees and/or service fees charged at the underlying fund level. Each purchase of Class B shares has its own CDSC period, and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. Sales charges do not apply to reinvested dividends or capital gains distributions. After eight years, Class B shares convert to Class A shares, thus reducing your future annual expenses.

Years after purchase	CDSC on shares sold

1	5.00%
2	4.00%
3	4.00%
4	3.00%
5	2.00%
6	2.00%
7	1.00%
8 and after	0.00%

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Pacific Funds will not process requests to buy Class B shares that exceed $100,000. Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 to invest in Class A shares instead.

CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. For the Portfolio Optimization Funds, annual 12b-1 fees of 1.00% are reduced by the amount of 12b-1 fees and/or service fees charged by the underlying funds. However, the Portfolio Optimization Funds indirectly bear the annual 12b-1 fees and/or service fees charged at the underlying fund level. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. There’s no conversion to Class A shares, so annual expenses continue at the higher Class C level throughout the life of your investment.

Requests to buy Class C shares that exceed $1 million will either be accepted and processed as requests to buy Class A shares, or declined.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, Class B, and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under the Pacific Life Individual (k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.

WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

Reduction of Class A shares initial sales charge – You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. Available sales charge reductions include:

•	Letter of Intent – Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, 529 plan, etc.) and purchases by your immediate family members. “Immediate family members” include parents, spouse, siblings, children, dependents, parents-in-law, brother-in-law and sister-in-law. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

•	Rights of Accumulation – Lets you include the current value of all accounts, except those holding Class R shares, you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.

•	Combination Privilege – Lets you combine all identified orders, except those with respect to Class R shares, received on the same day and processed in a single transaction for a reduced sales charge.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with Pacific Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through their registered representative, or financial intermediary, as applicable, must identify and provide information to Pacific Funds regarding eligibility for

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OVERVIEW OF THE SHARE CLASSES

these privileges. Stated differently, investors must identify to Pacific Funds through their registered representative or financial intermediary, the complete universe of eligible Pacific Funds shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts.

In order for Pacific Funds to identify its accounts opened through a financial intermediary, you or your financial intermediary must provide Pacific Funds with the applicable Pacific Funds account numbers. For purposes of identifying all other Pacific Funds accounts you or your registered representative must provide Pacific Funds with either the applicable Pacific Funds account numbers or the applicable tax identification numbers. These privileges do not apply to Class R shares.

Waiver of initial sales charges – Class A shares may be purchased without a front-end sales charge by:

•	Officers, directors, trustees, and employees of Pacific Funds, Pacific Life and their affiliates.
•	Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Funds and their affiliates.
•	Investment professionals using Pacific Funds in fee-based investment products under a signed agreement with Pacific Funds or its distributor.
•	Employees of designated asset management firms, other service providers and their affiliates.
•	Immediate family members of all such persons.
•	The Portfolio Optimization Funds.
•	Certain qualified plans.
•	Pacific Life Individual (k) Program participants who purchase shares in repayment of an outstanding loan under this program.

Reinstatement privilege – If you sell shares of a fund and withdraw your money from Pacific Funds, you may reinvest some or all of the proceeds in the same share class of any fund in Pacific Funds within 60 days without a sales charge. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. This privilege can be used only once per calendar year. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or Pacific Funds customer service at (800) 722-2333 for additional information. You must identify and provide information to Pacific Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; you should retain any records necessary to substantiate historical transactions and costs because Pacific Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.

The NAV Authorization form must be provided to Pacific Funds to receive any front-end sales charge waiver described above in the Waiver of initial sales charges and Reinstatement privilege sections.

CDSC waivers – The CDSC for each Class will be waived in the following cases:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
•	Minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

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If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

Information on breakpoints and CDSC waivers may also be found on the website at www.pacificlife.com under “Mutual Funds,” then “Products & Prospectuses.”

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OTHER FUND INFORMATION

HOW SHARE PRICES ARE CALCULATED

Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds. The assets of each Portfolio Optimization Fund consist primarily of shares of the underlying funds, which are valued at their respective NAVs at the time of computation.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within the funds are effected at NAV, except for money initially invested in the PF Pacific Life Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another fund of Pacific Funds. For any transaction, we will use the next NAV calculated after Pacific Funds or its designee receives a request to buy, sell or exchange shares.

Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to Pacific Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the Board. The funds may value securities at fair value as estimated in good faith under procedures established by the Board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the Board, or otherwise as provided by Pacific Funds’ valuation procedures, which have been determined by the Board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the funds’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Accordingly, the calculation of the NAV of any fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. As a result, changes in the market value of securities traded on foreign markets may not be reflected in a fund’s NAV on days when the NYSE is closed. It’s not possible to buy, sell, exchange or

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reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, contact Pacific Funds customer service.

Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a fund’s NAV is determined, or if under the Pacific Funds’ procedures the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Funds’ board of trustees. In determining the fair value of securities, Pacific Funds may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

DIVIDENDS AND DISTRIBUTIONS

The funds intend to distribute substantially all of their net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. You can automatically reinvest dividends and capital gains distributions into additional shares of the same fund or into the same class of shares of another fund within the same account, if you meet that fund’s minimum balance requirement. No sales charge or CDSC will apply to the purchased shares.

Dividends are generally distributed according to the following schedule:

•	PF Pacific Life Money Market Fund – dividends declared daily and paid monthly (dividends are not paid until the day after issue).
•	PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund – dividends declared and paid monthly.
•	PF Van Kampen Real Estate Fund – dividends declared and paid quarterly.
•	All other funds – dividends declared and paid annually.

Dividends may be declared less frequently (e.g. semi-annually) if it is advantageous to the fund and to shareholders of the fund.

DISTRIBUTION AND SERVICING ARRANGEMENTS

PSD, the distributor of the Pacific Funds and a broker-dealer and affiliate of Pacific Life, pays broker-dealers (including other Pacific Life affiliates) that sell shares of the funds various forms of sales compensation. PSD also may provide reimbursement for other expenses associated with the promotion and sale of fund shares.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of fund shares by some but not all broker-dealers. Such additional compensation may give Pacific Funds greater access to registered representatives of the

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OTHER FUND INFORMATION

broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market fund shares.

In addition, Pacific Life and its affiliates may pay amounts from their own resources to compensate or reimburse administrators and other financial intermediaries (including 401(k) and other retirement plan administrators) for administrative and shareholder services provided to Pacific Funds and their shareholders.

The compensation described in this section and in the SAI and other compensation or benefits provided by Pacific Life, PSD or its affiliates may be more or less than the overall compensation on similar or other products and may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available Pacific Funds over other investment options available in the marketplace. You should ask your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of Pacific Funds. Please refer to the SAI for additional details on Distribution and Servicing Arrangements and the differing and divergent interests that they may present.

GENERAL SUMMARY OF TAX CONSEQUENCES

Each fund will distribute substantially all of its income and realized capital gains to its shareholders every year. You will be taxed on fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, “qualifying dividends,” or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the fund.

The Portfolio Optimization Funds can have income, gains or losses from any distributions or redemptions in the underlying Pacific Funds. Distributions of the long-term capital gains of either the Portfolio Optimization Funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Portfolio Optimization Funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualifying dividends.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a fund declares a distribution in October, November or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be short-term capital gain or loss.

You must provide each fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the fund will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

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A Portfolio Optimization Fund cannot use gains distributed by one underlying fund to offset losses in another underlying fund. Redemptions of shares in an underlying fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on underlying fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult the SAI and your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions.

529 PLANS

This section pertains to anyone purchasing shares of the Pacific Funds for a 529 College Savings Plan account (for Arizona or Montana) and supplements or supercedes other information in the prospectus. Each account is subject to the terms and conditions of the applicable 529 Plan Description Handbook and any supplements thereto. You should contact your registered representative or Pacific Funds customer service at (800) 722-2333 for more information.

Minimum investment – You must make a minimum initial investment of $500 for each fund. The minimum initial investment does not need to be met before beginning a preauthorized investment plan or payroll deduction; both are available with a minimum contribution of $50 per month. If you want to contribute through payroll deduction, your payroll department must complete an Employer Authorization form before payroll deductions can begin.

Tax considerations – Federal: 529 plans receive favorable federal tax treatment under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). EGTRRA will expire after December 31, 2010. If Congress does not extend the provisions of EGTRRA, all withdrawals and other distributions from a 529 plan on or after January 1, 2011 will be subject to federal taxes, even if the 529 plan was funded in 2010 or before.

Under federal tax law, withdrawals used for qualified expenses may be made tax-free. If a withdrawal is made for non-qualified expenses, it will be subject to federal income tax and a 10% penalty.

State: If you invest in a 529 plan outside your state of residence, you may lose any state tax benefits.

Please consult with your tax advisor about the tax implications of your investment in a 529 plan.

Maximum contribution – Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account, together with all other Pacific Funds 529 accounts for that designated beneficiary, to exceed the current maximum allowable account balance limit. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences. Refer to the applicable state’s Plan Description Handbook or the website for current maximum contribution limits.

Investment changes – You may only make one investment change per calendar year by using the Account Maintenance form. More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available, and other limitations also may apply. Investment changes by telephone are not currently available. You should consult with your tax adviser regarding possible tax consequences.

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OTHER FUND INFORMATION

Distributions/withdrawals – You may sell shares to make a qualified distribution or take a nonqualified withdrawal by using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

Fees and waivers

Arizona 529 Plan – Generally, a $10 one time enrollment fee will be charged to each Arizona 529 College Savings Plan when the account is opened. This fee will be waived for accounts that purchase Class A shares at NAV.

Montana 529 Plan – Generally, a $25 annual maintenance fee will be charged to each Montana 529 College Savings Plan account on the last Friday of April. This fee is waived for accounts with balances greater than $25,000, accounts with a current preauthorized investment plan or payroll deduction established, or accounts that purchase Class A shares at NAV. In addition, for Montana residents (including former Montana residents), a recapture tax may be applicable on withdrawals. Refer to the Plan Description Handbook for more information.

The CDSC for both the Arizona and Montana 529 plans will be waived for redemptions due to the receipt of scholarship by the designated beneficiary (up to the amount of the scholarship), transfers to the CollegeSure CD for each applicable state, and redemptions for the purpose of complying with the maximum account balance limitation across all 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

Class A shares may be purchased without a front-end sales charge by Arizona residents purchasing shares directly from Pacific Funds under the Arizona Family College Savings Program and Montana residents purchasing shares directly from Pacific Funds under the Montana Family Education Savings Program.

Dividends – All dividends and capital gains distributions are automatically reinvested; automatic dividend diversification is not available.

FUND ORGANIZATION

Pacific Funds is organized as a Delaware statutory trust. Its business and affairs are managed by its board of trustees. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund is discontinued, any investment allocation to that fund will be allocated to another fund upon approval of the trustees, as long as any required regulatory approvals are met.

SHAREHOLDER MAILINGS

To help reduce fund expenses and environmental waste, only one copy of the funds’ annual and semi-annual reports and prospectus will be mailed to shareholders having the same address.

ELECTRONIC DELIVERY AUTHORIZATION

Subject to availability, you may authorize us to provide prospectuses, statements, and other information (Documents) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such Documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line

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charges. Documents will be available on our Internet Web site. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Documents. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Funds promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will resume providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute a revocation of your consent to receive required Documents electronically. We will continue to provide you copies of your annual statements by regular mail, even if you have chosen electronic delivery.

ABOUT THE MANAGERS

This section provides information about the firms that manage the Pacific Funds. A discussion regarding the basis for Pacific Funds’ Board of Trustees approving the Investment Advisory Agreement with Pacific Life and the Fund Management Agreements with each of the Managers is available in the funds’ annual report for the fiscal year ended March 31, 2005.

Pacific Life Insurance Company – 700 Newport Center Drive, Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), investment adviser of Pacific Funds, provides life insurance products, individual annuities, and mutual funds, and offers a variety of investment products and services to individuals, businesses, and pension plans. Pacific Life counts more than half of the 100 largest U.S. companies as clients as of April 2005 and is a member of Insurance Marketplace Standards Association (IMSA), whose membership promotes high ethical standards for the sale of individual life insurance and annuities. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages six funds directly: the five Portfolio Optimization Funds and the PF Pacific Life Money Market Fund. For the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the fund managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the Pacific Funds’ board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

A I M Capital Management, Inc. – 11 Greenway Plaza, Suite 100, Houston, Texas 77046

A I M Capital Management, Inc. (AIM) was founded in 1986 and, together with its affiliates, manages over $131 billion as of March 31, 2005. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $375 billion in assets worldwide as of March 31, 2005. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East. AIM manages the PF AIM Blue Chip Fund.

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ABOUT THE MANAGERS

Goldman Sachs Asset Management, L.P. – 32 Old Slip, New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2005, Goldman Sachs, along with other units of IMD, had assets under management of approximately $462.9 billion. Goldman Sachs manages the PF Goldman Sachs Short Duration Bond Fund.

Janus Capital Management LLC – 151 Detroit Street, Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $132.2 billion in assets under management as of March 31, 2005. The Janus investment team focuses on individual companies, using an investment process supported by the company’s 25 managers and 34 securities analysts. Janus manages the PF Janus Growth LT Fund.

Lazard Asset Management LLC – 30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard LLC, a Delaware limited liability company. LF & Co. provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $73.0 billion as of June 30, 2005. Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace. Lazard manages the PF Lazard Mid-Cap Value Fund and the PF Lazard International Value Fund.

On May 5, 2005, Lazard LLC, the ultimate parent company of Lazard Asset Management LLC announced certain changes to its ownership structure. On that date, shares of Lazard Ltd, a newly formed Bermuda corporation, began trading publicly on the New York Stock Exchange under the symbol “LAZ” (together the Transaction). Interests in Lazard Ltd are held by public stockholders, as well as by current and former managing directors of Lazard LLC, which changed its name to “Lazard Group LLC”. As before the initial public offering of shares, Lazard Group LLC continues to be the sole member of Lazard Frères & Co. LLC, a New York limited liability company, which continues to be the parent company of Lazard Asset Management. The day-to-day management and operations of Lazard Asset Management have not changed as a result of the Transaction.

The Transaction may have resulted in a change in control that would have caused an assignment under the 1940 Act of the management agreement among and between the fund, Pacific Life, and Lazard (the Agreement). Under the terms of the Agreement, an assignment would result in termination of the Agreement. As a result, once the Transaction was complete, the Agreement would have terminated due to its assignment, unless its continuation was approved.

Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the SEC, Pacific Life and the fund can hire, terminate and replace the fund managers (except, as a general matter, fund managers affiliated with Pacific Life) without shareholder approval.

Accordingly, at a meeting held on April 4, 2005, the fund’s board, including a majority of independent trustees, considered and approved the continuation of Lazard as fund manager to the PF Lazard Mid-Cap Value and PF Lazard International Value Funds in light of the Transaction. In approving this continuation, the board considered among other things that: (i) no changes are expected in the management of the funds; (ii) no changes are expected in the advisory or fund management fee schedules; (iii) no changes are expected in Lazard’s operations or its day-to-day management as a result of the Transaction; and (iv) Pacific Life, the fund’s investment adviser, recommended the continuation.

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MFS Investment Management – 500 Boylston Street, Floor 21, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $144.8 billion as of March 31, 2005. MFS manages the PF MFS International Large-Cap Fund.

Neuberger Berman Management Inc. – 605 Third Avenue, New York, New York 10158

Neuberger Berman Management Inc. (Neuberger Berman), a Lehman Brothers Company, was founded in 1939. As of March 31, 2005, Neuberger Berman managed approximately $88.5 billion. Neuberger Berman manages the PF NB Fasciano Small Equity Fund.

OppenheimerFunds, Inc. – Two World Financial Center, 225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the Unites States, with more than $170 billion in assets under management as of March 31, 2005. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

Oppenheimer manages the PF Oppenheimer Main Street® Core Fund and the PF Oppenheimer Emerging Markets Fund available for investment by the Portfolio Optimization Funds. Main Street is a registered trademark of Oppenheimer.

Pacific Investment Management Company LLC – 840 Newport Center Drive, Suite 300, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $464 billion in assets under management as of March 31, 2005. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

PIMCO is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $578.2 billion in assets under management as of March 31, 2005. Pacific Life holds an indirect minority interest in AGI LP. PIMCO manages the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund.

Salomon Brothers Asset Management Inc – 399 Park Avenue, New York, New York 10022

Established in 1987, Salomon Brothers Asset Management Inc (Salomon Brothers) has affiliates in London, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. Salomon Brothers also provides investment advisory services to other investment companies. As of March 31, 2005, Salomon Brothers had $82.5 billion in assets under management. Salomon Brothers is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Salomon Brothers manages the PF Salomon Brothers Large-Cap Value Fund.

Van Kampen – 1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its affiliated asset management companies managed approximately $420.1 billion in assets as of March 31, 2005. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. Van Kampen manages the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the PF Van Kampen Real Estate Fund.

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ABOUT THE MANAGERS

Legal Proceedings – Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing), and have used mutual fund brokerage resources to reward brokers for the sale of fund shares (directed brokerage). As discussed below, some of the managers have been the subject of formal actions or litigation relating to these matters. None of the proceedings or allegations discussed below relates to Pacific Life, Pacific Funds, or any series of Pacific Funds. This discussion is based on information provided or in use by each manager, and has not been independently verified by Pacific Life or the Funds.

AIM is the manager of the PF AIM Blue Chip Fund. AIM is a wholly-owned subsidiary of AMVESCAP PLC. In October 2004, AMVESCAP announced that final settlements had been reached with the SEC and certain state regulators to resolve civil enforcement actions and investigations related to allegations of market timing activity and related issues in certain mutual funds in the AMVESCAP family. In addition to these matters, certain entities in the AMVESCAP family have received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, revenue sharing, directed brokerage arrangements, and investment in securities of other registered investment companies. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against certain entities in the AMVESCAP family relating to certain of these issues.

Janus is the manager of the PF Janus Growth LT Fund. In April 2004, Janus announced agreements in principle with the SEC and certain state regulators related to allegations of market timing and late trading activity in certain mutual funds in the Janus family. In addition to these matters, Janus has received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, disclosure of portfolio holdings, trading by executives in Janus fund shares, revenue sharing, cash and non-cash compensation paid to brokers, trading by Janus investment personnel in portfolio securities owned by certain Janus funds, information provided to the boards of Janus funds in connection with the review and approval of management contracts related to such funds, and distribution and sales arrangements with respect to the Janus funds. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against Janus and certain of its affiliated entities relating to certain of these issues.

MFS is the manager of the PF MFS International Large-Cap Fund. In February 2004, MFS announced settlement agreements with the SEC and certain state regulators related to allegations of market timing activity in certain mutual funds in the MFS family. In March 2004, MFS announced a settlement agreement with the SEC related to allegations that MFS had preferred brokerage arrangements with certain broker-dealers based on their sales of mutual funds in the MFS family. Multiple lawsuits, including class actions, have been filed against MFS and certain of its affiliated entities alleging market timing, late trading, directed brokerage, and excessive compensation.

Oppenheimer is the manager of the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds. Class action and derivative lawsuits have been filed against Oppenheimer and certain of its affiliated companies alleging excessive fees for distribution and other services, improper use of Oppenheimer fund assets in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and related claims.

PIMCO is the manager of the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds. PIMCO and certain of its affiliated entities are the subject of lawsuits, including class actions and derivative claims, alleging certain market timing activity and impermissible revenue sharing activity.

Based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of a manager to continue to provide to the Funds the services it has agreed to provide.

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PERFORMANCE OF COMPARABLE ACCOUNTS

ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS

Generally, when there is a change in fund manager or a new fund is added to Pacific Funds, and there are comparable accounts, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable manager, has performed in the past over a longer period of time. It does not show you how the fund available in Pacific Funds has performed or will perform.

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals and policies (unless otherwise noted in the presentation). The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. Performance information has been provided by the applicable manager and is not within the control of and has not been independently verified by Pacific Life.

Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values, or monthly returns in the case of Van Kampen, include income accruals.

When a mutual fund is included in a composite, performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

Performance and expense information for certain accounts within a composite may be provided to the respective fund manager from a sponsor or administrator for such accounts and as such is not within the control of and has not been independently verified by the respective fund manager. None of the performance or expense information regarding comparable accounts or composites has been verified by Pacific Life.

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PERFORMANCE OF COMPARABLE ACCOUNTS

The chart below does not show you the performance of the PF Lazard Mid-Cap Value Fund — it shows the performance of a composite of similar accounts managed by Lazard.

This chart shows the historical performance of the Lazard U.S. Mid Cap Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Lazard Mid-Cap Value Fund. As of 12/31/04 the composite consisted of 9 advisory accounts, including 2 mutual funds (10 and 3, respectively, as of 6/30/05).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Lazard Mid-Cap Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Lazard Mid-Cap Value Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell Midcap
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

1/1/05 - 6/30/05 (not annualized)	2.30	3.92
2004	25.50	20.22
2003	29.61	40.06
2002	(13.77)	(16.18)
2001	14.03	(5.62)
2000	25.50	8.25
1999	4.20	18.23
1998	2.66	10.09
1997	28.46	29.01
1996 [3]	24.67	19.00

1 year	25.50	20.22
3 years	11.94	12.17
5 years	14.95	7.59
Since Inception [3]	14.71	12.48

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the Lazard U.S. Mid Cap Equity Composite have been deducted. The PF Lazard Mid-Cap Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. Unlike the shares of the PF Lazard Mid-Cap Value Fund, the mutual funds in the composite do not charge a sales load and returns would be lower if a sales load was reflected.

[2]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

[3]	The inception date of the Lazard U.S. Mid Cap Equity Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.

64

The chart below does not show you the performance of the PF NB Fasciano Small Equity Fund — it shows the performance of a similar account managed by Neuberger Berman.

The chart shows the historical performance of the Investor Class shares of the Neuberger Berman Fasciano Fund managed by Neuberger Berman. The annual total returns and average annual total returns for the periods prior to March 24, 2001 are those of Neuberger Berman Fasciano Fund’s predecessor, Fasciano Fund, Inc. The comparable mutual fund presented in the chart has investment policies and strategies that are substantially similar to those of the PF NB Fasciano Small Equity Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF NB Fasciano Small Equity Fund has performed or will perform. Total returns represent past performance of the Investor Class shares of the comparable mutual fund and not the PF NB Fasciano Small Equity Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2004

	Comparable
	Mutual Fund	Russell 2000
Year/Period	(%) [1]	Index (%) [2]

1/1/05 - 6/30/05 (not annualized)	(2.80)	(1.25)
2004	12.55	18.33
2003	29.72	47.25
2002	(8.67)	(20.48)
2001	4.46	2.49
2000	1.70	(3.02)
1999	6.16	21.26
1998	7.19	(2.55)
1997	21.51	22.36
1996	26.54	16.49
1995	31.12	28.44

1 year	12.55	18.33
5 years	7.21	6.61
10 years	12.51	11.54

[1]	This column shows performance (calculated in accordance with SEC standards) of the Neuberger Berman Fasciano Fund after the Investor Class advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF NB Fasciano Small Equity Fund will pay. The PF NB Fasciano Small Equity Fund’s fees and expenses may be higher than those reflected for the comparable fund, which would reduce performance. Unlike the shares of the PF NB Fasciano Small Equity Fund, the mutual fund in the composite does not charge a sales load and returns would be lower if a sales load was reflected.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

65

PERFORMANCE OF COMPARABLE ACCOUNTS

The chart below does not show you the performance of the PF Van Kampen Real Estate Fund — it shows the performance of a composite of similar accounts managed by Van Kampen.

This chart shows the historical performance of the Van Kampen Real Estate Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Real Estate Fund. As of 12/31/04 the composite consisted of 13 advisory accounts (12 as of 6/30/05).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Van Kampen Real Estate Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Real Estate Fund.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	NAREIT Equity
Year/Period	Similar Accounts (%) [1]	Index [2]

1/1/05 - 6/30/05 (not annualized)	8.38	6.38
2004	38.87	31.58
2003	38.91	37.13
2002	0.43	3.82
2001	8.70	13.93
2000	32.32	26.36
1999	(0.78)	(4.62)
1998	(11.11)	(17.50)
1997	26.13	20.29
1996	40.41	35.25
1995[3]	7.78	5.92

1 year	38.87	31.58
3 years	24.66	23.27
5 years	22.75	21.95
Since Inception[3]	18.01	14.90

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the Van Kampen Real Estate Composite have been deducted. The PF Van Kampen Real Estate Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but does not include custody fees or other expenses normally paid by mutual funds or their shareholders, including sales loads. If these expenses were included, returns would be lower.

[2]	The North American Real Estate Investment Trust (NAREIT) Equity Index is an index that consists of all equity Real Estate Investment Trusts (REITs) that currently trade on the New York Stock Exchange, the NASDQ National Market System and the American Stock Exchange. An equity REIT is a REIT which owns, or has an “equity interest” in rental real estate (rather than making loans secured by real estate collateral). Results include reinvested dividends.

[3]	The inception date of the Van Kampen Real Estate Composite was 9/1/95. Total returns and expenses are not annualized for the first year of operations.

66

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the funds have performed over the previous four fiscal periods (or since inception, if shorter). Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested.

The information in the financial highlights table for the periods presented is included and can be read in conjunction with Pacific Funds’ financial statements and related notes, which are in Pacific Funds’ annual report dated as of March 31, 2005. The annual financial statements have been audited by Deloitte & Touche LLP independent registered public accounting firm, for the fiscal year ended March 31, 2005. The report of Deloitte & Touche LLP is included in the Pacific Funds’ annual report. Please turn to the back cover to find out how you can obtain a copy of the annual report.

67

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment		Total from	Dividends from	Distributions
		of Year or	Income	Net Realized and	Investment	Net Investment	from Capital	Total
		Period	(Loss)	Unrealized Gain	Operations	Income	Gains	Distributions

PF Portfolio Optimization Model A

Class A:	4/1/2004-3/31/2005 (4)	$10.15	$0.13	$0.05	$0.18	($0.13)	($0.02)	($0.15)
	12/31/2003-3/31/2004 (4)	10.00	0.02	0.13	0.15	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.14	$0.08	$0.04	$0.12	($0.10)	($0.02)	($0.12)
	12/31/2003-3/31/2004 (4)	10.00	—	0.14	0.14	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.13	$0.08	$0.04	$0.12	($0.10)	($0.02)	($0.12)
	12/31/2003-3/31/2004 (4)	10.00	—	0.13	0.13	—	—	—

PF Portfolio Optimization Model B

Class A:	4/1/2004-3/31/2005 (4)	$10.14	$0.11	$0.22	$0.33	($0.12)	($0.02)	($0.14)
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.13	0.14	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.13	$0.06	$0.21	$0.27	($0.09)	($0.02)	($0.11)
	12/31/2003-3/31/2004 (4)	10.00	—	0.13	0.13	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.13	$0.06	$0.21	$0.27	($0.09)	($0.02)	($0.11)
	12/31/2003-3/31/2004 (4)	10.00	—	0.13	0.13	—	—	—

PF Portfolio Optimization Model C

Class A:	4/1/2004-3/31/2005 (4)	$10.14	$0.08	$0.43	$0.51	($0.09)	($0.02)	($0.11)
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.13	0.14	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.13	$0.03	$0.43	$0.46	($0.07)	($0.02)	($0.09)
	12/31/2003-3/31/2004 (4)	10.00	—	0.13	0.13	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.12	$0.03	$0.43	$0.46	($0.07)	($0.02)	($0.09)
	12/31/2003-3/31/2004 (4)	10.00	—	0.12	0.12	—	—	—

PF Portfolio Optimization Model D

Class A:	4/1/2004-3/31/2005 (4)	$10.11	$0.05	$0.58	$0.63	($0.06)	($0.02)	($0.08)
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.10	0.11	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.10	$—	$0.58	$0.58	($0.03)	($0.02)	($0.05)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.11	0.10	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.09	$—	$0.57	$0.57	($0.03)	($0.02)	($0.05)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.10	0.09	—	—	—

PF Portfolio Optimization Model E

Class A:	4/1/2004-3/31/2005 (4)	$10.08	$0.02	$0.70	$0.72	($0.02)	($0.03)	($0.05)
	12/31/2003-3/31/2004 (4)	10.00	—	0.08	0.08	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.07	($0.03)	$0.71	$0.68	$—	($0.03)	($0.03)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.08	0.07	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.07	($0.03)	$0.71	$0.68	$—	($0.03)	($0.03)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.08	0.07	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

				Ratios of	Ratios of	Ratios of Net
				Expenses	Expenses	Investment		Ratios of Net
				After	Before	Income (Loss)		Investment Loss
	Net Asset		Net Assets,	Expense	Expense	After Expense		Before Expense
	Value, End		End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total	or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Portfolio Optimization Model A

Class A:	$10.18	1.74%	$8,262	0.00%	1.85%	1.29%		(0.56%	)	20.21%
	10.15	1.50%	1,957	0.00%	4.00%	0.61%		(3.39%	)	9.38%

Class B:	$10.14	1.25%	$1,450	0.50%	2.35%	0.79%		(1.06%	)	20.21%
	10.14	1.40%	449	0.50%	4.50%	0.11%		(3.89%	)	9.38%

Class C:	$10.13	1.18%	$8,908	0.50%	2.35%	0.79%		(1.06%	)	20.21%
	10.13	1.30%	3,739	0.50%	4.50%	0.11%		(3.89%	)	9.38%

PF Portfolio Optimization Model B

Class A:	$10.33	3.28%	$19,664	0.00%	1.24%	1.05%		(0.19%	)	7.82%
	10.14	1.40%	5,197	0.00%	2.36%	0.46%		(1.90%	)	2.81%

Class B:	$10.29	2.69%	$6,699	0.50%	1.74%	0.55%		(0.69%	)	7.82%
	10.13	1.30%	3,013	0.50%	2.86%	(0.04%	)	(2.40%	)	2.81%

Class C:	$10.29	2.70%	$15,375	0.50%	1.74%	0.55%		(0.69%	)	7.82%
	10.13	1.30%	5,354	0.50%	2.86%	(0.04%	)	(2.40%	)	2.81%

PF Portfolio Optimization Model C

Class A:	$10.54	5.09%	$53,783	0.00%	0.91%	0.82%		(0.09%	)	5.78%
	10.14	1.40%	12,743	0.00%	1.81%	0.36%		(1.45%	)	0.86%

Class B:	$10.50	4.55%	$19,414	0.50%	1.41%	0.32%		(0.59%	)	5.78%
	10.13	1.30%	5,594	0.50%	2.31%	(0.14%	)	(1.95%	)	0.86%

Class C:	$10.49	4.53%	$52,510	0.50%	1.41%	0.32%		(0.59%	)	5.78%
	10.12	1.20%	16,870	0.50%	2.31%	(0.14%	)	(1.95%	)	0.86%

PF Portfolio Optimization Model D

Class A:	$10.66	6.26%	$43,986	0.00%	0.93%	0.52%		(0.41%	)	10.16%
	10.11	1.10%	13,362	0.00%	1.97%	0.22%		(1.75%	)	0.68%

Class B:	$10.63	5.79%	$18,954	0.50%	1.43%	0.02%		(0.91%	)	10.16%
	10.10	1.00%	6,962	0.50%	2.47%	(0.28%	)	(2.25%	)	0.68%

Class C:	$10.61	5.72%	$48,159	0.50%	1.43%	0.02%		(0.91%	)	10.16%
	10.09	0.90%	12,719	0.50%	2.47%	(0.28%	)	(2.25%	)	0.68%

PF Portfolio Optimization Model E

Class A:	$10.75	7.17%	$18,244	0.00%	1.25%	0.23%		(1.02%	)	22.37%
	10.08	0.80%	8,187	0.00%	2.02%	0.09%		(1.93%	)	0.00%

Class B:	$10.72	6.75%	$6,110	0.50%	1.75%	(0.27%	)	(1.52%	)	22.37%
	10.07	0.70%	2,409	0.50%	2.52%	(0.41%	)	(2.43%	)	0.00%

Class C:	$10.72	6.75%	$17,510	0.50%	1.75%	(0.27%	)	(1.52%	)	22.37%
	10.07	0.70%	7,868	0.50%	2.52%	(0.41%	)	(2.43%	)	0.00%

See explanation of references at the end of the section.

68

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Year or	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF AIM Blue Chip Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.19	($0.01)	($0.04)	($0.05)	$—	$—	$—
	4/1/2003-3/31/2004 (4)	8.05	(0.07)	2.21	2.14	—	—	—
	4/1/2002-3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	(0.05)

Class B:	4/1/2004-3/31/2005 (4)	$10.07	($0.06)	($0.03)	($0.09)	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.98	(0.11)	2.20	2.09	—	—	—
	4/1/2002-3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	(0.04)

Class C:	4/1/2004-3/31/2005 (4)	$10.06	($0.06)	($0.03)	($0.09)	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.98	(0.11)	2.19	2.08	—	—	—
	4/1/2002-3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	(0.05)

PF AIM Aggressive Growth Fund

Class A:	4/1/2004-3/31/2005 (4)	$11.53	($0.16)	$0.69	$0.53	$—	($0.28)	($0.28)
	4/1/2003-3/31/2004 (4)	8.59	(0.15)	3.09	2.94	—	—	—
	4/1/2002-3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	(0.09)

Class B:	4/1/2004-3/31/2005 (4)	$11.41	($0.21)	$0.67	$0.46	$—	($0.28)	($0.28)
	4/1/2003-3/31/2004 (4)	8.53	(0.22)	3.10	2.88	—	—	—
	4/1/2002-3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	(0.07)

Class C:	4/1/2004-3/31/2005 (4)	$11.42	($0.21)	$0.68	$0.47	$—	($0.28)	($0.28)
	4/1/2003-3/31/2004 (4)	8.55	(0.23)	3.10	2.87	—	—	—
	4/1/2002-3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	(0.08)

PF Goldman Sachs Short Duration Bond Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.09	$0.09	($0.22)	($0.13)	($0.09)	($0.02)	($0.11)
	12/31/2003-3/31/2004 (4)	10.00	0.01	0.08	0.09	—	—	—

Class B:	4/1/2004-3/31/2005 (4)	$10.08	$0.04	($0.21)	($0.17)	($0.04)	($0.02)	($0.06)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—	—

Class C:	4/1/2004-3/31/2005 (4)	$10.08	$0.04	($0.22)	($0.18)	($0.05)	($0.02)	($0.07)
	12/31/2003-3/31/2004 (4)	10.00	(0.01)	0.09	0.08	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF AIM Blue Chip Fund

Class A:	$10.14	(0.49%	)	$45,147	1.90%	2.37%	(0.08%	)	(0.55%	)	38.40%
	10.19	26.58%		23,408	1.90%	3.12%	(0.69%	)	(1.91%	)	78.30%
	8.05	(26.55%	)	7,922	1.90%	3.94%	(0.67%	)	(2.71%	)	35.58%
	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	$9.98	(0.89%	)	$526	2.40%	2.87%	(0.58%	)	(1.05%	)	38.40%
	10.07	26.19%		497	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(27.06%	)	757	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	$9.97	(0.89%	)	$1,367	2.40%	2.87%	(0.58%	)	(1.05%	)	38.40%
	10.06	26.07%		1,090	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(26.99%	)	1,467	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

PF AIM Aggressive Growth Fund

Class A:	$11.78	4.54%		$7,116	1.95%	3.38%	(1.36%	)	(2.79%	)	201.57%
	11.53	34.23%		8,469	1.95%	3.55%	(1.61%	)	(3.21%	)	110.77%
	8.59	(26.14%	)	5,031	1.95%	4.27%	(1.66%	)	(3.98%	)	71.87%
	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	$11.59	3.97%		$283	2.45%	3.88%	(1.86%	)	(3.29%	)	201.57%
	11.41	33.61%		267	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.53	(26.44%	)	63	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	$11.61	4.06%		$585	2.45%	3.88%	(1.86%	)	(3.29%	)	201.57%
	11.42	33.57%		360	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.55	(26.36%	)	115	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF Goldman Sachs Short Duration Bond Fund

Class A:	$9.85	(1.34%	)	$35,333	1.55%	2.34%	0.93%		0.14%		203.81%
	10.09	0.90%		13,617	1.55%	2.72%	0.23%		(0.94%	)	144.88%

Class B:	$9.85	(1.77%	)	$13	2.05%	2.84%	0.43%		(0.36%	)	203.81%
	10.08	0.80%		10	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

Class C:	$9.83	(1.81%	)	$579	2.05%	2.84%	0.43%		(0.36%	)	203.81%
	10.08	0.80%		62	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

See explanation of references at the end of the section.

69

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning	Net			Dividends
		of Year	Investment	Net Realized and	Total from	from Net	Distributions
		or	Income	Unrealized Gain	Investment	Investment	from Capital	Total
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF Janus Growth LT Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.34	($0.05)	$0.35	$0.30	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.62	(0.10)	2.82	2.72	—	—	—
	4/1/2002-3/31/2003	10.32	(0.08)	(2.62)	(2.70)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	(0.03)

Class B:	4/1/2004-3/31/2005 (4)	$10.24	($0.10)	$0.35	$0.25	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.58	(0.15)	2.81	2.66	—	—	—
	4/1/2002-3/31/2003	10.30	(0.06)	(2.66)	(2.72)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	(0.03)

Class C:	4/1/2004-3/31/2005 (4)	$10.21	($0.10)	$0.35	$0.25	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.57	(0.15)	2.79	2.64	—	—	—
	4/1/2002-3/31/2003	10.31	(0.08)	(2.66)	(2.74)	—	—	—
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	(0.02)

PF Lazard Mid-Cap Value Fund

Class A:	12/31/2004-3/31/2005 (4)	$10.00	($0.01)	($0.09)	($0.10)	$—	$—	$—

Class B:	12/31/2004-3/31/2005 (4)	$10.00	($0.02)	($0.09)	($0.11)	$—	$—	$—

Class C:	12/31/2004-3/31/2005 (4)	$10.00	($0.02)	($0.09)	($0.11)	$—	$—	$—

PF Lazard International Value Fund

Class A:	4/1/2004-3/31/2005 (4)	$11.89	$0.08	$1.46	$1.54	($0.02)	($0.19)	($0.21)
	4/1/2003-3/31/2004 (4)	8.73	0.06	3.13	3.19	(0.03)	—	(0.03)
	4/1/2002-3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)	(0.04)	(0.06)	(0.10)
	9/28/2001-3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	(0.03)

Class B:	4/1/2004-3/31/2005 (4)	$11.73	$0.01	$1.45	$1.46	$—	($0.19)	($0.19)
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)
	4/1/2002-3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)	(0.05)	(0.06)	(0.11)
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	(0.01)

Class C:	4/1/2004-3/31/2005 (4)	$11.73	$0.01	$1.45	$1.46	$—	($0.19)	($0.19)
	4/1/2003-3/31/2004 (4)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)
	4/1/2002-3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)	(0.05)	(0.06)	(0.11)
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.02)	—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

						Ratios of	Ratios of Net
					Ratios of	Expenses	Investment		Ratios of Net
					Expenses	Before	Income (Loss)		Investment Loss
	Net Asset			Net Assets,	After Expense	Expense	After Expense		Before Expense
	Value, End			End of Year or	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Janus Growth LT Fund

Class A:	$10.64	2.90%		$19,585	1.70%	2.54%	(0.44%	)	(1.28%	)	42.84%
	10.34	35.70%		11,994	1.70%	3.21%	(1.08%	)	(2.59%	)	42.65%
	7.62	(26.16%	)	6,832	1.70%	4.01%	(0.95%	)	(3.26%	)	124.73%
	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	(5.37%	)	64.33%

Class B:	$10.49	2.44%		$373	2.20%	3.04%	(0.94%	)	(1.78%	)	42.84%
	10.24	34.91%		293	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.58	(26.31%	)	301	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

Class C:	$10.46	2.45%		$472	2.20%	3.04%	(0.94%	)	(1.78%	)	42.84%
	10.21	34.87%		400	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.57	(26.58%	)	624	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

PF Lazard Mid-Cap Value Fund

Class A:	$9.90	(1.00%	)	$25,454	1.80%	3.20%	(0.42%	)	(1.82%	)	16.26%

Class B:	$9.89	(1.10%	)	$33	2.30%	3.70%	(0.92%	)	(2.32%	)	16.26%

Class C:	$9.89	(1.10%	)	$73	2.30%	3.70%	(0.92%	)	(2.32%	)	16.26%

PF Lazard International Value Fund

Class A:	$13.22	13.13%		$50,801	1.80%	2.45%	0.62%		(0.03%	)	20.92%
	11.89	36.57%		20,007	1.80%	2.86%	0.73%		(0.33%	)	58.63%
	8.73	(20.50%	)	7,218	1.80%	3.89%	0.76%		(1.33%	)	19.60%
	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	(5.62%	)	7.11%

Class B:	$13.00	12.59%		$449	2.30%	2.95%	0.12%		(0.53%	)	20.92%
	11.73	35.79%		324	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	771	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

Class C:	$13.00	12.59%		$1,212	2.30%	2.95%	0.12%		(0.53%	)	20.92%
	11.73	35.79%		781	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	1,656	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

See explanation of references at the end of the section.

70

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning	Net			Dividends
		of Year	Investment	Net Realized and	Total from	from Net	Distributions
		or	Income	Unrealized Gain	Investment	Investment	from Capital	Total
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF MFS International Large-Cap Fund (5)

Class A:	4/1/2004-3/31/2005 (4)	$11.61	($0.01)	$1.46	$1.45	$—	($0.23)	($0.23)
	4/1/2003-3/31/2004 (4)	8.20	(0.04)	3.45	3.41	—	—	—
	4/1/2002-3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.10	1.05	(0.01)	(0.01)	(0.02)

Class B:	4/1/2004-3/31/2005 (4)	$11.46	($0.07)	$1.44	$1.37	$—	($0.23)	($0.23)
	4/1/2003-3/31/2004 (4)	8.14	(0.09)	3.41	3.32	—	—	—
	4/1/2002-3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)

Class C:	4/1/2004-3/31/2005 (4)	$11.48	($0.07)	$1.44	$1.37	$—	($0.23)	($0.23)
	4/1/2003-3/31/2004 (4)	8.14	(0.09)	3.43	3.34	—	—	—
	4/1/2002-3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)

PF PIMCO Inflation Managed Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.93	$0.20	($0.01)	$0.19	($0.26)	($0.35)	($0.61)
	4/1/2003-3/31/2004 (4)	10.28	0.12	0.96	1.08	(0.20)	(0.23)	(0.43)
	12/31/2002-3/31/2003 (4)	10.00	0.06	0.27	0.33	(0.05)	—	(0.05)

Class B:	4/1/2004-3/31/2005 (4)	$10.89	$0.15	($0.02)	$0.13	($0.22)	($0.35)	($0.57)
	4/1/2003-3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)
	12/31/2002-3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	(0.05)

Class C:	4/1/2004-3/31/2005 (4)	$10.89	$0.15	($0.01)	$0.14	($0.23)	($0.35)	($0.58)
	4/1/2003-3/31/2004 (4)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)
	12/31/2002-3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	(0.05)

PF PIMCO Managed Bond Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.45	$0.14	($0.09)	$0.05	($0.25)	($0.22)	($0.47)
	4/1/2003-3/31/2004 (4)	10.16	0.17	0.46	0.63	(0.34)	—	(0.34)
	4/1/2002-3/31/2003 (4)	9.85	0.21	1.02	1.23	(0.36)	(0.56)	(0.92)
	9/28/2001-3/31/2002	10.00	0.06	(0.09)	(0.03)	(0.07)	(0.05)	(0.12)

Class B:	4/1/2004-3/31/2005 (4)	$10.44	$0.09	($0.10)	($0.01)	($0.20)	($0.22)	($0.42)
	4/1/2003-3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)
	4/1/2002-3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)

Class C:	4/1/2004-3/31/2005 (4)	$10.44	$0.09	($0.09)	$—	($0.20)	($0.22)	($0.42)
	4/1/2003-3/31/2004 (4)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)
	4/1/2002-3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

						Ratios of	Ratios of Net		Ratios of Net
					Ratios of	Expenses	Investment		Investment Income
					Expenses	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	After Expense	Expense	After Expense		Expense
	Value, End			End of Year or	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF MFS International Large-Cap Fund (5)

Class A:	$12.83	12.73%		$38,195	2.00%	3.35%	(0.12%	)	(1.47%	)	55.12%
	11.61	41.59%		15,358	2.03%	5.96%	(0.38%	)	(4.31%	)	150.05%
	8.20	(24.11%	)	4,505	2.05%	9.08%	(0.40%	)	(7.43%	)	137.37%
	11.03	10.54%		6,808	2.05%	9.38%	(0.92%	)	(8.25%	)	77.66%

Class B:	$12.60	12.18%		$391	2.50%	3.85%	(0.62%	)	(1.97%	)	55.12%
	11.46	40.79%		265	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.52%	)	58	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		22	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

Class C:	$12.62	12.16%		$593	2.50%	3.85%	(0.62%	)	(1.97%	)	55.12%
	11.48	40.86%		222	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.43%	)	79	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		11	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

PF PIMCO Inflation Managed Fund

Class A:	$10.51	1.99%		$36,465	1.55%	2.04%	1.96%		1.47%		284.19%
	10.93	10.75%		16,263	1.55%	2.73%	1.13%		(0.05%	)	507.96%
	10.28	3.30%		6,290	1.55%	4.00%	2.19%		(0.26%	)	199.92%

Class B:	$10.45	1.43%		$1,199	2.05%	2.54%	1.46%		0.97%		284.19%
	10.89	10.20%		697	2.05%	3.23%	0.63%		(0.55%	)	507.96%
	10.27	3.16%		161	2.05%	4.50%	1.69%		(0.76%	)	199.92%

Class C:	$10.45	1.44%		$5,682	2.05%	2.54%	1.46%		0.97%		284.19%
	10.89	10.27%		4,065	2.05%	3.23%	0.63%		(0.55%	)	507.96%
	10.27	3.11%		480	2.05%	4.50%	1.69%		(0.76%	)	199.92%

PF PIMCO Managed Bond Fund

Class A:	$10.03	0.56%		$42,546	1.55%	2.22%	1.37%		0.70%		323.24%
	10.45	6.28%		19,802	1.55%	2.86%	1.65%		0.34%		459.70%
	10.16	12.80%		18,236	1.55%	2.82%	2.02%		0.75%		445.26%
	9.85	(0.28%	)	33,055	1.55%	2.54%	1.16%		0.17%		522.25%

Class B:	$10.01	(0.05%	)	$1,135	2.05%	2.72%	0.87%		0.20%		323.24%
	10.44	5.86%		972	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.27%		1,986	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.55%	)	173	2.05%	3.04%	0.66%		(0.33%	)	522.25%

Class C:	$10.02	0.04%		$2,353	2.05%	2.72%	0.87%		0.20%		323.24%
	10.44	5.86%		2,315	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.28%		4,573	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.57%	)	370	2.05%	3.04%	0.66%		(0.33%	)	522.25%

See explanation of references at the end of the section.

71

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions

		Net
		Asset
		Value,
		Beginning	Net				Dividends
		of Year	Investment		Net Realized and	Total from	from Net	Distributions
		or	Income		Unrealized Gain	Investment	Investment	from Capital	Total
		Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions

PF Pacific Life Money Market Fund

Class A:	4/1/2004-3/31/2005	$1.00	$0.01		$—	$0.01	($0.01)	$—	($0.01)
	4/1/2003-3/31/2004	1.00	—	(6)	—	—	— (6)	—	—
	4/1/2002-3/31/2003	1.00	0.01		—	0.01	(0.01)	—	(0.01)
	9/28/2001-3/31/2002	1.00	—	(6)	—	—	— (6)	—	—

Class B:	4/1/2004-3/31/2005	$1.00	$—	(6)	$—	$—	$— (6)	$—	$—
	4/1/2003-3/31/2004	1.00	—	(6)	—	—	— (6)	—	—
	4/1/2002-3/31/2003	1.00	—	(6)	—	—	— (6)	—	—
	9/28/2001-3/31/2002	1.00	—	(6)	—	—	— (6)	—	—

Class C:	4/1/2004-3/31/2005	$1.00	$—	(6)	$—	$—	$— (6)	$—	$—
	4/1/2003-3/31/2004	1.00	—	(6)	—	—	— (6)	—	—
	4/1/2002-3/31/2003	1.00	—	(6)	—	—	— (6)	—	—
	9/28/2001-3/31/2002	1.00	—	(6)	—	—	— (6)	—	—

PF Salomon Brothers Large- Cap Value Fund

Class A:	4/1/2004-3/31/2005 (4)	$10.94	$0.06		$0.35	$0.41	($0.05)	$—	($0.05)
	4/1/2003-3/31/2004 (4)	7.83	0.03		3.09	3.12	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (4)	10.92	0.04		(3.05)	(3.01)	(0.02)	(0.06)	(0.08)
	9/28/2001-3/31/2002 (4)	10.00	(0.01)		0.96	0.95	(0.02)	(0.01)	(0.03)

Class B:	4/1/2004-3/31/2005 (4)	$10.83	$—		$0.36	$0.36	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.78	(0.02)		3.08	3.06	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (4)	10.91	(0.01)		(3.03)	(3.04)	(0.03)	(0.06)	(0.09)
	9/28/2001-3/31/2002 (4)	10.00	(0.03)		0.97	0.94	(0.02)	(0.01)	(0.03)

Class C:	4/1/2004-3/31/2005 (4)	$10.81	$—		$0.35	$0.35	$—	$—	$—
	4/1/2003-3/31/2004 (4)	7.77	(0.02)		3.07	3.05	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (4)	10.90	(0.01)		(3.04)	(3.05)	(0.02)	(0.06)	(0.08)
	9/28/2001-3/31/2002 (4)	10.00	(0.03)		0.96	0.93	(0.02)	(0.01)	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

							Ratios of	Ratios of Net		Ratios of Net
					Ratios of		Expenses	Investment		Investment Income
					Expenses		Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	After Expense		Expense	After Expense		Expense
	Value, End			End of Year	Reductions to		Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		or Period	Average Net		Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)		Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Pacific Life Money Market Fund

Class A:	$1.00	0.77%		$22,341	0.95%		2.05%	0.83%		(0.27%	)	N/A
	1.00	0.18%		14,627	0.95%		2.53%	0.14%		(1.44%	)	N/A
	1.00	0.58%		13,092	1.08%		2.50%	0.59%		(0.83%	)	N/A
	1.00	0.33%		27,056	1.35%		2.59%	0.57%		(0.67%	)	N/A

Class B:	$1.00	0.35%		$672	1.28%	(7)	2.55%	0.50%	(7)	(0.77%	)	N/A
	1.00	0.06%		744	1.06%	(7)	3.03%	0.03%	(7)	(1.94%	)	N/A
	1.00	0.12%		782	1.49%	(7)	3.00%	0.18%	(7)	(1.33%	)	N/A
	1.00	0.09%		88	1.85%		3.09%	0.07%		(1.17%	)	N/A

Class C:	$1.00	0.39%		$3,258	1.34%	(7)	2.55%	0.44%	(7)	(0.77%	)	N/A
	1.00	0.06%		956	1.06%	(7)	3.03%	0.03%	(7)	(1.94%	)	N/A
	1.00	0.12%		1,073	1.49%	(7)	3.00%	0.18%	(7)	(1.33%	)	N/A
	1.00	0.09%		75	1.85%		3.09%	0.07%		(1.17%	)	N/A

PF Salomon Brothers Large- Cap Value Fund

Class A:	$11.30	3.78%		$50,430	1.80%		2.28%	0.54%		0.06%		43.72%
	10.94	39.91%		25,315	1.80%		2.73%	0.29%		(0.64%	)	38.10%
	7.83	(27.69%	)	11,736	1.80%		2.94%	0.41%		(0.73%	)	49.00%
	10.92	9.54%		19,748	1.80%		3.93%	(0.14%	)	(2.27%	)	27.37%

Class B:	$11.19	3.32%		$504	2.30%		2.78%	0.04%		(0.44%	)	43.72%
	10.83	39.36%		556	2.30%		3.23%	(0.21%	)	(1.14%	)	38.10%
	7.78	(28.02%	)	955	2.30%		3.44%	(0.09%	)	(1.23%	)	49.00%
	10.91	9.38%		151	2.30%		4.43%	(0.64%	)	(2.77%	)	27.37%

Class C:	$11.16	3.33%		$1,538	2.30%		2.78%	0.04%		(0.44%	)	43.72%
	10.81	39.27%		1,277	2.30%		3.23%	(0.21%	)	(1.14%	)	38.10%
	7.77	(28.08%	)	2,015	2.30%		3.44%	(0.09%	)	(1.23%	)	49.00%
	10.90	9.30%		243	2.30%		4.43%	(0.64%	)	(2.77%	)	27.37%

See explanation of references at the end of the section.

72

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning	Net			Dividends
		of Year	Investment	Net Realized and	Total from	from Net	Distributions
		or	Income	Unrealized Gain	Investment	Investment	from Capital	Total
		Period	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF Van Kampen Comstock Fund (8)

Class A:	4/1/2004-3/31/2005 (4)	$11.37	$0.07	$1.19	$1.26	($0.05)	$—	($0.05)
	4/1/2003-3/31/2004 (4)	8.16	0.02	3.19	3.21	—	—	—
	4/1/2002-3/31/2003	11.45	(0.11)	(3.12)	(3.23)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	(0.04)

Class B:	4/1/2004-3/31/2005 (4)	$11.24	$0.01	$1.17	$1.18	$—	$—	$—
	4/1/2003-3/31/2004 (4)	8.10	(0.03)	3.17	3.14	—	—	—
	4/1/2002-3/31/2003	11.43	(0.11)	(3.16)	(3.27)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	(0.04)

Class C:	4/1/2004-3/31/2005 (4)	$11.24	$0.01	$1.17	$1.18	($0.01)	$—	($0.01)
	4/1/2003-3/31/2004 (4)	8.11	(0.03)	3.16	3.13	—	—	—
	4/1/2002-3/31/2003	11.43	(0.11)	(3.15)	(3.26)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	(0.03)

PF Van Kampen Real Estate Fund

Class A:	12/31/2004-3/31/2005 (4)	$10.00	$0.05	($0.64)	($0.59)	($0.02)	$—	($0.02)

Class B:	12/31/2004-3/31/2005 (4)	$10.00	$0.04	($0.64)	($0.60)	($0.01)	$—	($0.01)

Class C:	12/31/2004-3/31/2005 (4)	$10.00	$0.03	($0.64)	($0.61)	($0.01)	$—	($0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

						Ratios of	Ratios of Net		Ratios of Net
					Ratios of	Expenses	Investment		Investment Income
					Expenses	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	After Expense	Expense	After Expense		Expense
	Value, End			End of Year or	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Van Kampen Comstock Fund (8)

Class A:	$12.58	11.08%		$23,017	1.90%	2.70%	0.55%		(0.25%	)	34.41%
	11.37	39.34%		11,945	1.90%	3.59%	0.24%		(1.45%	)	105.34%
	8.16	(28.26%	)	5,331	1.90%	3.87%	(1.04%	)	(3.01%	)	37.78%
	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	(5.20%	)	18.71%

Class B:	$12.42	10.50%		$388	2.40%	3.20%	0.05%		(0.75%	)	34.41%
	11.24	38.77%		453	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.10	(28.66%	)	201	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

Class C:	$12.41	10.50%		$872	2.40%	3.20%	0.05%		(0.75%	)	34.41%
	11.24	38.60%		226	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.11	(28.57%	)	74	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

PF Van Kampen Real Estate Fund

Class A:	$9.39	(5.95%	)	$13,853	2.05%	3.57%	2.01%		0.49%		0.79%

Class B:	$9.39	(6.05%	)	$17	2.55%	4.07%	1.51%		(0.01%	)	0.79%

Class C:	$9.38	(6.06%	)	$32	2.55%	4.07%	1.51%		(0.01%	)	0.79%

See explanation of references at the end of the section.

73

FINANCIAL HIGHLIGHTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net
		Asset
		Value,
		Beginning				Dividends
		of Year	Net	Net Realized and	Total from	from Net	Distributions
		or	Investment	Unrealized Gain	Investment	Investment	from Capital	Total
		Period	Loss	(Loss)	Operations	Income	Gains	Distributions

PF Van Kampen Mid-Cap Growth Fund (9)

Class A:	4/1/2004-3/31/2005 (4)	$8.01	($0.12)	$1.04	$0.92	$—	$—	$—
	4/1/2003-3/31/2004 (4)	5.92	(0.10)	2.19	2.09	—	—	—
	4/1/2002-3/31/2003	11.18	(0.09)	(4.33)	(4.42)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	(0.19)

Class B:	4/1/2004-3/31/2005 (4)	$7.93	($0.15)	$1.02	$0.87	$—	$—	$—
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.19	2.05	—	—	—
	4/1/2002-3/31/2003	11.17	(0.08)	(4.37)	(4.45)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (4)	10.00	(0.11)	1.45	1.34	—	(0.17)	(0.17)

Class C:	4/1/2004-3/31/2005 (4)	$7.92	($0.16)	$1.03	$0.87	$—	$—	$—
	4/1/2003-3/31/2004 (4)	5.88	(0.14)	2.18	2.04	—	—	—
	4/1/2002-3/31/2003	11.16	(0.09)	(4.35)	(4.44)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	(0.19)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

						Ratios of	Ratios of Net
					Ratios of	Expenses	Investment		Ratios of Net
					Expenses	Before	Loss		Investment Loss
	Net Asset			Net Assets,	After Expense	Expense	After Expense		Before Expense
	Value, End			End of Year or	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Year or	Total		Period	Average Net	Average Net	Average Net		Average Net		Turnover
	Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Van Kampen Mid-Cap Growth Fund (9)

Class A:	$8.93	11.49%		$36,882	1.85%	2.43%	(1.37%	)	(1.95%	)	82.70%
	8.01	35.30%		18,388	1.85%	3.29%	(1.42%	)	(2.86%	)	326.09%
	5.92	(40.51%	)	6,191	1.85%	4.31%	(1.39%	)	(3.85%	)	158.16%
	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	(4.92%	)	70.54%

Class B:	$8.80	10.97%		$667	2.35%	2.93%	(1.87%	)	(2.45%	)	82.70%
	7.93	34.86%		504	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.84%	)	586	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

Class C:	$8.79	10.99%		$1,436	2.35%	2.93%	(1.87%	)	(2.45%	)	82.70%
	7.92	34.69%		958	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.78%	)	1,141	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.
(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.
(3)	The ratios are annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the average shares method.
(5)	The PF MFS International Large-Cap Fund was formerly named the PF MFS Global Growth Fund.
(6)	Amount represents less than $0.01 per share.
(7)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02-6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to the average daily net assets for the PF Pacific Life Money Market Class B and C were 0.17% and 0.11%, respectively, for the year ended March 31, 2005, and 0.39% and 0.09% for the years ended March 31, 2004 and 2003, respectively, for both Class B and C.
(8)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.
(9)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

74

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about Pacific Funds in the following documents:

•	Annual, semi-annual and quarterly reports – Pacific Funds’ annual report lists the holdings of the funds (or a summary of holdings), describes fund performance, includes audited financial statements, and tells you how investment strategies and fund performance have responded to recent market conditions and economic trends. The funds’ semi-annual report lists the holdings of the funds (or a summary of the holdings) and includes unaudited financial statements. The funds’ quarterly reports provide a list of each fund’s holdings.
•	Statement of Additional Information (SAI) – The SAI contains detailed information about each fund’s investments, strategies and risks, and a full description of Pacific Funds’ policies and procedures regarding the selective disclosure of fund holdings, and is considered to be part of this prospectus because it is incorporated by reference.

These documents, once filed, are available on Pacific Funds’ website at the address listed below. You may also call or write Pacific Funds for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information.

Pacific Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain funds, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Pacific Funds’ prospectus information section, under “Additional Pacific Funds Information.”

Contact Pacific Funds by:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Funds, 101 Sabin Street, Pawtucket, RI 02860
Phone: 1-800-722-2333
Internet: www.PacificLife.com

Contact the SEC by:

Regular mail: SEC Public Reference Section, Washington, D.C. 20549-0102
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Internet: Visit the EDGAR database at: www.sec.gov

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

SEC file number 811-10385

Prospectus dated October 1, 2005.
This prospectus is designed to help you make informed decisions about investments in Pacific Funds’ Portfolio Optimization Funds (“funds”). Each fund seeks to achieve its investment goal by investing in other Pacific Funds (“underlying funds”) and uses asset allocation strategies to determine how much to invest in the underlying funds.
You should consult with your investment professional to determine which Portfolio Optimization Fund may be suited to your financial needs, investment time horizon, and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

CLASS R SHARES

THE PORTFOLIO OPTIMIZATION FUNDS
PF Portfolio Optimization Model A
PF Portfolio Optimization Model B
PF Portfolio Optimization Model C
PF Portfolio Optimization Model D
PF Portfolio Optimization Model E
Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

1

ABOUT THE FUNDS
PORTFOLIO OPTIMIZATION FUNDS
Each Portfolio Optimization Fund may invest in the individual Pacific Funds, excluding other Portfolio Optimization Funds (the “underlying funds”). Each Portfolio Optimization Fund invests in Class A shares of certain underlying funds, without payment of a front-end sales charge, based on its target allocation percentages. No contingent deferred sales charge (CDSC) is charged to the Portfolio Optimization Funds upon the sale of shares of the underlying funds.
Pacific Life uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. The theory behind asset allocation is that diversification among asset classes, such as stocks, bonds and cash equivalents, can help reduce volatility over the long-term. The Portfolio Optimization Funds were developed through a two-step process:

(1)	An optimization analysis determines the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by an asset allocation consulting firm retained by Pacific Life, which uses a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.

(2)	An evaluation of the underlying funds’ asset classes determines the appropriate mix of underlying funds to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and manager interviews. The underlying funds that are selected are believed to optimize returns, given each fund’s risk profile.
The Portfolio Optimization Funds will invest purchase proceeds and meet redemption needs using a monthly allocation percentage (MAP) methodology, which considers the value of the underlying funds and a sales forecast for the upcoming month. This methodology is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions. Actual asset class allocations may also vary from the target asset class allocations due to cash flows, changes in underlying fund’s asset values as a result of market movements, portfolio management decisions and changes to underlying fund asset class composition.
Periodically, Pacific Life will evaluate each fund’s asset allocation strategy and rebalance the Portfolio Optimization Funds to reflect changes in the target allocations. Underlying funds may be added to or deleted from a Portfolio Optimization Fund. Pacific Life will use the MAP methodology to reallocate to new target allocations any time the target allocations change, such as when underlying funds are added to or deleted from Pacific Funds or when the target allocations are updated. Pacific Life may also use such MAP methodology for up to 90 days to try to minimize taxable distributions, to allocate to new funds and to allocate from funds that are no longer a part of the model allocation, which may cause the funds to temporarily deviate from their target allocations. Pacific Life may change the asset class allocations, underlying funds (including any funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals.
Pacific Life monitors the performance of the underlying funds, and may, from time to time, recommend to Pacific Funds’ Board of Trustees closure, merger or a change in management firm or strategy of an underlying fund, all of which could impact a Portfolio Optimization Fund. Other than to require exclusion of an underlying fund that is expected to be liquidated, merged, or otherwise closed, Pacific Life does not limit the number of underlying funds to include in each Portfolio Optimization Fund, the percent that any underlying fund represents, or which underlying funds may be selected.

2

Portfolio Manager – Pacific Life Insurance Company (Pacific Life)
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio Optimization Funds.

Howard T. Hirakawa, CFA, is a Vice President of Pacific Life. He joined the company in 1990.

M. Kathleen McWard, CFP®, is a Vice President of Pacific Life. She joined the company in 1991.

They are assisted by a team of investment professionals who establish and apply the asset allocation strategy for the Portfolio Optimization Funds.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund, as applicable.
Each fund, including each underlying fund, is subject to regulation under the Investment Company Act of 1940 and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986. Although some of the underlying funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Each fund’s, including each underlying fund’s, stated investment goal cannot be changed without the approval of shareholders. The Pacific Funds Board of Trustees (the “Board”) may change non-fundamental investment policies of the funds, including each underlying fund, without shareholder approval.
The table on the following pages is designed to help you understand the differences between the funds, including their investment goals, main investments, and main risks. You should also read the complete description of each underlying fund in the About the underlying funds section.

3

ABOUT THE FUNDS

PF Portfolio Optimization Models A - E

Investor profile	You are looking for relatively stable returns and investments that generate some level of income.	Your focus is on keeping pace with inflation. Income and capital appreciation are desired.

Investment goal	Seeks current income and preservation of capital.	Seeks current income and moderate growth of capital.

Main investments	Underlying funds that invest in the highest quality money market instruments, medium and high quality fixed income securities, equity securities of large- and medium-sized U.S. and non-U.S. companies, and derivative instruments.	Underlying funds that invest in medium and high quality fixed income securities, money market instruments, equity securities of large- and medium-sized U.S. and non- U.S. companies, and derivative instruments.

Asset class allocation targets The underlying funds are not comprised of just one asset class; therefore, the asset class allocations may differ from the underlying fund allocations below.	Cash: 12% Bonds: 67% Domestic stocks: 16% International stocks: 5%	Cash: 9% Bonds: 50% Domestic stocks: 30% International stocks: 11%

Underlying funds allocation targets
(as of 10/1/05)

Although the funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Each underlying fund listed to the right is a series within Pacific Funds and is described within this prospectus.	Money Market: 9%
Short Duration Bond: 28%
Inflation Managed: 15%
Managed Bond: 25%
Main Street Core: 6%
Large-Cap Value: 3%
Comstock: 4%
Blue Chip: 2%
Mid-Cap Value: 2%
International Value: 3%
International Large-Cap: 3%	Money Market: 7%
Short Duration Bond: 17%
Inflation Managed: 14%
Managed Bond: 19%
Main Street Core: 7%
Large-Cap Value: 3%
Comstock: 8%
Blue Chip: 3%
Mid-Cap Value: 3%
Mid-Cap Growth: 3%
Growth LT: 3%
International Value: 7%
International Large-Cap: 6%

Risk and risk characteristics	There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.

Main risks The funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those underlying funds. An investor may lose money in each fund.	Price volatility, derivatives, changes in interest rates, changes in inflation rates, mortgage-related securities, foreign investments, credit, liquidity, emerging countries, and non-diversified.	Price volatility, derivatives, foreign investments, changes in interest rates, changes in inflation rates, credit, emerging countries, mortgage- related securities, liquidity, and non-diversified.

4

You want the opportunity for long-term moderate growth.	You seek an investment geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Seeks long-term growth of capital and low to moderate income.	Seeks moderately high, long- term capital appreciation with low current income.	Seeks high, long-term capital appreciation.

Underlying funds that invest in fixed income securities, equity securities of both U.S. and non-U.S. companies of any size, money market instruments, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.	Underlying funds that invest in equity securities of both U.S. and non-U.S. companies of any size, including small- and medium-sized growth companies, fixed income securities, and derivative instruments.

Cash: 3% Bonds: 36% Domestic stocks: 44% International stocks: 17%	Cash: 1% Bonds: 21% Domestic stocks: 57% International stocks: 21%	Cash: 1% Bonds: 6% Domestic stocks: 66% International stocks: 27%

Money Market: 2%
Short Duration Bond: 9%
Inflation Managed: 12%
Managed Bond: 14%
Main Street Core: 7%
Large-Cap Value: 5%
Comstock: 10%
Blue Chip: 3%
Mid-Cap Value: 3%
Mid-Cap Growth: 6%
Growth LT: 5%
Small Equity: 2%
Real Estate: 3%
International Value: 8%
International Large-Cap: 7%
Emerging Markets: 4%	Short Duration Bond: 4%
Inflation Managed: 7%
Managed Bond: 7%
Main Street Core: 11%
Large-Cap Value: 5%
Comstock: 11%
Blue Chip: 4%
Mid-Cap Value: 5%
Mid-Cap Growth: 7%
Growth LT: 8%
Small Equity: 3%
Real Estate: 4%
International Value: 10%
International Large-Cap: 9%
Emerging Markets: 5%	Managed Bond: 2%
Main Street Core: 11%
Large-Cap Value: 7%
Comstock: 11%
Mid-Cap Value: 5%
Mid-Cap Growth: 7%
Growth LT: 14%
Small Equity: 6%
Real Estate: 5%
International Value: 12%
International Large-Cap: 14%
Emerging Markets: 6%

There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.	There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in the asset values should be less than those of the U.S. stock market.

Price volatility, derivatives, foreign investments, emerging countries, changes in interest rates, credit, changes in inflation rates, liquidity, mortgage-related securities, and non-diversified.	Price volatility, derivatives, foreign investments, emerging countries, credit, changes in interest rates, changes in inflation rates, liquidity, non- diversified, and mortgage- related securities.	Price volatility, derivatives, foreign investments, emerging countries, credit, changes in interest rates, non-diversified, liquidity, geographic concentration, and changes in inflation rate.

5

ABOUT THE FUNDS

Main Risks
Typically, the Portfolio Optimization Funds are exposed to the same risks as the underlying funds in direct proportion to the allocation of assets among those underlying funds. The following table provides the main risks of each underlying fund. These risks are described more fully on the following pages. Refer to About the Funds for more information on the specific risks including “main risks” associated with each Portfolio Optimization Fund.

MAIN RISKS

	Changes in	Changes in
	interest	inflation	Price		Foreign	Emerging
	rate	rate	volatility	Credit	investments	countries
PF AIM Blue Chip			●		●

PF Goldman Sachs Short Duration Bond	●	●	●

PF Janus Growth LT			●	●	●

PF Lazard Mid-Cap Value			●		●

PF Lazard International Value			●		●

PF MFS International Large-Cap			●		●	●

PF NB Fasciano Small Equity	●		●	●
(formerly called Aggressive Growth)

PF Oppenheimer Main Street® Core	●		●	●	●	●

PF Oppenheimer Emerging Markets			●		●	●

PF PIMCO Managed Bond	●	●	●	●	●	●

PF PIMCO Inflation Managed	●	●	●	●	●	●

PF Pacific Life Money Market	●	●		●

PF Salomon Brothers Large-Cap Value			●		●

PF Van Kampen Comstock	●	●	●	●	●	●

PF Van Kampen Mid-Cap Growth			●		●	●

PF Van Kampen Real Estate			●		●

6

MAIN RISKS

Derivatives, synthetics,
forward commitments,
repurchase agreements, and	Mortgage-related		Non-	Industry/sector	Geographic	REITs,
currency transactions	securities	Liquidity	diversification	concentration	concentration	REOCs
●						●

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●		●

●

●

●					●

●		●

●

●	●	●

●	●	●

●

●			●

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●			●	●		●

7

RISKS AND RISK DEFINITIONS
Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every fund, which includes the underlying funds, has some degree of risk depending on what it invests in and what strategies it uses. Each Portfolio Optimization Fund is subject to the risks of the underlying Pacific Funds in which it invests.
The funds and underlying funds may be subject to the following risks:
Asset allocation is no guarantee against loss – Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to build the funds. There’s a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than using asset allocation.
Managers’ investment techniques and strategies are discretionary – Each fund and underlying fund tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that a fund or underlying fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to an underlying fund.
Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a fund or an underlying fund to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a fund’s or underlying fund’s principal investment strategy. Each fund, as well as each underlying fund, may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect it from potential loss, for redemptions, at start-up of a fund or underlying fund, or other reasons. In that case, the funds and underlying funds (including underlying funds with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, underlying funds that invest principally in small-to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the underlying funds (which in turn effect the funds) and cause the underlying funds to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, underlying funds that invest too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.
An underlying fund may have policies on the amount it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Some of these policies are in place due to the name of the particular underlying fund (Name Policy). The Name Policy is applied to an underlying fund’s net assets, plus the amount of any borrowings for investment purposes. An underlying fund may not change its Name Policy, if applicable, without notifying its shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.
The following underlying funds engage in active and frequent trading which could result in higher trading costs and reduce performance: PF Goldman Sachs Short Duration Bond Fund, PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth), PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund. Also, changes to the target allocations of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds.

8

Each underlying fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.
Performance of the funds and the underlying funds will vary – Performance is affected by changes in the economy and financial markets. The value of a fund, as well as an underlying fund, changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.
The underlying funds are also affected by other kinds of risks, depending on the types of securities held by or strategies used by the underlying funds, including:

•	Interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	Changes in inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	Price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by an underlying fund and therefore may be riskier and more susceptible to price swings than large companies. Moreover, such companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers of the underlying funds think have the potential for above average or rapid growth may give an underlying fund a higher risk of price volatility than an underlying fund that invests principally in equities that are “undervalued,” for example. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing underlying fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Underlying funds with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to underlying funds with a greater number of holdings.

•	Credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the United States. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

9

RISKS AND RISK DEFINITIONS

•	Foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	Emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	Derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. An underlying fund’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase the underlying fund’s volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	Mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, underlying funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	Real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose an underlying fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOC’s may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemption; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the underlying fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	Liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

10

•	Non-diversification risk – a non-diversified underlying fund may invest in securities of a fewer number of issuers than diversified underlying funds. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	Industry/sector concentration risk – underlying funds that invest principally in only one industry or sector are subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the PF Van Kampen Real Estate Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of its investments may be comprised of REITs, this underlying fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

11

HOW THE FUNDS PERFORMED
Information on how the funds performed is presented in the bar charts that follow and in the table on page 13. Because Class R shares began being offered on October 1, 2005, returns in the bar charts and in the table are presented for Class A shares (which began operations on December 31, 2003), without deduction of sales charges or account fees. If sales charges or account fees were deducted, returns would be lower. The Class R returns would have been substantially similar to Class A returns because the shares are invested in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. The quarterly returns shown are for the best and worst quarters within the periods reflected in each corresponding bar chart. The information presented was prepared assuming reinvestment of dividends and distributions. Past performance is not necessarily an indication of how the funds will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the funds’ performance would have been reduced.
Annual total returns

PF Portfolio Optimization Model A	PF Portfolio Optimization Model B
Class A return for the period 1/1/05 through 6/30/05: 0.70%	Class A return for the period 1/1/05 through 6/30/05: 0.27%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 2.54%; 2nd Quarter 2004: -1.08%	4th Quarter 2004: 4.80%; 2nd Quarter 2004: -0.79%

PF Portfolio Optimization Model C	PF Portfolio Optimization Model D
Class A return for the period 1/1/05 through 6/30/05: 0.25%	Class A return for the period 1/1/05 through 6/30/05: -0.21%
Best and worst quarters:	Best and worst quarters:
4th Quarter 2004: 6.90%; 2nd Quarter 2004: -0.20%	4th Quarter 2004: 8.91%; 3rd Quarter 2004: -0.99%

PF Portfolio Optimization Model E
Class A return for the period 1/1/05 through 6/30/05: -0.45%
Best and worst quarters:
4th Quarter 2004: 10.58%; 3rd Quarter 2004: -1.77%

12

The tables show how each fund’s average annual returns compare to its benchmark index. The 1-year and since inception average annual total returns shown in the table reflect performance after deduction for sales loads or fees for the Class A shares.
Average annual total return – as of 12/31/04

	Return Before Taxes –			Benchmark Index
Fund Name	Class A			Performance[2]

PF Portfolio		Since			Since
Optimization Funds[1]	1-Year	Inception	Benchmark Indices	1-Year	Inception

Model A	(1.82)%	(1.82)%	Model A Composite Benchmark[3]	5.53%	5.53%

Model B	(0.06)%	(0.06)%	Model B Composite Benchmark[4]	7.70%	7.70%

Model C	2.05%	2.05%	Model C Composite Benchmark[5]	9.52%	9.52%

Model D	3.25%	3.25%	Model D Composite Benchmark[6]	11.34%	11.34%

Model E	4.20%	4.20%	Model E Composite Benchmark[7]	12.53%	12.53%

		Since
Broad-Based Indices	1-Year	Inception

Lehman Brothers Government/Credit Index[8]	4.19%	4.19%

S&P 500 Index[9]	10.87%	10.87%

MSCI EAFE Index[10]	20.25%	20.25%

Merrill Lynch 3-Month U.S. T-Bill Index[11]	1.33%	1.33%

[1]	The PF Portfolio Optimization Funds commenced operations on 12/31/03.

[2]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[3]	The Model A Composite Benchmark is comprised of 19% Merrill Lynch 3-Month U.S. T-Bill Index, 61% Lehman Brothers Government/ Credit Index, 15% S&P 500 Index, and 5% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[4]	The Model B Composite Benchmark is comprised of 12% Merrill Lynch 3-Month U.S. T-Bill Index, 46% Lehman Brothers Government/ Credit Index, 32% S&P 500 Index, and 10% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[5]	The Model C Composite Benchmark is comprised of 4% Merrill Lynch 3-Month U.S. T-Bill Index, 36% Lehman Brothers Government/ Credit Index, 46% S&P 500 Index, and 14% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[6]	The Model D Composite Benchmark is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 20% Lehman Brothers Government/ Credit Index, 58% S&P 500 Index, and 20% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[7]	The Model E Composite Benchmark is comprised of 2% Merrill Lynch 3-Month U.S. T-Bill Index, 6% Lehman Brothers Government/ Credit Index, 69% S&P 500 Index, and 23% MSCI EAFE Index during the period 12/31/03 through 12/31/04.

[8]	The Lehman Brothers Government/Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[9]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[10]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries (as of 5/05) in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[11]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

13

HOW THE UNDERLYING FUNDS PERFORMED
Average annual total return – as of 12/31/04

Underlying Fund Name[1]	Return Before Taxes – Class A2

			Since
	1-Year	3-Years	Inception

PF AIM Blue Chip	(1.87)%	(3.87)%	(0.07)%

PF Goldman Sachs Short Duration Bond	(5.55)%	N/A	(5.55)%

PF Janus Growth LT	3.37%	(1.41)%	1.46%

PF Lazard International Value	8.10%	5.72%	8.30%

PF MFS International Large-Cap	10.96%	4.78%	7.67%

PF NB Fasciano Small-Equity[7] (formerly called Aggressive Growth)	4.75%	0.49%	5.23%

PF PIMCO Managed Bond	(1.37)%	4.65%	4.26%

PF PIMCO Inflation Managed	1.54%	N/A	5.21%

PF Pacific Life Money Market	0.43%	0.43%	0.46%

PF Salomon Brothers Large-Cap Value	3.14%	0.57%	3.35%

PF Van Kampen Comstock[15]	9.59%	3.80%	6.40%

PF Van Kampen Mid-Cap Growth [15]	14.06%	(6.83)%	(0.27)%

[1]	All of the funds began operations on 10/01/01, except for the PF PIMCO Inflation Managed Fund, which began operations on 12/31/02, the PF Goldman Sachs Short Duration Bond Fund, which began operations on 12/31/03, the PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds, which began operations on 12/31/04, and the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds, which began operations on 9/30/05.

[2]	Return information is presented for Class A shares of the underlying funds and reflects a deduction for the Class A front- end sales charge. The Class R shares do not have a front-end sales charge.

[3]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[4]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[5]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

[6]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is comprised of stocks from 21 countries (as of 5/05) in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[7]	Neuberger Berman began managing the fund on 10/1/05 and some of its investment policies and benchmark index changed at that time. Another firm managed the fund prior to that date.

14

	Benchmark Index
	Performance[3]

			Since
Benchmark Index(s)	1-Year	3-Years	Inception

S&P 500 Index[4]	10.87%	3.58%	6.58%

Merrill Lynch 1-3 Year Treasury Index[5]	0.91%	N/A	0.91%

S&P 500 Index[4]	10.87%	3.58%	6.58%

MSCI EAFE Index[6]	20.25%	11.89%	13.25%

MSCI EAFE Index[6]	20.25%	11.89%	13.25%

Russell 2000 Index[8]	18.33%	11.48%	17.26%
Russell Midcap Growth Index[9]	15.48%	6.16%	13.75%

Lehman Brothers Aggregate Bond Index[10]	4.34%	6.19%	5.72%
Lehman Brothers Government/Credit Index[11]	4.19%	6.59%	6.09%

Lehman Brothers Global Real: U.S. TIPS Index[12]	8.46%	N/A	8.43%

Merrill Lynch 3-Month U.S. T-Bill Index[13]	1.33%	1.42%	1.51%
Lipper Money Market Funds Index[14]	0.78%	0.91%	1.00%

S&P 500 Index[4]	10.87%	3.58%	6.58%

S&P 500 Index[4]	10.87%	3.58%	6.58%

Russell Midcap Growth Index[9]	15.48%	6.16%	13.75%

[8]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index, is the fund’s primary benchmark index. Results include reinvested dividends.

[9]	The Russell Midcap Growth Index is an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

[10]	The Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[11]	The Lehman Brothers Government/ Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[12]	The Lehman Brothers Global Real: U.S. TIPS Index is comprised of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

[13]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

[14]	The Lipper Money Market Funds Index, an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

[15]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.

15

FEES AND EXPENSES
There are two types of fees and expenses: (i) shareholder fees and (ii) operating expenses.

Shareholder Fees	Class R

Maximum Front-end Sales Charge on your investment	None

Maximum Contingent Deferred Sales Charge	None

Class R shares of the funds are sold at Net Asset Value (NAV) without an initial sales charge.
Operating expenses incurred annually by each fund are borne indirectly by shareholders. The Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of the underlying funds (shown on page 17) in proportion to their allocations. Pacific Funds provides or pays for certain support, administrative, distribution and shareholder services, and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Funds also pays Pacific Life to provide investment advisory services. Pacific Life, in turn, pays part of its fee to the fund managers. Currently, the Funds bear no direct operating expenses other than distribution and service (12b-1) fees and certain “other expenses” as specified in the table below.
Operating expenses paid by the Portfolio Optimization Funds (as an annual percent of average daily net assets)

	DIRECT						DIRECT AND INDIRECT

					Less:

		Distribution		Total	Reduction/

		and		Annual	Reimbursement	Net	Net

	Advisory	Service Fees	Other	Operating	by Adviser/	Operating	Operating

Fund	Fees	(12b-1) [1]	Expenses [2]	Expenses	Distributor [3]	Expenses [1]	Expenses [4]

		Class R		Class R	Class R	Class R	Class R

Model A	0.00%	0.50%	1.25%	1.75%	(1.75%)	0.00%	1.57%

Model B	0.00%	0.50%	0.98%	1.48%	(1.48%)	0.00%	1.63%

Model C	0.00%	0.50%	0.81%	1.31%	(1.31%)	0.00%	1.73%

Model D	0.00%	0.50%	0.82%	1.32%	(1.32%)	0.00%	1.78%

Model E	0.00%	0.50%	1.00%	1.50%	(1.50%)	0.00%	1.83%

[1]	Each share class of the funds, including the underlying funds, other than the PF Pacific Life Money Market Fund, is charged a distribution and service (12b-1) fee. The shares of the PF Pacific Life Money Market Fund are charged a non 12b-1 service fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable. Since the Portfolio Optimization Funds invest in Class A shares of other Pacific Funds (underlying funds), the 12b-1 fee for the Portfolio Optimization Funds will be reduced to avoid duplication of fees. This reduction is reflected in the “Direct Net Operating Expenses” column. Direct net operating expenses may increase due to the actual amount of 12b-1 fees borne by the Portfolio Optimization Funds, which is dependent on the amount of actual 12b-1 and/or service fees paid by the underlying funds within a particular model.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

[3]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its administrative fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including; distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.45% for the remaining underlying funds through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, the Portfolio Optimization Funds will bear the sum of the total annual operating expenses applicable to such funds and the total annual operating expenses attributable to the underlying funds in which the Portfolio Optimization Fund invests.

[4]	Since the Portfolio Optimization Funds invest in the underlying funds, in addition to their own net operating expenses, these funds also indirectly bear a portion of the expenses of the applicable underlying funds. The indirect portion of the net operating expenses is estimated based on the target allocation among the underlying funds and is provided to show you an estimate of the expenses attributable to each Portfolio Optimization Fund. The net operating expenses of the applicable underlying funds are based on the expenses provided in the chart on page 17. The net operating expense ratios will vary based on the actual allocation to the underlying funds. The net operating expense ratios reflect the current expense reductions in place for the Portfolio Optimization Funds and the underlying funds.

16

OPERATING EXPENSES
Direct annual operating expenses paid by each underlying fund (as an annual percent of average daily net assets)

		Distribution and		Total Annual	Less: Reduction/
	Advisory	Service Fees	Other	Operating	Reimbursement	Net Operating
Fund	Fees	(12b-1) [1]	Expenses [2,3]	Expenses	by Adviser/ Distributor [4]	Expenses

		Class A		Class A	Class A	Class A

PF AIM Blue Chip	0.95%	0.50%	0.92%	2.37%	(0.47%)	1.90%

PF Goldman Sachs Short Duration Bond	0.60%	0.50%	0.98%	2.08%	(0.53%)	1.55%

PF Janus Growth LT	0.75%	0.50%	1.29%	2.54%	(0.84%)	1.70%

PF Lazard Mid-Cap Value	0.85%	0.50%	1.85%	3.20%	(1.40%)	1.80%

PF Lazard Internation Value	0.85% al	0.50%	1.10%	2.45%	(0.65%)	1.80%

PF MFS Internation Large-Cap	1.05% al	0.50%	1.80%	3.35%	(1.35%)	2.00%

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	1.00%	0.50%	1.88%	3.38%	(1.43%)	1.95%

PF Oppenheimer Main Street Core	0.65%	0.50%	1.49%	2.64%	(1.04%)	1.60%

PF Oppenheimer Emerging Markets	1.00%	0.50%	2.92%	4.42%	(2.47%)	1.95%

PF PIMCO Managed Bond	0.60%	0.50%	1.12%	2.22%	(0.67%)	1.55%

PF PIMCO Inflation Managed	0.60%	0.50%	0.94%	2.04%	(0.49%)	1.55%

PF Pacific Life Money Market	0.40%	0.25%	1.15%	1.80%	(0.70%)	1.10%

PF Salomon Brothers Large-Cap Value	0.85%	0.50%	0.93%	2.28%	(0.48%)	1.80%

PF Van Kampen Comstock	0.95%	0.50%	1.25%	2.70%	(0.80%)	1.90%

PF Van Kampen Mid-Cap Growth	0.90%	0.50%	1.03%	2.43%	(0.58%)	1.85%

PF Van Kampen Real Estate	1.10%	0.50%	1.97%	3.57%	(1.52%)	2.05%

[1]	Each share class of the underlying funds, other than the PF Pacific Life Money Market Fund, is charged a distribution and service (12b-1) fee. The shares of the PF Pacific Life Money Market Fund are charged a non 12b-1 service fee. Over time, distribution fees paid on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the underlying funds, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.35% of each underlying fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	Expenses do not reflect non-recurring fees and expenses.

[4]	To help limit underlying fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or administrative fees, or otherwise reimburse each underlying fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each underlying fund’s business) that exceed an annual rate based on a percentage of an underlying fund’s average daily net assets. The expense cap is 0.45% for all underlying funds through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the underlying fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, each underlying fund will incur the total annual operating expenses applicable to that underlying fund.

17

FEES AND EXPENSES

Examples – The examples that follow are intended to help you compare the cost of investing in Class R shares of each fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in Class R shares for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and the funds’ annual operating expenses (based on underlying funds’ data as of 3/31/05, except for the two Oppenheimer underlying funds, for which expenses are estimated as of 9/30/05) remain the same. The examples reflect the contractual expense reductions currently in place for the Portfolio Optimization Funds and the underlying funds through 6/30/06. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate – actual expenses and performance may vary.
Your expenses (in dollars) whether you sell or don’t sell your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class R shares.

Fund	Your expenses (in dollars)

	1 Year	3 Years	5 Years	10 Years

	Class R	Class R	Class R	Class R

PF Portfolio Optimization Model A	208	928	1,670	3,629

PF Portfolio Optimization Model B	209	896	1,607	3,494

PF Portfolio Optimization Model C	217	904	1,614	3,500

PF Portfolio Optimization Model D	225	935	1,668	3,606

PF Portfolio Optimization Model E	237	1,013	1,808	3,887

18

MANAGEMENT OF THE FUNDS
In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages six funds directly: the five Portfolio Optimization Funds and the PF Pacific Life Money Market Fund. For the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the fund managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.
Pacific Life, subject to the review of the Pacific Funds’ board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, California 92660	Founded in 1868, Pacific Life Insurance Company (Pacific Life), investment adviser of Pacific Funds, provides life insurance products, individual annuities, and mutual funds, and offers a variety of investment products and services to individuals, businesses, and pension plans. Pacific Life counts more than half of the 100 largest U.S. companies as clients as of April 2005 and is a member of Insurance Marketplace Standards Association (IMSA), whose membership promotes high ethical standards for the sale of individual life insurance and annuities.
ABOUT THE UNDERLYING FUNDS
PF AIM BLUE CHIP FUND
Investment goal – seeks long-term growth of capital; current income is of secondary importance.
Main investments – invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments. Blue chip companies are large and medium-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions. The manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent eleven-month period, based on month-end data, plus the most recent data during the current month. The fund may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)) and up to 15% of its assets in equity and/or debt real estate investment trusts. Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds, ADRs and EDRs. The fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the fund’s assets. Synthetic instruments are investments that have economic characteristics similar to direct investments.
The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The fund seeks to balance growth, value and quality when selecting stocks. Such companies generally have superior growth prospects compared to other companies in the same industry, proprietary technology which the managers believe have the potential to bring about major changes within an industry, leading sales within an industry, or the potential to become a market leader. The managers also look for companies that have faster earnings

19

ABOUT THE UNDERLYING FUNDS

growth than their competitors and the market in general, higher profit margins relative to their competitors, stronger cash flow relative to their competitors, and a balance sheet with relatively low debt and a high return on equity relative to their competitors.
The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above. When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.
Portfolio Manager – A I M Capital Management, Inc. (AIM)
The following individual is primarily responsible for the day-to-day management of the fund.

Kirk L. Anderson is a lead portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston. As the lead manager, Mr. Anderson generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Anderson may perform these functions, and the nature of these functions, may change from time to time.
Mr. Anderson is assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.
With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF GOLDMAN SACHS SHORT DURATION BOND FUND
Investment goal – seeks current income; capital appreciation is of secondary importance.
Main investments – invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average portfolio duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.
The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

20

The fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the fund’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.
Portfolio Manager – Goldman Sachs Asset Management, L.P. (Goldman Sachs)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.
Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001.
James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.
They are assisted by a team of investment professionals. Team members provide research support and make securities recommendations with respect to the fund. Members of the team may change from time to time.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF JANUS GROWTH LT FUND
Investment goal – seeks long-term growth of capital in a manner consistent with the preservation of capital.
Main investments – invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The fund may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S. The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.
The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.
Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when issued, delayed delivery or forward commitment basis, and purchase high-yield (junk) bonds. The fund may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds. The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against

21

ABOUT THE UNDERLYING FUNDS

changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.
Portfolio Manager – Janus Capital Management LLC (Janus)
The following individual is primarily responsible for the day-to-day management of the fund.

David J. Corkins, vice president of Janus, joined Janus in 1995 and is a portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. Mr. Corkins has a BA from Dartmouth College and an MBA from Columbia University.
With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF LAZARD MID-CAP VALUE FUND
Investment goal – seeks capital appreciation.
Main investments – invests at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of May 31, 2005, the market capitalization range of the Russell Midcap Index was approximately between $552 million and $39.1 billion. Typically the manager purchases stocks with market capitalizations between $1 billion and $10 billion.
The fund management team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.
The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.
The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities, including up to 15% of fund assets in foreign securities. The fund may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the fund’s net assets.
The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Portfolio Manager – Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

22

Robert A. Failla, CFA, is a Senior Vice President at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Failla joined Lazard in 2003. Prior to joining Lazard, he was associated with Alliance Bernstein. Mr. Failla has an MBA from NYU’s Stern School of Business and a BA from Harvard.

Andrew D. Lacey is a deputy chairman at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. He became a full-time member of Lazard’s equity team in 1996. He has a BA from Wesleyan University and an MBA from Columbia University.

Christopher H. Blake is a managing director and a portfolio manager at Lazard and has over 10 years of investment experience. He is a mid-cap and strategic equity portfolio manager. He joined Lazard in 1995 and has a BSBA from the University of Denver.

Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and has over 21 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF LAZARD INTERNATIONAL VALUE FUND
Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.
Main investments – invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the manager believes are undervalued based on their earnings, cash flow or asset values. The fund may invest in American Depositary Receipts and Global Depository Receipts. The fund may also invest in companies in developed countries that are not included in the MSCI EAFE Index.
The fund normally concentrates its investments in a core group of 30-45 issuers. The allocation of the fund’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the fund’s assets primarily in established companies based in developed markets.
The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.
The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Portfolio Manager – Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

John R. Reinsberg is a deputy chairman at Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of

23

ABOUT THE UNDERLYING FUNDS

Lazard’s international equity investment team. Mr. Reinsberg joined Lazard in 1992. He has a BA from the University of Pennsylvania and an MBA from Columbia University.
Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. Mr. Bennett is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. He is a CPA, has a BS from New York University and an MBA from the University of Chicago.
Gabrielle Boyle is a senior managing director and portfolio manager at Lazard and has over 14 years of investment experience. She joined Lazard in 1993. Ms. Boyle is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA from University College, Dublin.
Michael Powers is a managing director of Lazard and has over 15 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. Mr. Powers joined Lazard in 1990. He has a BA from Brown University and an MBA from Long Island University.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF MFS INTERNATIONAL LARGE-CAP FUND
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-cap companies have a market capitalization of $3 billion or more. The fund invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The fund may also purchase securities on a when-issued basis.
The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the fund expects to invest in at least three different countries.
A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.
The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows and a recurring revenue stream; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.
The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use

24

foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Portfolio Manager – MFS Investment Management (MFS)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

David R. Mannheim is a senior vice president at MFS. Mr. Mannheim has been employed in the investment management area of MFS since 1988.
Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF NB FASCIANO SMALL EQUITY FUND
(formerly called Aggressive Growth)
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the fund first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The fund manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.
In choosing companies that the manager believes are likely to achieve the fund’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.
The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.
The fund may also engage in short sales against the box, as long as no more than 15% of the fund’s net assets would be subject to such short sales at any time.
The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the fund’s investment goal.
Portfolio Manager – Neuberger Berman Management Inc. (Neuberger Berman).
The following individual is primarily responsible for the day-to-day management of the fund.

Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988

25

ABOUT THE UNDERLYING FUNDS

to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.
With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF OPPENHEIMER MAIN STREET® CORE FUND
Investment goal – seeks long-term growth of capital and income.
Main investments – invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the fund manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.
In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct fund emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The fund is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.
The fund invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the fund may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.
The fund may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.
Portfolio Manager – OppenheimerFunds, Inc. (Oppenheimer).
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Nikolaos D. Monoyios, CFA, is a senior vice president of Oppenheimer and has been a member of the fund’s management team since 2003. He joined Oppenheimer in 1998.

Marc Reinganum is a vice president of Oppenheimer and has been a member of the fund’s management team since 2003. He is also a director of quantitative research and a fund strategist for equities at Oppenheimer. Dr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (SMU) from 1995 through 2003. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the board of trustee investment committee.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

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PF OPPENHEIMER EMERGING MARKETS FUND
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This fund may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The fund principally invests in common stock and other equity securities.
The fund manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.
In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.
The fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.
The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.
Portfolio Manager – OppenheimerFunds, Inc. (Oppenheimer).
The following individual is primarily responsible for the day-to-day management of the fund.

Mark Madden, CFA, is a vice president of Oppenheimer. Prior to joining Oppenheimer in August 2004, he was the managing director of the Global Emerging Markets Team at Pioneer Investment Management, Inc. from November 2000 – July 2004 and Senior Vice President and Portfolio Manager from December 1998 – October 2000.
With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

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ABOUT THE UNDERLYING FUNDS

PF PIMCO MANAGED BOND FUND
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally: fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The manager may also invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including American Depositary Receipts. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the fund should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.
Portfolio Manager – Pacific Investment Management Company LLC (PIMCO).

Pasi Hamalainen, managing director, generalist portfolio manager, member of PIMCO’s investment committee and head of risk oversight, joined PIMCO in 1994. He is responsible for the day-to-day management of the fund’s assets. Mr. Hamalainen has 11 years of investment experience and has a BS

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from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.
William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. He heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the fund. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. He has an MBA from UCLA Graduate School of Business.
With respect to Mr. Hamalainen, the portfolio manager, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF PIMCO INFLATION MANAGED FUND
Investment goal – seeks to maximize total return consistent with prudent investment management.
Main investments – invests its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the fund’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.
Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The fund may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The fund may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

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ABOUT THE UNDERLYING FUNDS

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.
The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.
The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.
Portfolio Manager – Pacific Investment Management Company LLC (PIMCO)
The following individual is primarily responsible for the day-to-day management of the fund.

John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. He has 18 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a BS from Columbia College and an MBA from the MIT Sloan School of Management.
With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF PACIFIC LIFE MONEY MARKET FUND
Investment goal – seeks current income consistent with preservation of capital.
Main investments – invests in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality. An investment in the fund is not a bank deposit, and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund is managed to maintain a stable net asset value (NAV) of $1.00 per share, it’s possible to lose money by investing in the fund.
Portfolio Manager – Pacific Life Insurance Company (Pacific Life)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Dale W. Patrick is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1985. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1996 and has been with Pacific Life’s portfolio management group since 1998. He co-manages another money market fund, Pacific Life’s portfolios of publicly traded bonds and credit derivative investments for Pacific Life and its subsidiaries. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

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With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
Investment goal – seeks long-term growth of capital; current income is of secondary importance.
Main investments – invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the fund may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.
The management team looks for companies that are undervalued and expected to grow. Undervalued companies are those the team believes may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.
In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.
The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The fund may invest in fixed income securities for current income. The fund may also invest up to 20% of its assets in foreign securities.
Portfolio Manager – Salomon Brothers Asset Management Inc (Salomon Brothers)
The following individuals are primarily responsible for the day-to-day management of the fund.

Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.
Robert Feitler is a director of Salomon Brothers. He joined Salomon Brothers in 1995 and has over 10 years of investment experience. Mr. Feitler has a BA in Economics from Haverford College and an MBA in Finance from University of Wisconsin.
Mr. McAllister and Mr. Feitler are supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

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ABOUT THE UNDERLYING FUNDS

PF VAN KAMPEN COMSTOCK FUND
Investment goal – seeks long-term growth of capital.
Main investments – invests its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Fund securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.
The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks. The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The fund may also invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.
Portfolio Manager – Van Kampen
The fund is managed by Van Kampen’s Multi-Cap Value Team. The following individuals are primarily responsible for the day-to-day management of the fund.

B. Robert Baker, Jr., managing director, is the lead portfolio manager. He joined Van Kampen in 1991.
Jason S. Leder, managing director, is a co-portfolio manager. He joined Van Kampen in 1995.
Kevin C. Holt, managing director, is a co-portfolio manager. He joined Van Kampen in 1999.
All portfolio managers who work on the fund are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.
They are assisted by other members of Van Kampen’s Multi-Cap Value Team. Members of the team may change from time to time.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF VAN KAMPEN MID-CAP GROWTH FUND
Investment goal – seeks long-term growth of capital.
Main investments – invests under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the Index. As of May 31, 2005, the market capitalization range of the Russell Midcap Growth Index was approximately between $552 million and $39.1 billion. Companies whose market capitalization falls outside the range of the index after purchase continue to be considered medium capitalization companies for purposes of the fund’s 80% investment policy.
The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings

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and cash flow growth. The manager generally considers selling a fund holding when it determines that the holding no longer satisfies its investment criteria.
The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund, protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund may also purchase securities on a when issued or delayed delivery basis. The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.
Portfolio Manager – Van Kampen
The fund is managed by Van Kampen’s U.S. Growth Team. The following individuals are jointly and primarily responsible for the day-to-day management of the fund.

Dennis P. Lynch, managing director, is the lead portfolio manager. He joined Van Kampen in 1998.
David S. Cohen, managing director, is a co-portfolio manager. He joined Van Kampen in 1993.
Sam Chainani, executive director, is a co-portfolio manager. He joined Van Kampen in 1996.
They are assisted by other members of Van Kampen’s U.S. Growth Team. Members of the team may change from time to time.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.
PF VAN KAMPEN REAL ESTATE FUND
Investment goal – seeks current income and long-term capital appreciation.
Main investments – invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The fund may invest up to 10% of its assets in foreign investments.
Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real-estate interests or loans. The fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.
The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation or overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.
The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.
Portfolio Manager – Van Kampen
The fund is managed by Van Kampen’s Real Estate Team.

Theodore R. Bigman, a managing director of Van Kampen, is the lead portfolio manager and is primarily responsible for the day-to-day management of the fund. He joined Van Kampen in 1995 and has 18 years of investment experience. Mr. Bigman has a BA from Brandeis University and an MBA from Harvard Business School.

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ABOUT THE UNDERLYING FUNDS

The primary research analysts for the fund are listed below:

Stuart B. Seeley is an executive director of Van Kampen.
James A. Cowan is a vice president of Van Kampen.
David Smetana, CPA, is a vice president of Van Kampen.
Bill “B.J.” Grant is an associate of Van Kampen.
Christina Chiu is an associate of Van Kampen.
The Real Estate Team determines the investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors. As the lead portfolio manager, Mr. Bigman has ultimate responsibility for the strategy and is the final arbiter on decisions. Members of the team may change from time to time.
With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

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HOW TO INVEST IN CLASS R SHARES
Pacific Funds offers Class A, B, C, and R shares of the Portfolio Optimization Funds. Only R shares are offered in this prospectus. Each class is subject to different expenses and sales charges. However, plan participants may only purchase classes of shares that are available through their employer-sponsored plan.
PURCHASE, EXCHANGE AND SALE OF SHARES
Participants in retirement plans must contact their plan’s administrator to purchase, redeem, or exchange shares. The plan administrator can provide employees with detailed information on how to participate in the plan in accordance with the plan’s specific provisions. Plans may require separate applications and their policies and procedures may be different than, and may charge fees in addition to, those described in this prospectus. Participants should contact their employee benefits office or the plan administrator for questions about their specific accounts. Participants should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the participant places an order with the plan administrator and the time the order is forwarded to Pacific Funds’ transfer agent for execution. It is the responsibility of authorized dealers, plan administrators, or other financial institutions to accept and transmit orders received by them so they will be received and processed in a timely manner by Pacific Funds.
Purchasing shares – Class R shares are generally available only to certain employer-sponsored retirement, savings, or benefit plans held in plan level or omnibus accounts. Class R shares are not generally available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts.
Eligible retirement plans may open an account and purchase Class R shares by contacting any authorized dealer or other financial institution (the dealer or other financial institution may impose transaction charges in addition to those described in this prospectus). Class R shares may not be available through all dealers, and other classes of the funds may be available to retirement plans.
Participants should contact their employee benefits office or the plan administrator to determine how to invest in Pacific Funds and/or change the amount contributed to the plan.
Exchanging shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations. Participants can exchange Class R shares of one fund for Class R shares of another fund that is available through the plan. Exchanges are made at NAV. Before an exchange is requested, each fund’s investment objective and policies as described in this prospectus should be considered. All funds may not be available in all retirement plans.
Selling shares – Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations or make redemptions from the plan. Under normal conditions, Pacific Funds will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined NAV per share, but will not release the proceeds until your investment clears. This may take up to 15 days from the investment date. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.
Medallion Signature Guarantees – A Medallion Signature Guarantee may be required:

•	For any redemption request for $50,000 or more.
•	If your address of record has changed within the past 30 days.

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HOW TO INVEST IN CLASS R SHARES

•	If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s).
•	Under other circumstances as determined by the transfer agent.
Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted. Pacific Funds reserves the right to close any Class R shares account and sell the shares within such account, if the account value does not equal or exceed $250,000 at anytime after the first account anniversary.
Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Funds may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.
Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.
Pacific Funds and Pacific Select Distributors, Inc. (PSD), Pacific Funds’ distributor, reserve the right to reject any request to buy shares.
Market timing policies and exchange limitations – Pacific Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted policies and procedures with respect to purchases and redemptions of the funds’ shares. The funds attempt to discourage frequent trading by limiting you to no more than 12 exchanges out of each fund per calendar year. Pacific Funds does not accommodate trading in excess of these limits. These limitations do not apply to transactions by the Portfolio Optimization Funds in the underlying funds. In addition, the funds monitor certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the funds. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the funds’ operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.
Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.
Pacific Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of a fund. Pacific Funds may also restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.
Pacific Funds reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

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The funds are unable to directly monitor the trading activity of beneficial owners of the funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the funds’ transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the funds’ transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.
Omnibus account arrangements enable brokers to aggregate multiple investors’ share ownership positions and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the funds. Accordingly, the ability of the funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or recordkeepers may be able to implement procedures or supply Pacific Funds with information that differs from that normally available to Pacific Funds or its agent(s). In such instances, Pacific Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If Pacific Funds identifies activity that may be indicative of excessive short-term trading activity, Pacific Funds or its designated agent will notify the financial intermediary, recordkeeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that Pacific Funds or the financial intermediary, recordkeeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, Pacific Funds or its designated agent will request the financial intermediary, recordkeeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to those that Pacific Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If Pacific Funds determines that the financial intermediary, recordkeeper or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, Pacific Funds or its agents may terminate the relationship.
Financial Intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, and insurance companies.
Retirement and Benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts (‘IRA‘)
Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the funds’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the funds’ performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the funds’ securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the funds, funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the funds. Pacific Funds has retained a pricing service to assist in the valuation of certain

37

HOW TO INVEST IN CLASS R SHARES

foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.
OTHER FUND INFORMATION
HOW SHARE PRICES ARE CALCULATED
Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds. The assets of each Portfolio Optimization Fund consist primarily of shares of the underlying funds, which are valued at their respective NAVs at the time of computation.
The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share. When you sell shares, you receive the NAV per share. Exchange orders within the funds are also effected at NAV. For any transaction, we will use the next NAV calculated after Pacific Funds or its designee receives a request to buy, sell or exchange shares.
Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern time, although it occasionally closes earlier. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to Pacific Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.
With respect to securities held in the underlying funds, the value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the Pacific Funds’ Board. The underlying funds may value securities at fair value as estimated in good faith under procedures established by the Board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the Board, or otherwise as provided by Pacific Funds’ valuation procedures, which have been determined by the Board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the underlying fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that an underlying fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.

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Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the underlying funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the underlying funds’ NAVs are not calculated on such days. Accordingly, the calculation of the NAV of any fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. As a result, changes in the market value of securities traded on foreign markets may not be reflected in an underlying fund’s NAV on days when the NYSE is closed. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, contact Pacific Funds customer service.
Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.
If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time an underlying fund’s NAV is determined, or if under the Pacific Funds’ procedures the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Funds’ board of trustees. In determining the fair value of securities, Pacific Funds may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that an underlying fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

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OTHER FUND INFORMATION

DISTRIBUTION AND SERVICING ARRANGEMENTS
Pacific Funds has adopted a distribution and service plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, each fund pays annual 12b-1 fees of 0.50%. These fees are reduced by the amount of 12b-1 fees and/or service fees charged by the underlying funds. However, the funds indirectly bear the annual 12b-1 fees and/or service fees charged at the underlying fund level. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges. PSD, the distributor of the Pacific Funds and a broker-dealer and affiliate of Pacific Life, uses this fee, among other things, to compensate broker-dealers (including other Pacific Life affiliates) who engage or support the distribution of the fund’s Class R shares. PSD may also provide reimbursement for other expenses associated with the promotion and sale of fund shares.
In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of fund shares by some but not all broker-dealers. Such additional compensation may give Pacific Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market fund shares.
In addition, Pacific Life and its affiliates may pay amounts from their own resources to compensate or reimburse administrators and other financial intermediaries (including 401(k) and other retirement plan administrators) for administrative and shareholder services provided to plans or plan participants holding shares of Pacific Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining participant account records, and answering participant questions.
The compensation described in this section and in the SAI and other compensation or benefits provided by Pacific Life, PSD or its affiliates may be more or less than the overall compensation on similar or other products and may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available Pacific Funds over other investment options available in the marketplace. You should ask your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of Pacific Funds. Please refer to the SAI for additional details on Distribution and Servicing Arrangements and the differing and divergent interests that they may present.
DIVIDENDS AND DISTRIBUTIONS
The funds, as well as the underlying funds, intend to distribute substantially all of their net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. For the funds, dividends are generally declared and paid annually. All dividend and capital gain distributions for Class R shares of the funds will be automatically reinvested in Class R shares of the same fund.
GENERAL SUMMARY OF TAX CONSEQUENCES
This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult the SAI and your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions.
Generally, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares within such tax-exempt accounts.

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Accordingly, a plan participant whose retirement plan invests in the funds generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
FUND ORGANIZATION
Pacific Funds is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. Each fund, including each underlying fund, intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Funds may discontinue offering shares of any fund, including the underlying funds, at any time or may offer shares of a new fund or underlying fund. If a fund or underlying fund is discontinued, any investment allocation to that fund or underlying fund will be allocated to another fund or underlying fund upon approval of the Board of Trustees, as long as any required regulatory approvals are met.
A discussion regarding the basis for Pacific Funds’ Board of Trustees approving the Investment Advisory Agreement with Pacific Life and the Fund Management Agreements with each of the Managers is available in the Pacific Funds’ annual report for the fiscal year ended March 31, 2005.
LEGAL PROCEEDINGS
Since 2003, numerous participants in the mutual fund industry have been subject to various inquiries and litigation, including, but not limited to, allegations that industry participants have engaged in or facilitated purchases of shares of mutual funds after the market close (late trading) or abusive frequent trading of mutual fund shares for arbitrage purposes (market timing), and have used mutual fund brokerage resources to reward brokers for the sale of mutual fund shares (directed brokerage). As discussed below, some of the managers have been the subject of formal actions or litigation relating to these matters. None of the proceedings or allegations discussed below relates to Pacific Life, Pacific Funds, or any series of Pacific Funds. This discussion is based on information provided or in use by each manager, and has not been independently verified by Pacific Life or Pacific Funds.
AIM is the manager of the PF AIM Blue Chip Fund. AIM is a wholly-owned subsidiary of AMVESCAP PLC. In October 2004, AMVESCAP announced that final settlements had been reached with the SEC and certain state regulators to resolve civil enforcement actions and investigations related to allegations of market timing activity and related issues in certain mutual funds in the AMVESCAP family. In addition to these matters, certain entities in the AMVESCAP family have received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, revenue sharing, directed brokerage arrangements, and investment in securities of other registered investment companies. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against certain entities in the AMVESCAP family relating to certain of these issues.
Janus is the manager of the PF Janus Growth LT Fund. In April 2004, Janus announced agreements in principle with the SEC and certain state regulators related to allegations of market timing and late trading activity in certain mutual funds in the Janus family. In addition to these matters, Janus has received federal and state regulatory inquiries for information related to issues including, but not necessarily limited to, market timing, late trading, disclosure of portfolio holdings, trading by executives in Janus fund shares, revenue sharing, cash and non-cash compensation paid to brokers, trading by Janus investment personnel in portfolio securities owned by certain Janus funds, information provided to the boards of Janus funds in connection with the review and approval of management contracts related to such funds, and distribution and sales arrangements with respect

41

OTHER FUND INFORMATION

to the Janus funds. Multiple lawsuits, including class actions and shareholder derivative suits, have been filed against Janus and certain of its affiliated entities relating to certain of these issues.
MFS is the manager of the PF MFS International Large-Cap Fund. In February 2004, MFS announced settlement agreements with the SEC and certain state regulators related to allegations of market timing activity in certain mutual funds in the MFS family. In March 2004, MFS announced a settlement agreement with the SEC related to allegations that MFS had preferred brokerage arrangements with certain broker-dealers based on their sales of mutual funds in the MFS family. Multiple lawsuits, including class actions, have been filed against MFS and certain of its affiliated entities alleging market timing, late trading, directed brokerage, and excessive compensation.
Oppenheimer is the manager of the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds. Class action and derivative lawsuits have been filed against Oppenheimer and certain of its affiliated companies alleging excessive fees for distribution and other services, improper use of Oppenheimer fund assets in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and related claims.
PIMCO is the manager of the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds. PIMCO and certain of its affiliated entities are the subject of lawsuits, including class actions and derivative claims, alleging certain market timing activity and impermissible revenue sharing activity.
Based on information currently available to it, Pacific Life is not aware of any circumstances that would materially affect the ability of a manager to continue to provide to the Funds the services it has agreed to provide.

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FINANCIAL HIGHLIGHTS
The financial highlights table is designed to help you understand how the funds have performed over the previous two fiscal periods (or since inception, if shorter). Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested. Because Class R shares began being offered on October 1, 2005, historical information is presented for Class A shares. Class R is substantially similar to Class A because both share classes are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.
The information in the financial highlights table for the periods presented is included and can be read in conjunction with Pacific Funds’ financial statements and related notes, which are in Pacific Funds’ annual report dated as of March 31, 2005. The annual financial statements have been audited by Deloitte & Touche LLP independent registered public accounting firm, for the fiscal year ended March 31, 2005. The report of Deloitte & Touche LLP is included in the Pacific Funds’ annual report. Please turn to the back cover to find out how you can obtain a copy of the annual report.

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FINANCIAL HIGHLIGHTS
PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

														Ratios of
														Net
													Ratios of	Investment
													Expenses	Income	Ratios of Net
												Ratios of	Before	After	Investment
		Net Asset		Net								Expenses	Expense	Expense	Loss Before
		Value,		Realized		Dividends			Net Asset		Net Assets,	After Expense	Reductions	Reductions	Expense
		Beginning	Net	and	Total from	from Net	Distributions		Value, End		End of Year	Reductions to	to Average	to Average	Reductions to		Portfolio
		of Year or	Investment	Unrealized	Investment	Investment	from Capital	Total	of Year or	Total	or Period (in	Average Net	Net	Net	Average Net		Turnover
		Period	Income	Gain	Operations	Income	Gains	Distributions	Period	Returns (1)	thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Assets (2), (3)		Rates

PF Portfolio Optimization Model A
Class A:	4/1/2004- 3/31/2005 (4)	$10.15	$0.13	$0.05	$0.18	($0.13)	($0.02)	($0.15)	$10.18	1.74%	$8,262	0.00%	1.85%	1.29%	(0.56%	)	20.21%
	12/31/2003- 3/31/2004 (4)	10.00	0.02	0.13	0.15	—	—	—	10.15	1.50%	1,957	0.00%	4.00%	0.61%	(3.39%	)	9.38%

PF Portfolio Optimization Model B
Class A:	4/1/2004- 3/31/2005 (4)	$10.14	$0.11	$0.22	$0.33	($0.12)	($0.02)	($0.14)	$10.33	3.28%	$19,664	0.00%	1.24%	1.05%	(0.19%	)	7.82%
	12/31/2003- 3/31/2004 (4)	10.00	0.01	0.13	0.14	—	—	—	10.14	1.40%	5,197	0.00%	2.36%	0.46%	(1.90%	)	2.81%

PF Portfolio Optimization Model C
Class A:	4/1/2004- 3/31/2005 (4)	$10.14	$0.08	$0.43	$0.51	($0.09)	($0.02)	($0.11)	$10.54	5.09%	$53,783	0.00%	0.91%	0.82%	(0.09%	)	5.78%
	12/31/2003- 3/31/2004 (4)	10.00	0.01	0.13	0.14	—	—	—	10.14	1.40%	12,743	0.00%	1.81%	0.36%	(1.45%	)	0.86%

PF Portfolio Optimization Model D
Class A:	4/1/2004- 3/31/2005 (4)	$10.11	$0.05	$0.58	$0.63	($0.06)	($0.02)	($0.08)	$10.66	6.26%	$43,986	0.00%	0.93%	0.52%	(0.41%	)	10.16%
	12/31/2003- 3/31/2004 (4)	10.00	0.01	0.10	0.11	—	—	—	10.11	1.10%	13,362	0.00%	1.97%	0.22%	(1.75%	)	0.68%

PF Portfolio Optimization Model E
Class A:	4/1/2004- 3/31/2005 (4)	$10.08	$0.02	$0.70	$0.72	($0.02)	($0.03)	($0.05)	$10.75	7.17%	$18,244	0.00%	1.25%	0.23%	(1.02%	)	22.37%
	12/31/2003- 3/31/2004 (4)	10.00	—	0.08	0.08	—	—	—	10.08	0.80%	8,187	0.00%	2.02%	0.09%	(1.93%	)	0.00%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Class A.

(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.

(3)	The ratios are annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the average shares method.

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WHERE TO GO FOR MORE INFORMATION
This prospectus is intended for use in connection with a defined contribution plan.
You’ll find more information about the funds in the following documents:

•	Annual, semi-annual and quarterly reports – Pacific Funds’ annual report lists the holdings of the funds (or a summary of holdings), describes fund performance, includes audited financial statements, and tells you how investment strategies and fund performance have responded to recent market conditions and economic trends. The funds’ semi-annual report lists the holdings of the funds (or a summary of the holdings) and includes unaudited financial statements. The funds’ quarterly reports provide a list of each fund’s holdings.
•	Statement of Additional Information (SAI) – The SAI contains detailed information about each fund’s investments, strategies and risks, and a full description of Pacific Funds’ policies and procedures regarding the selective disclosure of fund holdings, and is considered to be part of this prospectus because it is incorporated by reference.
These documents, once filed, are available on Pacific Funds’ website at the address listed below. You may also call or write Pacific Funds for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information.
Pacific Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain funds, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Pacific Funds’ prospectus information section, under “Additional Pacific Funds Information.”
Contact Pacific Funds by:
Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Funds, 101 Sabin Street, Pawtucket, RI 02860
Phone: 1-800-722-2333
Internet: www.PacificLife.com
Contact the SEC by:
Regular mail: SEC Public Reference Section, Washington, D.C. 20549-0102
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Internet: Visit the EDGAR database at: www.sec.gov
Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.
SEC file number 811-10385

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2005, as amended and restated October 1, 2005.

      Pacific Funds is an open-end investment management company currently offering 21 investment funds (each, a “Fund”). The following are classified as diversified: PF AIM Blue Chip Fund; PF Goldman Sachs Short Duration Bond Fund; PF Janus Growth LT Fund; PF Lazard Mid-Cap Value Fund; PF Lazard International Value Fund; PF MFS International Large-Cap Fund; PF NB Fasciano Small Equity Fund; PF Oppenheimer Main Street® Core Fund,* PF Oppenheimer Emerging Markets Fund;* PF PIMCO Managed Bond Fund; PF PIMCO Inflation Managed Fund; PF Pacific Life Money Market Fund; and PF Salomon Brothers Large-Cap Value Fund. The following are classified as non-diversified: PF Portfolio Optimization Model A; PF Portfolio Optimization Model B; PF Portfolio Optimization Model C; PF Portfolio Optimization Model D; and PF Portfolio Optimization Model E (collectively referred to as the “Portfolio Optimization Funds”); PF Van Kampen Comstock Fund; PF Van Kampen Mid-Cap Growth Fund; and PF Van Kampen Real Estate Fund. Pacific Life Insurance Company is the Investment Adviser (Adviser) to Pacific Funds.

      This Statement of Additional Information (SAI) relates to Classes A, B, C, and R shares, as applicable, and is intended to supplement the information provided in the Class A, B, and C shares Prospectus dated July 1, 2005, as amended and restated October 1, 2005 and any supplements thereto, and the Class R shares Prospectus dated October 1, 2005 and any supplements thereto, (together the Prospectus) and has been filed with the Securities and Exchange Commission (SEC) as part of the Pacific Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Pacific Funds’ Prospectuses and retained for future reference. The contents of this SAI are incorporated by reference into the Pacific Funds Prospectuses. A copy of either Prospectus may be obtained free of charge from an authorized dealer or by writing to Pacific Funds at the address listed below. A copy of the Class A, B, and C shares Prospectus may also be obtained from the website listed below.

*This Fund is only available for investment by the Portfolio Optimization Funds.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660

Fund information:

Pacific Funds

P.O. Box 9768
Providence, RI 02940-9768
1-800-722-2333
Internet: www.PacificLife.com

i

ii

iii

INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted unless otherwise specified, are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The Portfolio Optimization Funds normally invest all of their assets in class A shares of other Pacific Funds, as described in the Prospectus. The Pacific Funds, other than the Portfolio Optimization Funds, may be referred to herein as the “Underlying Funds.”

      Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Adviser or Fund Manager (the Manager) reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. government securities (see description within this SAI, hereinafter referred to as U.S. Government Securities) and short-term debt instruments. Net assets are assets in each Fund, minus any liabilities.

      Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to broker/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF AIM Blue Chip Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. Government Securities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, its agencies or instrumentalities, up to 10% of its assets in convertible securities, although the Fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investor’s Service, Inc. (Moody’s) or BB or lower by Standard and Poor’s Rating Services (S&P), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

      The Fund may borrow from banks and broker/ dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

PF Goldman Sachs Short Duration Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: adjustable rate mortgage loans (ARMs) and real estate mortgage investment conduits (REMICs); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (PIKs) bonds; variable and floating rate securities; and when issued or delayed delivery securities. At time of purchase, the debt securities in which the Fund may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Fund may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PF Janus Growth LT Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. Government Securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. In addition, the Fund may purchase ADRs, EDRs, and Global Depositary Receipts (GDRs), and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard Mid-Cap Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including

U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Fund may borrow for investment purposes (leveraging) to the extent permitted under the Investment Company Act of 1940 as amended (1940 Act), which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Fund may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Fund may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Fund may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Fund may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Fund has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Fund already owns. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also invest in equity REITs.

PF Lazard International Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. Government Securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

      The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

      The Fund may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or higher by Moody’s or BBB or higher by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS International Large-Cap Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. Government Securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund)

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small-capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose of which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Fund Manager, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

      In pursuing its investment objectives, the Fund may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Fund may also purchase and sell stock index futures contracts and options thereon. The Fund may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in short sales against the box, as long as no more than 15% of the Fund’s net assets would be subject to such short sales at any time.

PF Oppenheimer Main Street® Core Fund

This fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PF Oppenheimer Emerging Markets Fund

This fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies.

      The Fund may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Fund may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. Derivatives could increase a Fund’s volatility and reduce returns.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Managed Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities including CMOs and mortgage-backed bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or higher by Moody’s or BBB or higher by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

      Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF PIMCO Inflation Managed Fund

      In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Fund may invest in: debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or higher by Moody’s or B or higher by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Ba to B by Moody’s or BB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in: mortgage-related securities, including CMOs and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

PF Pacific Life Money Market Fund

      The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (NRSROs) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government Securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Salomon Brothers Large-Cap Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. Government Securities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The fund may engage in short sales against the box.

      The Fund may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

PF Van Kampen Comstock Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Van Kampen Mid-Cap Growth Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. Government Securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

      The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

PF Van Kampen Real Estate Fund

      The Fund is classified as a non-diversified fund.

      For purposes of the Fund’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and intentional agencies. The Fund may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Fund may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the PF Van Kampen Real Estate Fund’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and real estate investment trusts (REITs), the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Diversification Versus Non-Diversification

      Each Fund, other than the Portfolio Optimization Funds, PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the PF Van Kampen Real Estate Fund, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) it would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. Government Securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. Government Securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each non-diversified Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested.

      The Portfolio Optimization Funds, PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and the PF Van Kampen Real Estate Fund are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the Taxation section). Because non-diversified Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

      All Funds may invest in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

      However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

      Real Estate Investment Trusts (REITs) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Concentration Policy”.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or GNMAs); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (FHA), or guaranteed by the Department of Veterans Affairs (VA). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from

FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-

related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (PAC). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (REMIC) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (CDOs), which includes collateralized bond obligations (CBOs), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

      Equity-Linked, Debt Linked, and Index-Linked Securities. Equity-linked, debt linked, and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt linked, or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

      A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (FDIC); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (SAIF); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

      A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

      Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see Investment Restrictions). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

      Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in Additional Investment Policies of Pacific Funds. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PF Pacific Life Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (fixed-income component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

      A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

      A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      A Fund, except for the PF Lazard International Value Fund and the PF Lazard Mid-Cap Value Fund, will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price —

and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

      For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government Securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Although Pacific Funds has authorized PFPC, Inc. (PFPC) to engage in securities lending, as of the date of this SAI it does not presently do so. In determining whether to lend securities, PFPC would consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

      A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government Securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PF Pacific Life Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      American Depositary Receipts (ADRs) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (EDRs) and global Depositary Receipts (GDRs) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States,

Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds are not considered U.S. Government Securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      Except with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

      When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

      If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

      A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A

Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

      In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Fund may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by a Fund, or, if a Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated cash, U.S. Government Securities or liquid securities marked-to-market daily. A put is secured if a Fund maintains cash, U.S. Government Securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

      Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government Securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (UITs). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

      Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (PDRs) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depository Receipts (SPDRs), Optimized Funds as Listed Securities (OPALS), Dow Jones Industrial Average Instruments (“Diamonds”), Nasdaq 100 tracking shares (QQQ) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock

Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-SharesTM. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

      A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Fund must segregate cash, U.S. Government Securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or

(3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

      A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

      The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. Government Securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

      Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

      Risks of Swap Agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (index warrants). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

      Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Fund’s investment goal, as set forth in the Prospectus and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

      (i) except for the PF Van Kampen Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction does not apply to the PF Van Kampen Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate.

      (ii) with respect to 75% of its total assets (except in the case of the Portfolio Optimization Funds, PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the PF Van Kampen Real Estate Fund), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

      (v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

      The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

Nonfundamental Investment Restrictions

      Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the PF Lazard Mid-Cap Value, PF Lazard International Value, PF MFS International Large-Cap, PF PIMCO Managed Bond, PF PIMCO Inflation Managed, and PF Van Kampen Mid-Cap Growth Funds; or sell short against the box, except the PF AIM Blue Chip, PF Goldman Sachs Short Duration Bond, PF Lazard Mid-Cap Value, PF Lazard International Value, PF MFS International Large-Cap, PF NB Fasciano Small Equity (formerly called Aggressive Growth), PF PIMCO Managed Bond, PF PIMCO Inflation Managed, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock, and PF Van Kampen Mid-Cap Growth Funds;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF AIM Blue Chip, PF NB Fasciano Small Equity (formerly called Aggressive Growth), PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds;

      (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;
      (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts;

      (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change; and

      (vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

      In addition, the following restrictions apply to the Funds as stated below:

      (i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

      (ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. The investment limitations set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF PACIFIC FUNDS

      Pacific Funds was organized as a Delaware statutory trust on May 21, 2001, and currently consists of twenty-one separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

      The business and affairs of Pacific Funds are managed under the direction of the Board of Trustees under Pacific Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons,” because of their positions with Pacific Life. The trustees and officers of Pacific Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below:

Interested Persons

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	55

Glenn S. Schafer Year of birth 1949	President and Trustee since 2001	Vice Chairman (4/05 to present), President (1/95 to 4/05) and Director of Pacific Life, Pacific Life & Annuity Company, Pacific Mutual Holding Company and Pacific LifeCorp and President and Director to other subsidiaries and affiliates of Pacific Life; President (2/99 to present) and Trustee (1/05 to present) of Pacific Select Fund; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems); Director of Asset Management Finance Corp.; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	55

***	Effective 9/30/05 Glen. S. Schafer resigned as President and interested person.

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

James T. Morris Year of birth 1960	Executive Vice President since 6/08/05	Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (4/96 to 1/02), Vice President (4/90 to 4/96) of Pacific Life Insurance Company; Executive Vice President (6/05 to present) of Pacific Select Fund; Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and Executive Vice President and Chief Insurance Officer (7/05 to present) of Pacific Mutual Holding Company and Pacific LifeCorp.	55

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 2001	Vice President and Treasurer (12/98 to present) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.	55

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 2001	Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel (11/93 to present) of Pacific Life; Assistant Vice President (8/99 to 4/04) of Pacific Life & Annuity Company; Vice President and General Counsel of Pacific Select Fund (4/05 to Present).	55

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, and (6/04 to present) Pacific Select Fund.	55

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) of Pacific Life; Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	55

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Katayoun Mobedshahi Year of birth 1972	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel (2/05 to present) of Pacific Life; Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund; Associate (5/03 to 2/05), Stradley Ronon Stevens & Young, LLP; Senior Counsel (4/01 to 5/03), Securities & Exchange Commission; Associate General Counsel (10/98 to 4/01), North American Securities Administrators Association (NASAA).	55

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 2001	Vice President, (4/97 to present) of Pacific Life; Vice President (8/99 to present) of Pacific Life & Annuity Company; and Vice President and Assistant Secretary (7/87 to present) of Pacific Select Fund.	55

Audrey L. Milfs Year of birth 1945	Secretary since 2001	Director, Vice President and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Select Fund.	55

Independent Trustees

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee of Pacific Select Fund; a Director of Trustmark Insurance Company; Former Executive Vice President and Chief Financial Officer of Zurich Life (2003); Former Director of Zurich Life Companies; Former member, Board of Governors, of Cranbrook Schools.	55

Lucie H. Moore Year of birth 1956	Trustee since 2001	Trustee of Pacific Select Fund; Chairman of the Development Committee of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	55

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Richard L. Nelson Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	55

Lyman W. Porter Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	55

Alan Richards Year of birth 1930	Trustee since 2001	Trustee of Pacific Select Fund; Chairman and Co-owner of NETirement.com, Inc. (Retirement Planning Software); Chairman and Co-owner of IBIS Capital, LLC (Financial); Member of the Advisory Board of Lease & Financial International Inc. (Insurance); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial); and former Chairman and CEO (1986) of E.F. Hutton Life Insurance Company.	55

Nooruddin S. (Rudy) Veerjee Year of birth 1958	Trustee since 09/13/05	Trustee of Pacific Select Fund; Private Investor; Formerly President of Transamerica Insurance and Investment Group (2000); Former president of Transamerica Asset Management (1997); Former Chairman and Chief Executive Officer (2000) of Transamerica Premier Funds (Mutual Fund); former Director of various Transamerica Life Companies (2000).	55

Number
of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee of Pacific Select Fund; Certified Public Accountant; Retired Audit Partner (2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing).	55

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. It is anticipated that three of the Independent Trustees, Messrs. Nelson, Porter, and Richards, will resign on or before December 31, 2005 pursuant to the Funds’ retirement policy.

**	As of October 1, 2005, the “Fund Complex” consisted of Pacific Select Fund (34 portfolios) and Pacific Funds (21 funds).

***	Effective 9/30/05 Glen S. Schafer resigned as President and interested person.

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of Pacific Funds. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

      The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of Pacific Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met two times during the fiscal year ended March 31, 2005.

      The members of the Policy Committee include each Independent Trustee of Pacific Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Pacific Fund’s Board of Trustees for their review and/or consideration for approval at the Pacific Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended March 31, 2005.

      The members of the Nominating Committee include each Independent Trustee of Pacific Funds. The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Funds. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2005.

      The members of the Valuation Committee consist of any two or more Trustees, at least one of which is an Independent Trustee of Pacific Funds. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2005.

Equity Ownership of Trustees

      As of December 31, 2004, the trustees as a group beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee[5]	Dollar Range of Equity Securities in Pacific Funds[1]	the Family of Investment Companies[2]

Glenn S. Schafer[3]	None	Over $100,000

Thomas C. Sutton[3]	None	Over $100,000

Frederick L. Blackmon	None	None

Lucie H. Moore	None	None

Richard L. Nelson	$1 – $10,000 PF Lazard International Value Fund PF MFS International Large-Cap Fund PF Salomon Brothers Large-Cap Value Fund	$10,001 – $50,000

Lyman W. Porter	None	$10,001 – $50,000
Alan Richards	$1 – $10,000[4] PF AIM Aggressive Growth Fund PF MFS International Large-Cap Fund PF Salomon Brothers Large-Cap Value Fund PS Van Kampen Comstock Fund Over $100,000 PF PIMCO Inflation Managed Fund	Over $100,000

Nooruddin S. (Rudy) Veerjee	None	None

G. Thomas Willis	None	None

[1]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2004, which track the performance of the funds of Pacific Funds as noted below: Lucie H. Moore — Over $100,000; Richard L. Nelson — Over $100,000; Lyman W. Porter — Over $100,000; Alan Richards — $50,001-$100,000.

[2]	The family of investment companies includes Pacific Select Fund and Pacific Funds.

[3]	Interested Person of the Fund because of position with Pacific Life.

[4]	Investments as of 12/31/04 in any funds that are no longer in Pacific Funds are not presented.

[5]	Effective 9/30/05 Glenn S. Schafer resigned as president and interested person.

Retirement Policy for Independent Trustees

      The trustees have adopted a retirement policy for the Independent Trustees of the Fund.

      A trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is an Independent Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Independent Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

      Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by Pacific Funds or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either (1) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if (i) such election is made more than 12 months prior to the date such account would otherwise be paid; and (ii) the revised date of payment selected is no earlier than 5 years after the date such account would otherwise have been paid.

Compensation

      The following table shows the compensation paid to the Pacific Funds’ Independent Trustees:

		Pension or		Total
	Aggregate	Retirement Benefits		Compensation
	Compensation	Accrued as Part of	Estimated Annual	from Fund
	from	Pacific Funds’	Benefits Upon	Complex Paid
Name[1]	Pacific Funds	Expenses	Retirement	to Trustees[2]

Lucie H. Moore	$23,000	$0	$0	$118,000
Richard L. Nelson	$24,500	$0	$0	$123,500
Lyman W. Porter	$24,000	$0	$0	$24,000
Alan Richards[3]	$25,000	$0	$0	$57,500
G. Thomas Willis	$23,500	$0	$0	$118,500

[1]	The information in this chart for Pacific Select Fund and Pacific Funds is as of December 31, 2004 and March 31, 2005, respectively, and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee, who became Independent Trustees of Pacific Select Fund effective January 1, 2005 and Pacific Funds effective September 13, 2005.

[2]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2004 and March 31, 2005, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[3]	Mr. Richards elected to defer $17,500 of this amount.

Investment Adviser

      Pacific Life Insurance Company (“Pacific Life” or the “Adviser”) serves as Investment Adviser to the Pacific Funds pursuant to the Advisory Contract between Pacific Life and Pacific Funds.

      Along with subsidiaries and affiliates, Pacific Life provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses, and pension plans a variety of investment products and services. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of Pacific Mutual Holding Company and on other matters and certain rights upon liquidation or dissolutions of Pacific Mutual Holding Company.

      Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of Pacific Funds by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on December 10, 2004. The Advisory Contract will continue in effect until December 31, 2005, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract and the Fund Management Agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001 and has been amended from time to time for, among other purposes, adding or removing series from the Fund. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      Pacific Funds pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF AIM Blue Chip and PF Van Kampen Comstock Funds, the Fund pays 0.95% of the average daily net assets of each of the Funds. For the PF NB Fasciano Small Equity (formerly called Aggressive Growth), and the PF Oppenheimer Emerging Markets Funds, the Fund pays 1.00% of the average daily net assets of each of the Funds. For the PF MFS International Large-Cap Fund, the Fund pays 1.05% of the average daily net assets of the Fund. For the PF Van Kampen Real Estate Fund, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Salomon Brothers Large-Cap Value, PF Lazard Mid-Cap Value, and PF Lazard International Value Funds, the Fund pays 0.85% of the average daily net assets of each of the Funds. For the PF Van Kampen Mid-Cap Growth Fund, the Fund pays 0.90% of the average daily net assets of the Fund. For the PF Janus Growth LT Fund, the Fund pays 0.75% of the average daily net assets of the Fund. For the PF Oppenheimer Main Street Core Fund, the Fund pays 0.65% of the average daily net assets of the Fund. For the PF Goldman Sachs Short Duration Bond, the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds, the Fund pays 0.60% of the average daily net assets of each of the Funds. For the PF Pacific Life Money Market Fund, the Fund pays 0.40% of the first $250 million of the average daily net assets of the Fund, 0.35% of the next $250 million of the average daily net assets of the Fund, and 0.30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly. The Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

Advisory Fees Paid or Owed to Pacific Life for the Fiscal Year End:

	3/31/05	3/31/04	3/31/03
	Fees Paid	Fees Paid	Fees Paid
Fund	or Owed*	or Owed*	or Owed*

PF Portfolio Optimization Model A**	N/A	N/A	N/A
PF Portfolio Optimization Model B**	N/A	N/A	N/A
PF Portfolio Optimization Model C**	N/A	N/A	N/A
PF Portfolio Optimization Model D**	N/A	N/A	N/A
PF Portfolio Optimization Model E**	N/A	N/A	N/A
PF AIM Blue Chip	$351,269	$140,161	$89,824
PF Goldman Sachs Short Duration Bond	143,818	15,645	N/A
PF Janus Growth LT	121,347	73,879	58,785
PF Lazard Mid-Cap Value	35,822	N/A	N/A
PF Lazard International Value	296,895	131,889	71,029
PF MFS International Large-Cap	265,523	88,193	61,260
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	99,543	72,962	59,122
PF Oppenheimer Main Street Core	N/A	N/A	N/A
PF Oppenheimer Emerging Markets	N/A	N/A	N/A
PF PIMCO Managed Bond	206,465	140,276	170,595
PF PIMCO Inflation Managed	185,409	83,980	8,709
PF Pacific Life Money Market	77,476	66,098	81,879
PF Salomon Brothers Large-Cap Value	338,817	175,217	138,868
PF Van Kampen Comstock	170,146	79,324	64,958
PF Van Kampen Mid-Cap Growth	278,344	111,135	70,649
PF Van Kampen Real Estate	27,674	N/A	N/A

*	The Pacific Funds did not begin operations until October 1, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and the PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

**	The Portfolio Optimization Funds did not begin operations until December 31, 2003. However, the Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

      Pacific Funds (including the Portfolio Optimization Funds) will also compensate the Adviser at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management and compliance program.

      During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and Pacific Funds, and such expenses as are assumed by a sub-adviser under a Fund Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for Pacific Funds; expenses of maintaining the Funds’ legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Funds who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see Other Information — Administrative Services below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

      To help limit expenses with respect to the Funds, Pacific Life has contractually agreed to reduce all or part of its investment advisory fees, or administrative fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.45% for the remaining funds, through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, each Fund will incur the sum of the total annual operating expenses applicable to the Fund.

      Each Portfolio Optimization Fund (and its shareholders) will, however, indirectly bear their proportionate share of the expenses of the Underlying Funds in which they invest, including, but not limited to, investment advisory fees, administrative fees, 12b-1 fees, non 12b-1 service fees, and other expenses.

      Pacific Life reimbursements for the fiscal years ended 3/31/05, 3/31/04, and 3/31/03 were as follows:

Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A	$227,677	$36,837	N/A
PF Portfolio Optimization Model B	355,811	54,940	N/A
PF Portfolio Optimization Model C	679,146	103,852	N/A
PF Portfolio Optimization Model D	629,641	110,532	N/A
PF Portfolio Optimization Model E	369,133	62,617	N/A
PF AIM Blue Chip	172,805	180,256	$192,697
PF Goldman Sachs Short Duration Bond	189,312	30,535	N/A
PF Janus Growth LT	136,338	148,424	181,111
PF Lazard Mid-Cap Value	58,835	N/A	N/A
PF Lazard International Value	226,073	163,749	174,426
PF MFS International Large-Cap	340,780	320,872	391,365
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	142,612	116,454	137,076
PF Oppenheimer Main Street Core	N/A	N/A	N/A
PF Oppenheimer Emerging Markets	N/A	N/A	N/A
PF PIMCO Managed Bond	229,552	306,150	360,805
PF PIMCO Inflation Managed	150,852	164,752	35,513
PF Pacific Life Money Market**	213,591	261,193	291,629
PF Salomon Brothers Large-Cap Value	189,257	192,635	187,014
PF Van Kampen Comstock	142,219	140,698	134,554
PF Van Kampen Mid-Cap Growth	179,956	177,748	193,070
PF Van Kampen Real Estate	38,207	N/A	N/A

*	The Pacific Funds did not begin operations until October 1, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

**	The distributor, Pacific Select Distributors, Inc., voluntarily waived $922 and $1,882 of PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 distribution and service fees for the fiscal year ended March 31, 2005. The total amount waived by the distributor was $10,234 for the fiscal year ended March 31, 2004 and $732 for the fiscal year ended March 31, 2003. In June of 2005, the distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005. The distributor waived its 12b-1 fees for Classes A, B, and C from April 15, 2005 through June 30, 2005.

Other Expenses of Pacific Funds

      Pacific Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, audit fees, transfer agency out of pocket fees, administrative expenses, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds’ legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

      Pacific Life directly manages the PF Pacific Life Money Market Fund and the Portfolio Optimization Funds. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Fund Management Agreements, the terms of which are discussed below.

      Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Fund Management Agreements and enter into new Fund Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Fund Management Agreement or interested persons of any such party, without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Fund Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

      Pursuant to a Fund Management Agreement as amended among Pacific Funds, the Adviser, and AIM Capital Management, Inc. (AIM), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Manager and provides investment advisory services to the PF AIM Blue Chip Fund. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund according to the following schedule:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PF AIM Blue Chip Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund according to the following schedule:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PF AIM Blue Chip Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund according to the following schedule:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

      AIM was founded in 1986 and together with its affiliates manages over $131 billion as of March 31, 2005. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $375 billion in assets worldwide as of March 31, 2005. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to AIM for the PF AIM Blue Chip Fund for the fiscal year ended March 31, 2005 were $156,068.99, for 2004 were $65,940.65, and for 2003 were $51,408.94.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Goldman Sachs Asset Management, L.P. (Goldman Sachs), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Manager and provides investment advisory services to the PF Goldman Sachs Short Duration Bond Fund. For the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on the annual percentage of the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund according to the following fee schedule:

PF Goldman Sachs Short Duration Bond Fund

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      When determining the break point rate, the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund and the Short Duration Bond Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to Goldman Sachs for the PF Goldman Sachs Short Duration Bond Fund for the fiscal year ended March 31, 2005 were $26,202.17, and for 2004 were $3,202.09. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2005, GSAM, along with other units of the IMD, had assets under management of $462.9 billion.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC (Janus), 151 Detroit Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Growth LT Fund. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period May 1, 2002 through April 30, 2005, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $132.2 billion in assets under management as of March 31, 2005. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2005 were $68,378.82, for 2004 were $42,171.35, and for 2003 were $33,986.77 for the PF Janus Growth LT Fund.

      Pursuant to a Fund Management Agreement and Addendums to the Fund Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard Mid-Cap Value and PF Lazard International Value Funds.

      Effective December 31, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds according to the following schedule:

PF Lazard Mid-Cap Value and PF Lazard International Value Funds

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds, and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund are aggregated.

      For the services provided for the period January 1, 2004 through December 30, 2004, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On the next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund were aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund were aggregated.

      Lazard, a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of March 31, 2005. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

      Net fees paid or owed by Pacific Life to Lazard for the fiscal year ended March 31, 2005 were $12,539.71 for the PF Lazard Mid-Cap Value Fund, which began operations on December 31, 2004, and $102,673.41 for the PF Lazard International Value Fund and for 2004 were $52,240.38 and for 2003 were $29,299.81 for the PF Lazard International Value Fund.

      Pursuant to a Fund Management Agreement and an Addendum to the Fund Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS International Large-Cap Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund are aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund were aggregated.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $144.8 billion as of March 31, 2005.

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2005 were $102,915.89, for 2004 were $40,835.55, and for 2003 were $30,592.11 for the PF MFS International Large-Cap Fund.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Neuberger Berman Management Inc. (Neuberger Berman), 605 Third Avenue, New York, NY 10158, Neuberger Berman is the Fund Manager and provides investment advisory services to the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund).

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Neuberger Berman based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      Neuberger Berman is an investment management firm with headquarters in New York. The firm’s focus is on U.S. fixed income, equity and balanced fund management. As of March 31, 2005, total assets under management by Neuberger Berman and its affiliates were over $88.5 billion. Neuberger Berman is an indirectly wholly owned subsidiary of Lehman Brothers Holdings Inc.

      From October 1, 2001 through September 30, 2005, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and AIM, AIM served as the manager for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund).

      For the services provided for the period May 1, 2005 through September 30, 2005 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to

AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.50%	On first $50 million
.45%	On next $50 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Aggressive Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Aggressive Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Aggressive Growth Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to AIM for the PF NB Fasciano Small Equity Fund for the fiscal year ended March 31, 2005 were $52,453.01, for 2004 were $39,470.89, and for 2003 were $35,433.32.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser and OppenheimerFunds, Inc. (Oppenheimer), Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, Oppenheimer is the Manager and provides investment advisory services to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds.

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $770 billion in assets under management as of March 31, 2005. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

      Pursuant to a Fund Management Agreement and an addendum to the Fund Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund.

      For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund.

      Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2005 for the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds were $86,076.93 and $77,321.62, for 2004 were $58,097.00 and $35,671.00, and for 2003 were $71,025.00 and $3,648.00, respectively. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $464.0 billion in assets under management as of March 31, 2005. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life, an indirect subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

      Absent an order from the SEC or other relief, the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds’ abilities to purchase securities underwritten by an affiliated broker or to utilize the affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Fund’s ability to take advantage of market opportunities, or their overall performance.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, New York 10022, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For

the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the PF Salomon Brothers Large-Cap Value Fund, according to the following schedule:

PF Salomon Brothers Large-Cap Value Fund

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund were aggregated.

      Established in 1987, SaBAM has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of March 31, 2005, SaBAM and such affiliates had $82.5 billion in assets under management. SaBAM is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

      Net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2005 were $98,977.84, for 2004 were $57,733.13, and for 2003 were $52,188.12, for the PF Salomon Brothers Large-Cap Value Fund.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Manager and provides investment advisory services to the PF Van Kampen Comstock, PF Van Kampen Real Estate, and PF Van Kampen Mid-Cap Growth Funds. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen.

      Effective December 31, 2004, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds according to the following schedule:

PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock, the PF Van Kampen Mid-Cap Growth, the PF Van Kampen Real Estate Funds, and the Comstock, Mid-Cap Growth and Real Estate Portfolios of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through December 30, 2004, Pacific Life paid a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds, according to the following schedule:

PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the Comstock, Mid-Cap Growth, and Real Estate Portfolios of the Pacific Select Fund were aggregated.

      Net fees paid or owned by Pacific Life to Van Kampen for the fiscal year ended March 31, 2005 for the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and PF Van Kampen Real Estate Funds, were $62,731.66, $108,322.08, and $9,059.36, respectively. The PF Van Kampen Real Estate Fund began operations on December 31, 2004.

      Net fees paid or owed by Pacific Life to Van Kampen for the period of May 1, 2003 through March 31, 2004 were $27,691.92 for the PF Van Kampen Comstock Fund and $41,028.67 for the PF Van Kampen Mid-Cap Growth Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus, Janus served as the Manager for the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund).

      For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund, according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock Fund and the Comstock Portfolio of the Pacific Select Fund were aggregated.

      For the services provided, for the period October 1, 2001 through April 30, 2002 for the PF Van Kampen Comstock Fund, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2003 were $34,459.29 and for 2002 were $21,286.34 for the PF Van Kampen Comstock Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and MFS, MFS served as the Manager for the PF Van Kampen Mid-Cap Growth Fund (formerly PF MFS Mid-Cap Growth Fund).

      For the services provided, for the period October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF Van Kampen Mid-Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

PF Van Kampen Mid-Cap Growth Fund

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2003 were $31,328.99 and for 2002 were $18,992.74 for the PF Van Kampen Mid-Cap Growth Fund.

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of March 31, 2005 Van Kampen, together with its affiliated asset management companies, had approximately $420.1 billion in assets under management.

      The Fund Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS

      The following provides information regarding each fund manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in Pacific Funds. Each fund manager or team member is referred to as a fund or portfolio manager below. The fund managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the fund managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each fund manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each fund manager as of Pacific Funds’ fiscal year ended March 31, 2005.

A I M Capital Management, Inc.

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP PLC stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP PLC Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

      Portfolio managers also participate in benefit plans and programs available generally to all employees.

Goldman Sachs Asset Management, L.P.

      Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark for measuring performance of the PF Goldman Sachs Short Duration Bond Fund is the Merrill Lynch 1-3 Year Treasury Index.

Other Compensation

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Janus Capital Management LLC

      The following describes the structure and method of calculating the portfolio manager’s compensation as of January 1, 2005.

      The portfolio manager is compensated by Janus Capital for managing the PF Janus Growth LT Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the Managed Funds) through two components: fixed compensation and variable compensation.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

      The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

      The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Lazard Asset Management LLC

Team Management and Model Portfolios

      Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds. Portfolio managers responsible for managing the funds may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (Russell Midcap Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      The section entitled “Other Accounts Managed” includes information regarding the members of the portfolio management team responsible for managing the funds. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in this section, the portfolio managers managing the funds may also individually be members of management teams that are responsible for managing other accounts with similar investment strategies as the PF Lazard Mid-Cap

Value and PF Lazard International Value Funds (“Similar Accounts”). A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

MFS Investment Management

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Neuberger Berman Management Inc.

      A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and the Russell 2000 benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OppenheimerFunds, Inc.

      Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular fund, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Funds, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

Pacific Investment Management Company LLC

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      Final award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Pacific Life Insurance Company

      Pacific Life offers a multi-level compensation structure for portfolio managers, including fixed and incentive bonus compensation. Fixed compensation is given as an annual salary, competitively based on an evaluation and analysis of market advisory compensation amounts. Incentive bonus compensation is a significant component of overall compensation based in part on pre-tax fund performance. In addition, portfolio managers also receive deferred compensation benefits.

Salomon Brothers Asset Management Inc

      The investment services of Citigroup Asset Management (CAM) are provided by Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A. and Citibank International plc), Citigroup Asset Management Limited and affiliated advisory entities. Citigroup Asset Management investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has recently implemented an investment management incentive and deferred compensation plan (the Plan) for its investment professionals, including the PF Salomon Brothers Large-Cap Value Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Van Kampen

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with Morgan Stanley.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Select Employees’ Capital Accumulation Program (SECAP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by Morgan Stanley or its affiliates; and

•	Voluntary Equity Incentive Compensation Program (VEICP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the relevant portfolio’s primary benchmark (S&P 500, Russell Midcap Growth and the NAREIT Equity Indices), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of Morgan Stanley.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Other Accounts Managed

      The following table reflects information regarding accounts other than the fund for which each manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, March 31, 2005.

	Registered Investment				Other Pooled Investment
	Companies				Vehicles		Other Accounts

Fund and	Number of		Total Assets		Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts		in the Accounts		Accounts	in the Accounts	Accounts	in the Accounts

Blue Chip
Kirk L. Anderson	16		$7,791,049,155		4	$352,737,748	None	N/A

Short Duration Bond
Jonathan A. Beinner	23		$16,600,000,000		46	$24,100,000,000	1,108	$91,200,000,000
James B. Clark	7		$3,300,000,000		9	$4,900,000,000	173	$4,200,000,000
Christopher Sullivan	7		$3,300,000,000		9	$4,900,000,000	173	$4,200,000,000
James McCarthy	7		$5,400,000,000		3	$1,600,000,000	42	$17,800,000,000

Growth LT
David J. Corkins	3		$5,998,300,901		None	N/A	None	N/A

Mid-Cap Value
Robert A. Failia	1		$500,025		2	$61,106,421	216	$667,619,868
Andrew D. Lacey	14		$4,326,611,739		11	$563,190,074	1,327	$16,410,000,000
Christopher H. Blake	5		$2,072,627,794		2	$57,298,593	57	$1,400,000,000
Gary Buesser	5		$2,072,627,794		2	$57,298,593	53	$1,080,000,000

International Value
John R. Reinsberg	23		$7,444,340,734		11	$778,849,640	1,253	$26,750,000,000
Michael A. Bennett	17		$5,512,133,014		2	$22,205,633	1,258	$28,010,000,000
Gabrielle Boyle	18		$5,515,616,299		12	$978,571,328	1,528	$28,180,000,000
Michael Powers	18		$5,515,616,299		4	$31,085,592	1,460	$18,910,000,000

International Large-Cap
David R. Mannheim	10	*	$4,453,962,592	*	5	$1,003,349,791	66	$9,801,640,178
Marcus L. Smith	4	*	$3,067,404,984	*	None	N/A	16	$1,635,030,336

Small Equity
Michael Fasciano	3		$536,000,000		None	N/A	5	$403,000,000

Main Street Core
Nikolaos D. Monoyios	11		$21,307,100,000		1	$17,600,000	None	N/A
Marc Reinganum	8		$16,099,700,000		None	N/A	None	N/A

Emerging Markets
Mark Madden	2		$4,182,600,000		2	$130,100,000	None	N/A

Managed Bond
Pasi Hamalainen	9		$6,670,600,000		5	$521,200,000,000	178	$35,241,590,000

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Inflation Managed
John B. Brynjolfsson	14	$30,433,600,000	9	$1,684,580,000	35	$6,060,030,000

Money Market
Dale W. Patrick	1	$1,137,128,092	None	N/A	5	$489,921,000
Brendan L. Collins	1	$1,137,128,092	None	N/A	5	$489,921,000

Large-Cap Value
Mark J. McAllister	17	$6,604,794,636	2	$236,905,593	30,724	$5,639,080,783
Robert Feitler	17	$6,604,794,636	2	$236,905,593	30,724	$5,639,080,783

Comstock
B. Robert Baker, Jr.	13	$21,547,755,317	2	$1,677,055,913	19,625	$2,148,226,547
Kevin C. Holt	13	$21,547,755,317	2	$1,677,055,913	19,625	$2,148,226,547
Jason S. Leder	13	$21,547,755,317	2	$1,677,055,913	19,625	$2,148,226,547

Real Estate
Theodore R. Bigman	9	$4,088,945,314	5	$187,352,004	613	$2,513,463,562

Mid-Cap Growth
Dennis P. Lynch	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306
David S. Cohen	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306
Sam Chainani	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306

*	Includes the Fund.

      The following table reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, March 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Short Duration Bond
Jonathan A. Beinner	None	N/A	13	$8,000,000,000	24	$12,100,000,000
James B. Clark	None	N/A	4	$4,200,000,000	5	$1,800,000,000
Christopher Sullivan	None	N/A	4	$4,200,000,000	5	$1,800,000,000
James McCarthy	None	N/A	None	N/A	8	$5,000,000,000

International Large-Cap
David R. Mannheim	None	N/A	None	N/A	8	$1,077,651,250
Marcus L. Smith	None	N/A	None	N/A	2	$108,603,627

Managed Bond
Pasi Hamalainen	None	N/A	None	N/A	10	$3,373,690,000

Inflation Managed
John B. Brynjolfsson	None	N/A	None	N/A	7	$1,996,160,000

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Real Estate
Theodore R. Bigman	None	N/A	None	N/A	4	$341,335,126

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a fund manager has day-to-day management responsibilities with respect to more than one investment account. Fund managers who manage other investment accounts in addition to a fund of Pacific Funds may be presented with the following potential conflicts:

A I M Capital Management, Inc.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both to the detriment of the fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Goldman Sachs Asset Management, L.P.

      GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the PF Goldman Sachs Short Duration Bond Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Janus Capital Management LLC

      As shown in the section entitled “Other Accounts Managed”, the fund manager may manage other accounts with investment strategies similar to the PF Janus Growth LT Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the PF Janus Growth LT Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the PF Janus Growth LT Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Lazard Asset Management LLC

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the PF Lazard Mid-Cap Value and PF Lazard International Value Funds (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Portfolios may be subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the funds.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account reduces the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the funds invest, Lazard could be seen as harming the performance of the funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

MFS Investment Management

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PF MFS International Large-Cap Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the fund as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the fund and other accounts with similar investment objectives are generally executed on the same day, or the next day.

      Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the fund is concerned. In most cases, however, MFS believes that the fund’s ability to participate in volume transactions will produce better executions for the fund.

      MFS does not receive a performance fee for its management of the fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Neuberger Berman Management Inc.

      While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index a fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

      As a result of the portfolio manager’s day-to-day management of a fund, the portfolio managers know the size, timing and possible market impact of a fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund, Neuberger Berman has policies and procedures to address such a conflict.

      From time to time, a particular investment opportunity may be suitable for both a fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a fund and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

OppenheimerFunds, Inc.

      As indicated above under “Other Accounts Managed”, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Funds. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Funds, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the Funds.

Pacific Investment Management Company LLC

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

      Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the funds on a fair and equitable basis over time.

Pacific Life Insurance Company

      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Life has not experienced any such conflicts. Pacific Life has adopted policies and procedures to address any potential material conflicts, should they arise.

Salomon Brothers Asset Management Inc

      Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table under the “Other Accounts Managed” section above.

      Salomon Brothers Asset Management Inc and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Salomon Brothers and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Salomon Brothers’ management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. Salomon Brothers or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Van Kampen

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives for managing the funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the funds. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Beneficial Interest of Fund Managers

      As of the Fund’s fiscal year ended, March 31, 2005, there were no securities beneficially owned by any fund manager, except for Kathleen McWard, a joint portfolio manager for the Pacific Funds Portfolio Optimization Funds, who beneficially owns securities of Portfolio Optimization Model E in the range of $1-$10,000. With respect to Neuberger Berman Management Inc. and OppenheimerFunds, Inc., as of June 30, 2005, there were no securities beneficially owned by these two fund managers. Fund managers are not required to own securities of the Fund. In addition, although the level of a fund manager’s securities ownership may be an indicator of his or her confidence in the fund’s investment strategy, it does not necessarily follow that a fund manager who owns few or no securities has any less confidence or is any less concerned about the applicable fund’s performance.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

      The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds’ Adviser and/or Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the fiscal years ended 3/31/05, 3/31/04 and 3/31/03, each Fund incurred brokerage commissions as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A1	N/A	N/A	N/A
PF Portfolio Optimization Model B1	N/A	N/A	N/A
PF Portfolio Optimization Model C1	N/A	N/A	N/A
PF Portfolio Optimization Model D1	N/A	N/A	N/A
PF Portfolio Optimization Model E1	N/A	N/A	N/A
PF AIM Blue Chip	$43,290	$20,081	$12,779
PF Goldman Sachs Short Duration Bond[1,2]	1,135	61	N/A
PF Janus Growth LT	19,158	11,813	26,826
PF Lazard Mid-Cap Value[1]	22,659	N/A	N/A
PF Lazard International Value	29,502	27,367	12,108
PF MFS International Large-Cap	53,618	38,200	29,614
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	49,443	20,895	12,954
PF Oppenheimer Main Street Core[1]	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[1]	N/A	N/A	N/A
PF PIMCO Managed Bond	6,315	4,393	3,060
PF PIMCO Inflation Managed[1]	488	30	N/A
PF Salomon Brothers Large-Cap Value[3]	62,846	38,690	45,223
PF Van Kampen Comstock[4]	20,007	17,969	11,647
PF Van Kampen Mid-Cap Growth[5]	68,489	89,688	57,638
PF Van Kampen Real Estate[1,6]	5,950	N/A	N/A

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

[1]	The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

[2]	Of which $153 and $16 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P. in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 13.48% of the aggregate brokerage commissions were paid to Goldman, Sachs & Co.

[3]	Of which $2,919, $3,796, and $2,501 was paid to Salomon Smith Barney Inc. and Citigroup Global Markets in fiscal year 2005, 2004, and 2003, respectively, an affiliate of Salomon Brothers Asset Management Inc. For fiscal year 2005, 4.64% of the aggregate brokerage commissions were paid to, and 3.77% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Salomon Smith Barney Inc. and Citigroup Global Markets.

[4]	Of which $255 and $109 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 1.27% of the aggregate brokerage commissions were paid to, and 1.10% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[5]	Of which $356 and $358 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 0.52% of the aggregate brokerage commissions were paid to, and 2.26% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[6]	Of which $133 was paid to Morgan Stanley & Co., an affiliate of Van Kampen for the period December 31, 2004 through March 31, 2005. 2.23% of the aggregate brokerage commissions were paid to, and 3.33% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

      During the fiscal year ended March 31, 2005, the PF AIM Blue Chip Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS International Large-Cap Fund, PF PIMCO Managed Bond Fund, PF PIMCO Inflation Managed Bond Fund, PF Salomon Brothers Large-Cap Value Fund and PF Van Kampen Comstock Fund acquired and sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

      As of March 31, 2005 the following Funds acquired and held securities of their regular broker-dealers or of their regular broker-dealers’ parent company:

Fund	Securities of Regular Broker-Dealers	Value

PF AIM Blue Chip	Bank of America Corp. Citigroup Inc. The Goldman Sachs Group Inc. JPMorgan Chase & Co. Merrill Lynch & Co Inc.	$657,090 1,154,958 813,926 671,240 673,540
PF Janus Growth LT	The Goldman Sachs Group Inc. JPMorgan Chase & Co.	$201,832 576,540
PF Lazard International Value	Credit Suisse Group UBS AG	$1,395,322 1,832,448
PF MFS International Large-Cap	UBS AG	$845,966
PF PIMCO Managed Bond	Bank of America Corp. Barclays U.S. Funding LLC Citigroup Inc. Morgan Stanley UBS AG	$299,673 1,294,096 98,501 110,885 1,296,303
PF PIMCO Inflation Managed	Barclays U.S. Funding LLC	$596,365
PF Salomon Brothers Large-Cap Value	Bank of New York The Goldman Sachs Group Inc. JPMorgan Chase & Co. Merrill Lynch & Co Inc. Morgan Stanley	$331,170 681,938 629,720 1,007,480 383,575
PF Van Kampen Comstock	Citigroup Inc. JPMorgan Chase & Co. Lehman Brothers Holdings Inc. Merrill Lynch & Co Inc.	$579,726 183,380 75,328 147,160

Fund Turnover

      For reporting purposes, each Fund’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. Government Securities are included. Short-term U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions. In addition, many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the allocation models of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds.

      The following Funds engage in active and frequent trading, with portfolio turnover rates which may exceed 100%: the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth), the PF Goldman

Sachs Short Duration Bond Fund, the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund. For PF AIM Aggressive Growth Fund, the portfolio turnover rate increased as compared to the prior fiscal year due to a realignment of the fund’s portfolio to fit the investment process of the current management team that assumed management of the fund in April of 2004. The AIM portfolio management team, the former fund manager of the PF NB Fasciano Small Equity Fund, used a bottom-up approach to investing, selecting stocks based on an analysis of individual companies and developed price targets for all of the holdings. The AIM portfolio management team employed a rigorous sell discipline which may consider selling or trimming a stock when it no longer meets their investment criteria including: company misses or lowers numbers, stock approaches or hits target price, analyst reduces estimates/opinion, deterioration in the fundamental business prospects, more attractive opportunity in another security. In addition, the sell discipline used by the AIM portfolio management team tended to lead to higher turnover, but the fund typically had much lower risk (as measured by standard deviation) than the peer group. The variation in the PF Goldman Sachs Short Duration Bond Fund’s turnover rate over last year is primarily due to increased exposure to futures, transactions in TBA (to be announced) issues, and transaction rolls. For the PF PIMCO Managed Bond Fund, turnover may exceed 100% as turnover figures include currency trades, futures margin flow, forward purchases/sales as well as the monthly rolling of TBA mortgage positions. For TIPS (Treasury Inflation Protection Securities) accounts, turnover is further impacted by the rolling of TIPS buy-forward agreements on a monthly basis. In order to generate structural value added, PIMCO often buys futures instead of physical securities and PIMCO actively manages the cash equivalents backing the futures contracts. Because cash equivalents have short maturities, these positions must be rolled into new securities frequently. Consequently, this cash backing-related turnover does not represent changes in portfolio strategy and/or PIMCO’s economic views and does not cause the portfolio to incur undue trading costs. The turnover rates for the PF MFS International Large-Cap Fund, the PF Van Kampen Mid-Cap Growth and PF Van Kampen Comstock Fund were lower than the prior fiscal year’s turnover rates. In the prior fiscal year, these Funds were restructured in connection with changes in sub-advisers and/or reorganization.

Disclosure of Fund Holdings

      It is the policy of Pacific Funds (the Fund) and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (Disclosure Policies). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interest of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a fund’s holdings to service providers.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission (SEC). The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for funds are generally posted approximately three to five business days following month-

end. There may be an additional delay for certain funds, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Fund’s prospectus information sections, under “Additional Pacific Funds Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and fund managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii) must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. Nonetheless, the Fund is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of the Fund’s service providers), and its employees will not trade on the Fund’s non-public holdings information. The Fund’s holdings are also disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      The Fund currently relies on the contractual and/or legal/ethical obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent the Fund relies upon legal and ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. The Fund is seeking to initiate a process whereby Fund service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (CCO) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

      Shares of each Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (NAV) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the New York Stock Exchange (NYSE), which is usually 4:00 P.M. Eastern Time (or earlier than 4:00 P.M. Eastern Time, as determined by the Custodian) although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      With respect to the Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are generally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation converted into U.S. dollars.

      The PF Pacific Life Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) limit its investments to instruments having remaining maturities of 397 calendar days or less; and (iii) invest only in securities that meet specified quality and credit criteria.

      Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other securities and assets of the Portfolio Optimization Fund are valued as described below.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by Pacific Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, the funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the funds’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Accordingly, the calculation of the NAV of any fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. As a result, changes in the market value of securities traded on foreign markets may not be reflected in a fund’s NAV on days when the NYSE is closed. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if under the Pacific Funds’ procedures the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Funds’ Board of Trustees. In determining the fair value of securities, Pacific Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to Pacific Funds or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Funds, or under procedures established by the Board, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

      Pacific Select Distributors, Inc. (the Distributor) a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with Pacific Funds, which is subject to annual approval by Pacific Funds’ Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to Pacific Funds. The Distributor is not obligated to sell any specific amount of Pacific Funds’ shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class.

      The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      Each Fund, except the PF Pacific Life Money Market Fund, the Portfolio Optimization Funds, and the PF Oppenheimer Main Street Core Fund and PF Oppenheimer Emerging Markets Fund, currently offers three classes of shares: Class A, Class B and Class C. The PF Pacific Life Money Market Fund, the PF Oppenheimer Main Street Core Fund, and the PF Oppenheimer Emerging Markets Fund currently offers Class A shares only. The Portfolio Optimization Funds currently offer Class A, B, C and R shares.

      Class A, Class B, Class C and Class R shares of the applicable Funds are offered through firms which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor (each, a “selling group member”).

      Pacific Funds has adopted a Multi-Class Plan (Multi-Class Plan) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

      As described in the Prospectus, Class A shares of each Fund (except with respect to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds that are only available for investment by the Portfolio Optimization Funds, and the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)

		Front-end	Amount Reallowed
	Investment	Charge	to Dealers
Class A
	up to $49,999	5.50%	4.75%
	$50,000 – 99,999	4.75%	4.00%
	$100,000 – 249,999	3.75%	3.00%
	$250,00 – 499,999	3.00%	2.50%
	$500,000 – 999,999	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00% *

*	For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

		Years After	CDSC on Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class B
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

**	The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

			CDSC on
		Years After	Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class C
	No initial sales charge (load)***	1st	1.00%

***	The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

Contingent Deferred Sales
	Maximum Sales Charge (Load)	Charge (Load) (“CDSC”)
Class R
	No initial sales charge (load)****	None

****	There is no front-end commission. The Distributor will pay dealers an annual trail commission of 0.50% of the amount invested, out of its own assets.

      Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

      In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

      For the fiscal year ended March 31, 2005, the Distributor received sales charges in the aggregate of $4,486,246.85, of which the Distributor retained $645,211.44.

      For the fiscal year ended March 31, 20051, the Distributor received the following amounts in sales charges in connection with the sale of shares:

	Class A	Class A	Class B	Class C	Class C	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PF Portfolio Optimization Model A	$233,975.89	$39,326.58	$6,977.35	$8,892.51	$—	$8,248.51
PF Portfolio Optimization Model B	502,220.04	80,893.64	16,450.38	35,973.35	—	7,146.58
PF Portfolio Optimization Model C	1,482,402.02	235,473.76	22,210.92	52,019.87	—	20,123.99
PF Portfolio Optimization Model D	1,242,399.78	190,844.53	19,937.90	41,085.31	—	13,842.69
PF Portfolio Optimization Model E	464,184.75	70,452.46	18,054.10	17,126.87	—	8,473.03
PF AIM Blue Chip	22,667.57	3,364.97	1,175.34	186.84	—	27.17
PF Goldman Sachs Short Duration Bond	4,147.94	830.73	—	596.23	—	228.14
PF Janus Growth LT	9,255.43	1,269.78	335.41	64.82	—	7.48
PF Lazard Mid-Cap Value[2]	413.24	56.42	—	—	—	—
PF Lazard International Value	9,823.47	1,546.88	324.76	280.95	—	81.13
PF MFS International Large-Cap	9,675.42	1,408.03	715.03	96.31	—	325.50
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	11,539.96	1,686.32	1,694.37	181.71	—	452.22
PF Oppenheimer Main Street Core[2]	—	—	N/A	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[2]	—	—	N/A	N/A	N/A	N/A
PF PIMCO Managed Bond	15,608.56	2,305.70	7,545.61	2,569.70	—	849.06
PF PIMCO Inflation Managed	54,743.83	8,181.75	3,625.93	13,785.96	—	6,180.85
PF Pacific Life Money Market[3]	—	—	13,670.61	11.05	—	3,335.68
PF Salomon Brothers Large-Cap Value	17,153.15	2,565.49	5,610.42	1,063.22	—	552.08
PF Van Kampen Comstock	13,494.13	1,870.30	6,822.61	810.60	—	26.61
PF Van Kampen Mid-Cap Growth	19,572.76	2,921.59	1,064.50	329.46	—	219.61
PF Van Kampen Real Estate[2]	1,558.58	212.51	—	—	—	—

[1]	Class R shares were not available until October 1, 2005.

[2]	The PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005, for which only Class A shares are offered.

[3]	Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available.

Distribution and Servicing Plans for Class A, Class B, Class C, and Class R Shares

      Class A, Class B, Class C, and Class R shares of the applicable Funds are continuously offered through selling group members that are members of the NASD and that have dealer agreements with the Distributor.

      Pursuant to separate Distribution and Service Plans for Class A, Class B, Class C, and Class R shares and the Service Plan for Class A shares of the PF Pacific Life Money Market Fund (the “Plans”), in connection with the distribution of Class A, Class B, Class C, and Class R shares of Pacific Funds and in connection with services rendered to Class A, Class B, Class C, and Class R shareholders of Pacific Funds and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C, and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, Class C or Class R shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

      The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Class A, Class B, Class C, and Class R shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested, out of its own assets. Pursuant to the Distribution Agreement with Pacific Funds, with respect to each Fund’s Class A, Class B, Class C, and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

      The Plans (other than the Service Plan for the Class A shares of the PF Pacific Life Money Market Fund) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of Pacific Funds are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

      The distribution fees applicable to Class A, Class B, Class C, and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class A, Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about Pacific Funds and their accounts), who forward communications from Pacific Funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

      Many of the Distributor’s sales and servicing efforts involve Pacific Funds as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing	Distribution
	Fee	Fee

Class A1	0.25%	0.25%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

[1]	Class A shares of the PF Pacific Life Money Market Fund have a 0.25% non 12b-1 service fee with no distribution fee.

      In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay selling group members and other intermediaries for transfer agency and other services.

      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual 12b-1 distribution and servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced in order to avoid duplication of the fee.

      If in any year the Distributor’s expenses incurred in connection with the distribution of Class A, Class B, Class C, and Class R shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

      Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of Pacific Funds shall be committed to the discretion of such Disinterested Trustees.

      The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund[1]	Class A	Class B	Class C

PF Portfolio Optimization Model A2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$1,043	$7,282
(ii) printing and mailing of prospectuses to prospective shareholders	—	254	1,773
(iii) compensation to broker-dealers	—	3,239	22,605
PF Portfolio Optimization Model B2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$5,262	$12,681
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,282	3,089
(iii) compensation to broker-dealers	—	16,339	39,367
PF Portfolio Optimization Model C2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$13,656	$38,719
(ii) printing and mailing of prospectuses to prospective shareholders	—	3,325	9,427
(iii) compensation to broker-dealers	—	42,393	120,196
PF Portfolio Optimization Model D2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$14,587	$33,097
(ii) printing and mailing of prospectuses to prospective shareholders	—	3,552	8,058
(iii) compensation to broker-dealers	—	45,283	102,744
PF Portfolio Optimization Model E2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$4,842	$14,886
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,179	3,624
(iii) compensation to broker-dealers	—	15,030	46,212
PF AIM Blue Chip
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$40,524	$1,217	$2,779
(ii) printing and mailing of prospectuses to prospective shareholders	9,867	296	677
(iii) compensation to broker-dealers	125,801	3,778	8,626
PF Goldman Sachs Short Duration Bond
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$27,094	$30	$910
(ii) printing and mailing of prospectuses to prospective shareholders	6,597	9	223
(iii) compensation to broker-dealers	84,110	95	2,826
PF Janus Growth LT
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$17,724	$777	$989
(ii) printing and mailing of prospectuses to prospective shareholders	4,315	189	241
(iii) compensation to broker-dealers	55,020	2,412	3,070

Fund[1]	Class A	Class B	Class C

PF Lazard Mid-Cap Value[3]
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$4,832	$14	$15
(ii) printing and mailing of prospectuses to prospective shareholders	1,176	4	4
(iii) compensation to broker-dealers	14,999	45	47
PF Lazard International Value
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$38,544	$866	$2,382
(ii) printing and mailing of prospectuses to prospective shareholders	9,385	211	580
(iii) compensation to broker-dealers	119,655	2,688	7,393
PF MFS International Large-Cap
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$28,273	$684	$933
(ii) printing and mailing of prospectuses to prospective shareholders	6,884	165	227
(iii) compensation to broker-dealers	87,769	2,122	2,896
PF NB Fasciano Small Equity (formerly called Aggressive Growth)
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$10,586	$629	$1,093
(ii) printing and mailing of prospectuses to prospective shareholders	2,577	154	266
(iii) compensation to broker-dealers	32,862	1,958	3,392
PF PIMCO Managed Bond
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$35,520	$2,455	$5,650
(ii) printing and mailing of prospectuses to prospective shareholders	8,648	598	1,376
(iii) compensation to broker-dealers	110,265	7,623	17,541
PF PIMCO Inflation Managed
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$28,280	$2,111	$12,403
(ii) printing and mailing of prospectuses to prospective shareholders	6,885	514	3,020
(iii) compensation to broker-dealers	87,790	6,554	38,503
PF Pacific Life Money Market[4]
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$19,739	$1,056	$3,369
(ii) printing and mailing of prospectuses to prospective shareholders	4,806	257	820
(iii) compensation to broker-dealers	61,278	3,279	10,457
PF Salomon Brothers Large-Cap Value
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$43,544	$1,189	$3,404
(ii) printing and mailing of prospectuses to prospective shareholders	10,602	289	828
(iii) compensation to broker-dealers	135,176	3,691	10,563

Fund[1]	Class A	Class B	Class C

PF Van Kampen Comstock
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$19,604	$906	$1,078
(ii) printing and mailing of prospectuses to prospective shareholders	4,774	220	262
(iii) compensation to broker-dealers	60,862	2,811	3,345
PF Van Kampen Mid-Cap Growth
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$33,548	$1,337	$2,700
(ii) printing and mailing of prospectuses to prospective shareholders	8,168	325	657
(iii) compensation to broker-dealers	104,144	4,150	8,382
PF Van Kampen Real Estate[3]
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$2,886	$8	$8
(ii) printing and mailing of prospectuses to prospective shareholders	701	2	2
(iii) compensation to broker-dealers	8,957	25	24

[1]	The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds began operations on September 30, 2005.

[2]	Class R shares were not available until September 30, 2005.

[3]	The Fund commenced operations on December 31, 2004.

[4]	Pacific Select Distributors, Inc. voluntarily waived $922 of Class B and $1,882 of Class C 12b-1 fees of the PF Pacific Life Money Market Fund. In June of 2005, the distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005. The distributor waived its 12b-1 fees for Classes A, B, and C from April 15, 2005 through June 30, 2005. Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available.

     The Trustees believe that the Plans will provide benefits to Pacific Funds. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although Pacific Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

      Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Distribution and Servicing Arrangements

      The Distributor pays selling group members that sell the Funds’ shares various sales compensation. The Distributor also may provide reimbursement for other expenses associated with the promotion and sale of the Funds’ shares. The registered representative (your broker) who is responsible for selling the Funds’ shares to you typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and Pacific Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts; you may ask your registered representative how he/she will personally be compensated for the transaction.

      Certain selling group members may be paid an ongoing trail commission (sometimes called a residual) which will take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased.

      In addition to the sales-based and trail commissions described above, the Distributor or an affiliate may pay from their own resources additional cash compensation in connection with the promotion and sale of the Funds’ shares by some but not all selling group members. The range of additional cash compensation based on sales generally does not exceed 0.20% and trailing compensation based on account value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Funds greater access to registered representatives of the selling group members that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Funds a “preferred” status at the recipient selling group member and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the selling group member’s sales force that otherwise influences the way that the selling group member and the registered representative market the Funds’ shares.

      The Distributor or an affiliate may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor or an affiliate may reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

      Fund Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the Fund Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Funds, and spouses/guests of the foregoing. Pacific Funds’ Board of Trustees may hold meetings concurrently with such a conference or meeting. Pacific Funds pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Fund Managers. PSD serves as the Fund’s Distributor.

      Pacific Life directly or indirectly owns interests in a number of broker-dealers that offer Pacific Funds among other investment products. These affiliated selling group members and their registered representatives are compensated as described above with sales-based and trailing commissions. The affiliated selling group members also receive additional cash compensation that does not generally exceed 0.20% based on sales and 0.10% trailing compensation based on account value as described above. Pacific Funds are afforded “preferred” status at the affiliated selling group members along with other product vendors that provide similar support. The Distributor or its affiliates may also pay other amounts as described above to these affiliates or persons associated with these affiliates. Finally, within certain limits imposed by the NASD, registered representatives who are associated with selling group members affiliated with Pacific Life may qualify for sales incentive programs sponsored by the Distributor or its affiliates.

      Pacific Life’s affiliated broker-dealers include Associated Securities Corp., Mutual Service Corporation, and United Planners’ Financial Services of America, M.L. Stern & Co., LLC, Waterstone Financial Group and Contemporary Financial Solutions, Inc.

Purchases, Redemptions and Exchanges

      Purchases, exchanges, and redemptions of Class A, Class B, and Class C shares are discussed in the Pacific Funds’ Class A, B, and C shares Prospectus under the headings “Opening an Account,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference. Information pertaining to Class R shares is discussed in the Pacific Funds’ Class R shares Prospectus.

      Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

      Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

      As described in the Pacific Funds’ Class A, B, and C shares Prospectus, a shareholder may exchange shares of a Fund for shares of the same class of any other Pacific Funds without paying any additional sales charge, except for the PF Pacific Life Money Market Fund, PF Oppenheimer Main Street Core Fund, and PF Oppenheimer Emerging Markets Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of a Fund (other than the three Funds noted above) and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.” With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. With respect to the PF Pacific Life Money Market Fund, only Class A shares are offered. Class A shares of the Money Market Fund are sold at NAV without an initial sales charge. For assets initially invested in the Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another Fund of Pacific Funds. Class A shares of the Money Market Fund may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the Money Market Fund. With respect to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds, only Class A shares are offered. These two Funds are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also offer Class R shares. Class R shares are sold at NAV without an initial sales charge. In addition, there is no CDSC on Class R shares.

      Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (NYSE) on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

      Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

      Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B, Class C, and Class R shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds’ current policy. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

PERFORMANCE INFORMATION

      From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

      The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

      Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

      Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

      Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

      In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

      A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

      A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

      A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

      From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

      The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the Code), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To be taxed as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (Qualifying Income Test); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

      If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

      All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

      Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

      A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

      Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Backup Withholding

      Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

      The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

      Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

      Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

      The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Non-U.S. Shareholders

      Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

      With respect to taxable years of funds beginning after December 31, 2004, certain “interest-related dividends” and “short-term capital gain dividends” that the fund designates as such are not subject to the 30%

withholding tax on U.S.-source income that is not effectively connected with a U.S. trade or business that would otherwise apply to dividends paid to shareholders who are not treated as “U.S. persons” for U.S. federal income tax purposes. “Interest-related dividends” are dividends that a fund derives from certain types of interest income. “Short-term capital gain dividends” are dividends derived from the fund’s net short-term capital gain. Various limitations apply to both “interest-related dividends” and “short-term capital gain dividends”. Affected shareholders should consult their tax advisers for additional information.

      Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

      State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

      Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

      The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

      An investor may establish an individual retirement account (IRA) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

      Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (ESA) (formerly known as an Education IRA). To the extent that distributions from a Coverdell ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or a Coverdell ESA if they are below certain maximum income levels.

      For more information about an IRA account, contact Pacific Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

      Under an Administration and Shareholder Services Agreement with the Fund (Administration Agreement), Pacific Life Insurance Company (“Pacific Life” or the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

      For the fiscal years ended March 31, 2005, March 31, 2004, and March 31, 2003, the Administrator was paid the following:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A1	$43,016	$3,225	N/A
PF Portfolio Optimization Model B1	100,816	8,154	N/A
PF Portfolio Optimization Model C1	262,588	20,096	N/A
PF Portfolio Optimization Model D1	237,087	19,659	N/A
PF Portfolio Optimization Model E1	103,642	10,855	N/A
PF AIM Blue Chip	129,415	51,638	$33,093
PF Goldman Sachs Short Duration Bond[1]	83,894	9,126	N/A
PF Janus Growth LT	56,629	34,477	27,433
PF Lazard Mid-Cap Value[1]	14,750	N/A	N/A
PF Lazard International Value	122,251	54,307	29,247
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	34,840	25,537	20,693
PF Oppenheimer Main Street Core[1]	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[1]	N/A	N/A	N/A
PF MFS International Large-Cap	88,508	28,578	19,492
PF PIMCO Managed Bond	120,438	81,828	99,514
PF PIMCO Inflation Managed	108,155	48,989	5,080

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005*	2004*	2003*

PF Pacific Life Money Market	$67,791	$57,836	$71,644
PF Salomon Brothers Large-Cap Value	139,513	72,148	57,181
PF Van Kampen Comstock	62,685	29,225	23,932
PF Van Kampen Mid-Cap Growth	108,245	43,219	27,474
PF Van Kampen Real Estate[1]	8,805	N/A	N/A

*	The amounts in this chart do not reflect any fee waivers and/or expense reimbursements.

[1]	The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations on December 31, 2003. The PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

      Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds’ legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds’ regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ net asset value.

      Under a Sub-Administration and Accounting Services Agreement (Sub-Administration Agreement) among Pacific Funds, the Administrator, and PFPC Inc. (PFPC), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

      PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the Transfer Agency Agreement). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Funds.

      Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company (PFPC Trust), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

      Under each Fund’s investment restrictions, except the PF Van Kampen Real Estate Fund, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

      Pacific Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

      Estimated expenses incurred in connection with the organization and establishment of each Portfolio Optimization Fund and the public offering of each Fund’s shares were approximately $71,000. Estimated expenses incurred in connection with the organization and establishment of PF Goldman Sachs Short Duration Bond Fund and the public offering of that Fund’s shares were approximately $53,000. Estimated expenses incurred in connection with the organization and establishment of PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds are approximately $35,000 for each fund. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations. Estimated expenses incurred in connection with the organization and establishment of PF Oppenheimer Main Street Core and

PF Oppenheimer Emerging Markets Funds are approximately $35,000 for each fund. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations.

Control Persons and Principal Holders of Securities

      As of August 31, 2005, Pacific Life Insurance Company (Pacific Life), 700 Newport Center Drive, Newport Beach, CA 92660, held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

		Total
		Outstanding
	Total Pacific	Shares as of	Pacific Life
Fund	Life Shares	8/31/05%

PF NB Fasciano Small Equity (formerly called Aggressive Growth)	606,559	781,035	77.7%

      As of August 31, 2005, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), P.O. Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF Portfolio Optimization Model A

6.83% of Class A shares was held by David L. Newman and Tammy L. Newman.

5.85% of Class A shares was held by Pershing LLC.
6.11% of Class B shares was held by PF 529 Plan College Savings Trust Mary J. Wirthman (FBO Elizabeth Anne Wehinger and Kathryn Suzanne Wehinger).
5.02% of Class B shares was held by Nick Kourkoutas and Kiki Kourkoutas.

PF Portfolio Optimization Model B

7.60% of Class A shares was held by SAC Fox Gaming (Truman A. Carter and Kay Rhoads).

PF AIM Blue Chip Fund

35.72% of Class A shares was held by PF Portfolio Optimization Model C.

33.41% of Class A shares was held by PF Portfolio Optimization Model D.
14.07% of Class A shares was held by PF Portfolio Optimization Model E.
9.86% of Class A shares was held by PF Portfolio Optimization Model B.
9.33% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
6.16% of Class B shares was held by LPL Financial Services.
6.09% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).
6.24% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

PF Goldman Sachs Short Duration Bond Fund

42.57% of Class A shares was held by PF Portfolio Optimization Model C.

22.77% of Class A shares was held by PF Portfolio Optimization Model B.
18.28% of Class A shares was held by PF Portfolio Optimization Model D.
15.46% of Class A shares was held by PF Portfolio Optimization Model A.
54.42% of Class B shares was held by Bear Stearns Securities Corp.
15.97% of Class B shares was held by Pershing LLC.
13.01% of Class B shares was held by Bear Stearns Securities Corp.
9.60% of Class B shares was held by PFPC Trust Co. (FBO Galvy Apollon).
6.41% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Michael Shahob Shokooki).

18.38% of Class C shares was held by Pershing LLC.
8.86% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
8.55% of Class C shares was held by Thomas Roger Wight.
7.61% of Class C shares was held by Pershing LLC.
5.84% of Class C shares was held by Pershing LLC.
5.10% of Class C shares was held by Pershing LLC.

PF Janus Growth LT Fund

31.00% of Class A shares was held by PF Portfolio Optimization Model D.

23.06% of Class A shares was held by Pacific Life Insurance Company.
19.86% of Class A shares was held by PF Portfolio Optimization Model C.
17.60% of Class A shares was held by PF Portfolio Optimization Model E.
11.79% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Joe J Piscopo).
8.83% of Class B shares was held by LPL Financial Services.
6.51% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).
6.42% of Class B shares was held by PFPC Trust Co. (FBO Sharon R. Roschay).
5.57% of Class B shares was held by Pershing LLC.
5.18% of Class B shares was held by Pershing LLC.
14.32% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
6.49% of Class C shares was held by Elizabeth M. Slinde.
5.67% of Class C shares was held by PFPC Trust Co. (FBO Carl E. McLaughlin Jr).

PF Lazard International Value Fund

40.66% of Class A shares was held by PF Portfolio Optimization Model D.

32.41% of Class A shares was held by PF Portfolio Optimization Model C.
14.20% of Class A shares was held by PF Portfolio Optimization Model E.
8.43% of Class A shares was held by PF Portfolio Optimization Model B.
11.93% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Royce Hoskins and Kari Hoskins).
6.13% of Class B shares was held by National City-OMNOVA Solutions (401K Ret Savings FBO Jerry D. Robertson).
5.32% of Class B shares was held by Pershing LLC.
5.91% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
5.70% of Class C shares was held by Elizabeth M. Slinde.

PF Lazard Mid-Cap Value Fund

36.26% of Class A shares was held by PF Portfolio Optimization Model D.

24.37% of Class A shares was held by PF Portfolio Optimization Model C.
19.68% of Class A shares was held by PF Portfolio Optimization Model E.
12.84% of Class A shares was held by Pacific Life Insurance Company.
5.00% of Class A shares was held by PF Portfolio Optimization Model B.
53.95% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Indigo Anson Maconnell).
28.75% of Class B shares was held by Pacific Life Insurance Company.
30.09% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein and Rick C. Henry).
14.98% of Class C shares was held by Elizabeth M. Slinde.
9.99% of Class C shares was held by Pershing LLC.
8.02% of Class C shares was held by FISERV Securities.
6.97% of Class C shares was held by Pacific Life Insurance Company.

PF MFS International Large-Cap Fund

41.20% of Class A shares was held by PF Portfolio Optimization Model D.

29.32% of Class A shares was held by PF Portfolio Optimization Model C.

19.49% of Class A shares was held by PF Portfolio Optimization Model E.
6.37% of Class A shares was held by PF Portfolio Optimization Model B.
18.57% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
6.55% of Class B shares was held by FISERV Securities Inc.
6.14% of Class B shares was held by PFPC Trust Co. (FBO Jennifer D. Phillip).

PF Pacific Life Money Market Fund

22.20% of Class A shares was held by PF Portfolio Optimization Model B.

18.89% of Class A shares was held by Pacific Life Insurance Company.
17.49% of Class A shares was held by PF Portfolio Optimization Model C.
15.75% of Class A shares was held by PF Portfolio Optimization Model A.

PF PIMCO Inflation Managed Fund

32.80% of Class A shares was held by PF Portfolio Optimization Model C.

21.71% of Class A shares was held by SAC Fox Nation Transportation.
15.53% of Class A shares was held by PF Portfolio Optimization Model D.
12.46% of Class A shares was held by PF Portfolio Optimization Model B.
5.18% of Class A shares was held by PF Portfolio Optimization Model A.
8.45% of Class B shares was held by RBC Dain Rauscher Inc (FBO Gregory Lewis).
6.78% of Class B shares was held by First Clearing Corp (FBO Dinesh Bhatia and Geeta Bhatia).
5.96% of Class C shares was held by PFPC Trust Co. (FBO Annabelle Whiting Hall IRA).
5.21% of Class C shares was held by NFS LLC (FBO Eddie B. Robinson Jr.).

PF PIMCO Managed Bond Fund

35.88% of Class A shares was held by PF Portfolio Optimization Model C.

22.58% of Class A shares was held by PF Portfolio Optimization Model D.
17.52% of Class A shares was held by PF Portfolio Optimization Model B.
8.87% of Class A shares was held by PF Portfolio Optimization Model A.
11.57% of Class B shares was held by PFPC Trust Co. (FBO Paul Regberg).
5.56% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Shela Elizabeth Harris and Dylan T. Harris).
5.44% of Class B shares was held by NFSC (FBO Leonard R. Herber).
5.16% of Class B shares was held by PFPC Trust Co. (FBO Kevin S. Loper).
5.06% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).
6.43% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Emma L. Frankel).

PF Salomon Brothers Large-Cap Value Fund

33.70% of Class A shares was held by PF Portfolio Optimization Model D.

33.25% of Class A shares was held by PF Portfolio Optimization Model C.
11.44% of Class A shares was held by PF Portfolio Optimization Model B.
11.03% of Class A shares was held by PF Portfolio Optimization Model E.
5.43% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).
5.29% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).
5.10% of Class C shares was held by Pershing LLC.

PF Van Kampen Comstock Fund

26.64% of Class A shares was held by PF Portfolio Optimization Model D.

23.06% of Class A shares was held by Pacific Life Insurance Company.
22.66% of Class A shares was held by PF Portfolio Optimization Model C.
9.32% of Class A shares was held by PF Portfolio Optimization Model E.
7.85% of Class A shares was held by PF Portfolio Optimization Model B.

13.11% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
7.71% of Class B shares was held by Gilbert John Luctman and Barbara E. Luctman.
5.89% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).
11.82% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca and Joseph Millstein).
5.64% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).

PF Van Kampen Mid-Cap Growth Fund

36.13% of Class A shares was held by PF Portfolio Optimization Model D.

32.78% of Class A shares was held by PF Portfolio Optimization Model C.
19.27% of Class A shares was held by PF Portfolio Optimization Model E.
5.54% of Class A shares was held by PF Portfolio Optimization Model B.
13.36% of Class B shares was held by Mary Joe Zehntner.
8.80% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
5.06% of Class B shares was held by Gilbert John Luctman and Barbara E. Luctman.
5.46% of Class C shares was held by Pershing LLC.

PF Van Kampen Real Estate Fund

32.56% of Class A shares was held by PF Portfolio Optimization Model D.

26.93% of Class A shares was held by PF Portfolio Optimization Model C.
24.75% of Class A shares was held by Pacific Life Insurance Company.
15.17% of Class A shares was held by PF Portfolio Optimization Model E.
31.22% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Josephine A. Ganci).
18.91% of Class B shares was held by Pacific Life Insurance Company.
13.86% of Class B shares was held by Fowler and Associates Inc. (FBO Sue Fowler).
10.95% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Stephen B. Antonioli and Nancy L. Antonioli).
8.14% of Class B shares was held by PFPC Trust Co. (FBO Barbara K. Yochem).
5.64% of Class B shares was held by Anthony B Niro.
5.64% of Class B shares was held by Valerie Niro.
28.83% of Class C shares was held by Pershing LLC.
27.47% of Class C shares was held by Pacific Life Insurance Company.
7.21% of Class C shares was held by Bonita M Sanders.
7.11% of Class C shares was held by Charles F Audette.
6.50% of Class C shares was held by PF 529 Plan College Savings Trust Patrick S. Wright (FBO Ava T. Wright).

Voting Rights

      Shareholders of each Fund are given certain voting rights as described in Pacific Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

      Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP served as the independent registered public accountants for the Fund for the fiscal year ended March 31, 2005. The address of Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, PA 19103

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Funds and also acts as outside counsel to Pacific Funds.

Code of Ethics

      Pacific Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      With respect to each Fund except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities to the investment manager of the Fund, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures Policies for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

      The Policies set forth each Fund Manager’s general position on various proposals. However, a Fund Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Fund Manager or its affiliates serve as investment manager. Because each Fund Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Fund Manager as prepared and provided by each Fund Manager. Information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ending June 30 is available after filing, without charge, (i) on the Funds’ website at www.PacificLife.com, and (ii) on the SEC website at www.sec.gov.

      The Portfolio Optimization Funds, in their capacity as a shareholder of the Funds, may be requested to vote on matters pertaining to the Funds. If a Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in the Fund in the same proportion as the vote of all other shareholders in the Fund, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner.

A I M Capital Management, Inc.

A.     Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards of Directors

      A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II.	Independent Auditors

      A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III.	Compensation Programs

      Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV.	Corporate Matters

      We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V.	Shareholder Proposals

      Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

      AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

C.	Business/ Disaster Recovery

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

      If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Goldman Sachs Asset Management, L.P. (“GSAM”)

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Janus Capital Management LLC

Proxy Voting Guidelines

      The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

       1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

       2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

•	are audit committee members and the non-audit fees paid to the auditor are ‘excessive’ (as determined by the Proxy Voting Service).

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

       9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.
1 All references to portfolio managers include assistant portfolio managers.

Investment Accounting Operations Group

      The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines or otherwise is required to weigh in on a proxy voting decision, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

A.	Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

      This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

      Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.	General Administration

1. Overview

      Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard’s international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard’s U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard’s Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

      To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’s analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

      Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.

      In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

      ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.	Specific Proxy Items

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

      Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

      Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees

      Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures

      Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

      Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

      Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

      Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

      Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

      Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

      Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities

      Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.	Conflicts of Interest

1. Overview

      Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

      Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LFNY”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

      All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

      ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

      Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

      Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

                a. Where Approved Guideline Is For or Against

      Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

      If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

                b. Where Approved Guideline Is Case-by-Case

      In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Review of Policy

      The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Revised as of May 1, 2005

MFS Investment Management

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, MFS) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the MFS Funds). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

      These policies and procedures include:

      A.     Voting Guidelines;

      B.     Administrative Procedures;
      C.     Monitoring System;
      D.     Records Retention; and
      E.     Reports.

A.     Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

 2.     MFS’ Policy on Specific Issues

Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

      Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Best Practices Standards
      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.	Administrative Procedures

 1.     MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.	Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports

 MFS Funds

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Neuberger Berman Management Inc.

      Proxy Voting Policies and Procedures

I.                    Introduction and General Principles

      A.       Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

      B.       NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

      C.      NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

      D.      In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

      E.       In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

      F.       There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

      A.     NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

1.	Developing, authorizing, implementing and updating NB’s policies and procedures;

2.	Overseeing the proxy voting process; and

3.	Engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

      B.     Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

      C.     The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

      D.      In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

      A.     NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

      B.      Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

      C.       There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.	Proxy Voting Procedures

      A.        NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

      B.       At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

1.	Research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

2.	Vote and submit proxies in a timely manner;

3.	Handle other administrative functions of proxy voting;

4.	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	Maintain records of votes cast; and

6.	Provide recommendations with respect to proxy voting matters in general.

      C.         Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

      D.      Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

      A.        NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

      B.        ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

      C.      In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

      The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      D.      In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

      E.     Material conflicts cannot be resolved by simply abstaining from voting.

VI.	Recordkeeping

      NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

1.	A copy of these policies and procedures, which shall be made available to clients upon request;

2.	Proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

3.	A record of each vote cast (which ISS maintains on NB’s behalf);

4.	A copy of each questionnaire completed by any NB Investment Professional under Section V above;

5.	Any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

6.	Each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

      Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.	Disclosure

      Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

      2. Board of Directors

Voting on Director Nominees in Uncontested Elections

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/ Declassification of the Board

      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/ CEO)

      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/ Establishment of Committees

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      3. Shareholder Rights

Shareholder Ability to Act by Written Consent

      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.

      4. Proxy Contests

Voting for Director Nominees in Contested Elections

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5. Poison Pills

      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

      6. Mergers and Corporate Restructurings

      Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7. Reincorporation Proposals

      Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8. Capital Structure

Common Stock Authorization

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      9. Executive and Director Compensation

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

      Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

      Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      10. Social and Environmental Issues

      These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition ISS has country- and market-specific policies, which are not captured below.

Financial Results/ Director and Auditor Reports

      Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

      Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

      Vote AGAINST the appointment of external auditors if they have previously served the Company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

      Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

      Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

      Vote FOR most stock (scrip) dividend proposals.

      Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

      Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

      Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

      Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

      Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

      Vote AGAINST other business when it appears as a voting item.

Director Elections

      Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or

•	the board fails to meet minimum corporate governance standards.

      Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

      Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

      Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

      Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

      Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

      Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

      Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

      Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

      Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

      Vote AGAINST proposals to indemnify auditors.

Board Structure

      Vote FOR proposals to fix board size.

      Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

      Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

      General Issuances:

      Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

      Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      Specific Issuances:

      Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

      Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

      Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

      Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

      Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

      Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

      Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

      Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

      Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

      Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

      Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

      Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

      Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/ Increase In Par Value:

      Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/ Restructurings:

      Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

      Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

      Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision. ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

      Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

      Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

      Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

      Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

      Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

      Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

      Vote all shareholder proposals on a CASE-BY-CASE basis.

      Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

      Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

ISS Institutional Shareholder Services

Policies, Procedures and Practices Regarding Potential Conflicts of Interest

      Although ISS’s proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

      Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS’s policies, but we are also aware of the potential conflicts of interest that exist between ISS’s proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS’s corporate services, which provides issuers with information on ISS voting policies.

      To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

      Regulatory Oversight — ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS’s policies and procedures with respect to potential conflicts.

      Board Policy — The ISS Board of Directors resolved that the development and application of ISS’s proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS’s management and employees who shall at all times act in accordance with the standards set forth in ISS’s Code of Conduct.

      Ownership — ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

      Transparency of Voting Policies — ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

      Full Disclosure — Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company’s agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst’s objectivity won’t be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

      Separate Staffs/ Physical Separation — ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

      No Guarantees — Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS’s Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use

ISS’s services subsequently submit proposals that receive a negative recommendation from ISS’s Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

      Blackout Period — Corporate Programs staff will only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders’ meeting.

      No Backroom Deals — ISS requires issuers to provide written documentation — signed by an executive level manager — before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

      We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

OppenheimerFunds, Inc.

      These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A.             Accounts for which OFI has Proxy Voting Responsibility

      Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

      In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.     Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

      When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

      In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.     Proxy Voting Agent

      OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

      ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

      ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

      The ISS reports also include the ISS recommended vote on each proposal.

D.     Proxy Voting Coordinator

      The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.     Conflicts of Interest

      OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.     Proxy Voting Guidelines

      The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

Pacific Investment Management Company LLC (“PIMCO”)

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pacific Life Insurance Company

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the PF Pacific Life Money Market Fund. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Salomon Brothers Asset Management Inc.

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFl-CIO guidelines.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention

[1]	Citigroup Asset Management comprises Salomon Brothers Asset Management Inc., Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

of CAM’s compliance personnel. CAM also maintains and consider a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investments banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Exhibit L

Van Kampen

I.	Policy Statement

      Introduction — Morgan Stanley Investment Management’s (MSIM) policy and procedures for voting proxies (Proxy Voting Policy and Procedures) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the MSIM Funds), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (Client Proxy Standard). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (ISS) and the Investor Responsibility Research Center (IRRC) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      Voting Proxies for Certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.	General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.                      Guidelines

A. Management Proposals

      1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals to limit Directors’ liability and/or broaden indemnification of Directors.

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s Board members be independent Directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

•	Proposals to eliminate cumulative voting.

•	Proposals to eliminate preemptive rights.

•	Proposals for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

      2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

(i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

(ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

(iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

Capitalization changes

•	Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option Plans and other employee ownership plans.

•	Proposals for the establishment of employee retirement and severance plans

Anti-Takeover Matters

•	Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

•	Proposals to establish cumulative voting rights in the election of directors.

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

      5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

(i) The stock option plan should be incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals

      1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

•	Proposals requiring auditors to attend the annual meeting of shareholders.

•	Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      Proposals requiring that a certain percentage of the company’s members be comprised of independent and unaffiliated Directors.

•	Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

•	Proposals requiring confidential voting.

•	Proposals to reduce or eliminate supermajority voting requirements.

•	Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

•	Proposals to require the company to expense stock options.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Proposals requiring shareholder approval for bylaw or charter amendments.

•	Proposals requiring shareholder approval of executive compensation.

•	Proposals requiring shareholder approval of golden parachutes.

•	Proposals to eliminate certain anti-takeover related provisions.

•	Proposals to prohibit payment of greenmail.

      3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

•	Proposals to declassify the Board of Directors (if management supports a classified board).

•	Proposals requiring a U.S. company to have a separate Chairman and CEO.

•	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      Proposals that require inappropriate endorsements or corporate actions.

•	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     Administration of Proxy Policy and Procedures

A. Proxy Review Committee

      1. The MSIM Proxy Review Committee (Committee) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

(a) The Committee, which is appointed by MSIM’s Chief Investment Officer (CIO), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (Special Committee). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

      1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

      2. A material conflict of interest could exist in the following situations, among others:

(a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. Proxy Voting Reports

(a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b) MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Registration Statement

      This Statement of Additional Information and each Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

      The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2005, including the notes thereto and the reports of Deloitte & Touche, LLP thereon, and are incorporated herein by reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

PACIFIC FUNDS

Part C: OTHER INFORMATION

     Item 23. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[3]

(b)	Instrument amending Declaration of Trust (Putnam Investment Management LLC (Putnam) funds)[7]

(c)	Instrument amending Declaration of Trust (Pacific Investment Management Company LLC (PIMCO) fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Trust[1]

(b)	By-Laws[1]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (Putnam funds)[7]

(c)	Addendum to Investment Advisory Agreement (PIMCO fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(d)(2)(a)	Fund Management Agreement—A I M Capital Management, Inc. (AIM)[3]

(b)	Fee Schedule to Fund Management Agreement—AIM[12]

(c)	Addendum and Fee Schedule to Fund Management Agreement—AIM[20]

(d)(3)	No longer applicable

(d)(4)(a)	Fund Management Agreement—Janus Capital Management LLC (Janus)[8]

(b)	Addendum to Fund Management Agreement—Janus[8]

(c)	Addendum to Fund Management Agreement—Janus[20]

(d)(5)(a)	Fund Management Agreement—PIMCO[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Form of Fund Management Agreement—Salomon, filed herewith

(d)(7)(a)	Fund Management Agreement—Lazard Asset Management (Lazard)[3]

(b)	Addendum to Fund Management Agreement—Lazard[14]

(c)	Addendum to Fund Management Agreement—Lazard[19]

(d)	Addendum and Fee Schedule to Fund Management Agreement—Lazard[20]

(e)	Notice of and Consent to Assignment of Sub-Advisory Agreement—Lazard[20]

(f)	Agreement Regarding Continuation of Sub-Advisory Agreements—Lazard[20]

(d)(8)(a)	Fund Management Agreement—MFS Investment Management[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(d)(9)	No longer applicable

(d)(10)(a)	Fund Management Agreement—Van Kampen[13]

(b)	Addendum to Fund Management Agreement—Van Kampen[19]

(d)(11)	Fund Management Agreement—Goldman Sachs Asset Management, L.P. (Goldman Sachs) [16]

(d)(12)	Fund Management Agreement—Neuberger Berman Management, Inc. (Neuberger), filed herewith

(d)(13)	Fund Management Agreement—Oppenheimer Funds, Inc. (Oppenheimer), filed herewith

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (Putnam funds)[7]

(c)	Addendum to Distribution Agreement (PIMCO fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(e)(2)(a)	Form of Selling Group Agreement[3]

(b)	Amended Schedule A to Form of Selling Group Agreement (Putnam funds)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PIMCO fund)[10]

(d)	Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[14]

(f)(1)(a)	Deferred Compensation Plan[9]

(b)	Deferred Compensation Plan 2005, Filed herewith

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (Putnam funds)[7]

(c)	Addendum to Custodian Agreement (PIMCO fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund), filed herewith

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (Putnam funds)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(e)	Addendum to Transfer Agency Agreement (PIMCO fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(h)(2)(a)	Administration and Shareholder Services Agreement[3]

(b)	Addendum to Administration and Shareholder Services Agreement (Putnam funds)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PIMCO fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund), filed herewith

(h)(3)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (Putnam funds)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(d)	Addendum to Expense Limitation Agreement (PIMCO fund)[10]

(e)	Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(f)	Addendum to Expense Limitation Agreement (renewal)[16]

(g)	Addendum to Expense Limitation Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Expense Limitation Agreement[20]

(i)	Addendum to Expense Limitation Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (Putnam funds)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PIMCO fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund) [16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	Purchase Agreement (Equity Income Fund)[13]

(l)(4)	Purchase Agreement (Research Fund)[13]

(m)(1)(a)	Class A Distribution and Service Plan[3]

(b)	Amended Schedule A to Class A Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class A Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class A Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class A Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class A Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class A Distribution and Services Plan (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging markets Fund and PF NB Fasciano Small Equity Fund)[21]

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class B Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class B Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class B Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class B Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class C Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class C Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class C Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class C Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(m)(4)(a)	Service Plan — PF Pacific Life Money Market Fund[21]

(m)(5)(a)	Class R Distribution and Service Plan[21]

(n)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(d)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Class R)[21]

(g)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Funds[3]

(p)(2)	Code of Ethics—Janus[20]

(p)(3)	Code of Ethics—Lazard[20]

(p)(4)	Code of Ethics—PIMCO[19]

(p)(5)	Code of Ethics—Salomon, filed herewith

(p)(6)	Code of Ethics—Pacific Life Insurance Company[19]

(p)(7)	Code of Ethics—AIM[19]

(p)(8)	Code of Ethics—MFS[19]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Van Kampen[19]

(p)(11)	Code of Ethics—Oppenheimer, filed herewith

(p)(12)	Code of Ethics—Neuberger, filed herewith

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

Item 24. Persons controlled by or Under Common Control with the Fund

     None

Item 25. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton	Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, (since January 1990); Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1989), Chairman (since July 1989) and Chief Executive Officer (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P. and Chairman and Trustee of Pacific Funds (since June 2001).

Pacific Life	Glenn S. Schafer	Director (since November 1994) and President (January 1995 to April 2005) and Vice Chairman (since April 2005) of Pacific Life Insurance Company; Director and President of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since January 1990) and President (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Former Director of: Asset Management Financial Corporation, Pacific Corinthian Life Insurance Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P., Trustee and President of Pacific Funds (since June 2001) and Director of Beckman Coulter, Inc. (since July 2002).

Pacific Life	David R. Carmichael	Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company (since April 1992); Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since December 1993), Senior Vice President and General Counsel, (since July 1998) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director of: Association of California Health and Life Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and Director and Past President of Association of Life Insurance Counsel.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs	Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, and Secretary of Pacific Funds (since June 2001).

Pacific Life	Khanh T. Tran	Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company, Senior Vice President (February 1999 to April 2001); Vice President (November 1991 to February 1999) and Treasurer (September 1990 to December 1998) of Pacific Life Insurance Company; Executive Vice President (since April 2001) and Chief Financial Officer (since August 1997) and Senior Vice President (August 1997 to April 2001) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Asset Management Finance Corp. (since September 2004) former Director of Prandium, Inc. (April 2001 to July 2002).

Pacific Life	James T. Morris	Chief Insurance Officer (since April 2005) and Executive Vice President (since January 2002), Senior Vice President, Marketing Operations (January 2000 to January 2002), Senior Vice President, M Marketing (April 1996 to January 2000), Vice President, Product Design (April 1990 to April 1996), Pacific Life Insurance Company.

Pacific Life	Mark W. Holmlund	Executive Vice President (since January 2001), Vice President (April 1995 to January 2001), Pacific Life Insurance Company; Executive Vice President and Chief Operating Officer (since January 2001), Vice President and Chief Operating Officer (March 1999 to January 2001) Pacific Financial Products, Inc.

Pacific Life	Gerald W. Robinson	Director (since October 1997), Associated Financial Group, Inc.; Executive Vice President, Annuities & Mutual Funds (since April 1997), Pacific Life Insurance Company; Chairman (since January 1998), Chief Executive Officer (since July 1994), Director (since December 1994), Pacific Select Distributors, Inc.; Chairman (Since March 1995), Director (since January 1995), United Planners’ Group, Inc.; Chairman (May 1996 to March 2001), Director (since December 1994), Mutual Service Corporation; Director (since December 2003), Waterstone Financial Group.

Pacific Life	Sharon E. Pacheco	Vice President/Chief Compliance Officer (since January 2003), Vice President (April 2000 to January 2003), Assistant Vice President (November 1997 to April 2000), Director (April 1993 to November 1997), Pacific Life Insurance Company.

Pacific Life	Edward R. Byrd	Vice President (since November 1991), Controller (since March 1993) and Chief Accounting Officer (since November 2003) of Pacific Life Insurance Company; Director (since January 1998), Vice President (since May 1999) and CFO (since July 1994 to December 2004) of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller (since August 1997) and Chief Accounting Officer (since November 2003) of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens	Vice President and Treasurer of Pacific Life Insurance Company, (since December 1998); and Assistant Vice President (October 1992 to December 1998) and Assistant Controller of Pacific Life Insurance Company (April 1994 to December 1998); Vice President and Treasurer of Pacific Mutual Holding Company and Pacific LifeCorp, (since June 1999); Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (since February 1999); and Vice President and Treasurer of Pacific Funds (since June 2001).

Pacific Life	Larry J. Card	Executive Vice President of Pacific Life Insurance Company, (since January 1995); Executive Vice President of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997) and similar positions with various affiliated companies of Pacific Life Insurance Company.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company LLC (“PIMCO”)		Investment Adviser

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Tammie J. Arnold	Managing Director

PIMCO	Brian P. Baker	Executive Vice President (Singapore)

PIMCO	Stephen B. Beaumont	Executive Vice President

PIMCO	William R. Benz	Managing Director

PIMCO	Gregory A. Bishop	Executive Vice President

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO	Sabrina C. Callin	Executive Vice President

PIMCO	Marcia K. Clark	Senior Vice President

PIMCO	Cyrille D. Conseil	Senior Vice President

PIMCO	Douglas Cummings	Vice President

PIMCO	Wendy W. Cupps	Managing Director

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Stephanie D. Evans	Vice President

PIMCO	Teri Frisch	Senior Vice President (New York)

PIMCO	Yuri P. Garbuzov	Senior Vice President (London)

PIMCO	William H. Gross	Managing Director (EC)

PIMCO	Gordon C. Hally	Executive Vice President

PIMCO	Pasi M. Hamalainen	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	John P. Hardaway	Executive Vice President

PIMCO	Brent R. Harris, CFA	Managing Director

PIMCO	Raymond C. Hayes	Senior Vice President

PIMCO	David C. Hinman	Executive Vice President

PIMCO	Douglas M. Hodge, CFA	Managing Director (Tokyo)

PIMCO	Brent L. Holden	Managing Director (EC)

PIMCO	Dwight F. Holloway, Jr.	Executive Vice President (London)

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Margaret E. Isberg	Managing Director

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy	Managing Director

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	Steven Kirkbaumer	Senior Vice President

PIMCO	John S. Loftus	Managing Director

PIMCO	David C. Lown	Executive Vice President

PIMCO	Joseph McDevitt	Managing Director (London)

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Scott A. Mather	Managing Director (Munich)

PIMCO	Dean S. Meiling	Managing Director (Consulting)

PIMCO	Jonathan D. Moll	Executive Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	James F. Muzzy	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Thomas J. Otterbein	Executive Vice President (New York)

PIMCO	Kumar N. Palghat	Executive Vice President (Sydney)

PIMCO	Keith Perez	Senior Vice President

PIMCO	Mohan V. Phansalkar	Managing Director, Chief Legal Officer

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	David J. Pittman	Senior Vice President

PIMCO	William F. Podlich	Managing Director (Consulting)

PIMCO	William C. Powers	Managing Director (EC)

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Scott L. Roney	Executive Vice President

PIMCO	Seth R. Ruthen	Executive Vice President (New York)

PIMCO	Jeffrey M. Sargent	Executive Vice President

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	Leland T. Scholey	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Denise C. Seliga	Executive Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	William S. Thompson	Chief Executive Officer and Managing Director (EC)

PIMCO	Richard E. Tyson	Senior Vice President (Munich)

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Richard M. Weil	Chief Operating Officer, Managing Director (EC)

PIMCO	George H. Wood	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	David Young	Senior Vice President (London)

PIMCO	Changhong Zhu	Executive Vice President

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	John Norris	Vice President (New York)

PIMCO	Bradley W. Paulson	Executive Vice President (Tokyo)

PIMCO	Paul W. Reisz	Vice President

PIMCO	Ivor E. Schucking	Executive Vice President (Munich)

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Lew W. Jacobs	Executive Vice President (Munich)

PIMCO	Susan L. Wilson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Daniel J. Ivascyn	Executive Vice President

PIMCO	Henrik P. Larsen	Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	Joseph A. Fournier	Vice President (Singapore)

PIMCO	Gregory S. Grabar	Senior Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Gail Mitchell	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Terry Y. Nercessian	Vice President

PIMCO	Shigeki Okamura	Senior Vice President (Tokyo)

PIMCO	Ronald M. Reimer	Vice President

PIMCO	Yiannis Repoulis	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Jason R. Rosiak	Senior Vice President

PIMCO	Timothy L. Shaler	Senior Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Paul A. McCulley	Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Emanuele Ravano	Executive Vice President (London)

PIMCO	W. Scott Simon	Managing Director

PIMCO	Makoto Takano	Executive Vice President (Tokyo)

PIMCO	Charles C. Wyman	Executive Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Stephen S. Goldman	Senior Vice President (London)

PIMCO	Peter L. Lindgren	Senior Vice President (London)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Tomoya Masanao	Executive Vice President (Tokyo)

PIMCO	Akinori Matsui	Senior Vice President (Tokyo)

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	Mark Porterfield	Senior Vice President

PIMCO	Mark B.M. van Heel	Senior Vice President (London)

PIMCO	Nicolette Beyer	Vice President (London)

PIMCO	Erik C. Brown	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Birgitte Danielsen	Vice President (New York)

PIMCO	Jennifer E. Durham	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Kristine L. Foss	Vice President

PIMCO	Julian Foxall	Vice President (Sydney)

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Darius Gagne	Vice President

PIMCO	Robert J. Greer	Senior Vice President

PIMCO	Shailesh Gupta	Vice President

PIMCO	Kazunori Harumi	Senior Vice President (Tokyo)

PIMCO	Arthur J. Hastings	Vice President

PIMCO	James Hudson	Vice President (London)

PIMCO	James Johnstone	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Kenji Kawamura	Vice President (Tokyo)

PIMCO	Tetsuro Kondo	Vice President (Tokyo)

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Yanay Lehavi	Senior Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Masabumi Moriguchi	Vice President (Tokyo)

PIMCO	Gillian O’Connell	Vice President (London)

PIMCO	Ric Okun	Vice President

PIMCO	Evan T. Pan	Vice President (Tokyo)

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	William E. Sharp	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Mihir P. Worah	Senior Vice President

PIMCO	Michael J. Willemsen	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Laura Ahto	Senior Vice President (London)

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	PeterPaul Pardi	Senior Vice President (London)

PIMCO	Bruce Pflug	Senior Vice President

PIMCO	James A. Ramsey	Senior Vice President

PIMCO	Joshua M. Anderson	Vice President

PIMCO	William Chipp	Vice President

PIMCO	John Cummings	Vice President

PIMCO	Gregory T. Gore	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Paul Harrison	Vice President (Sydney)

PIMCO	Lori Hsu	Vice President

PIMCO	Koji Ishida	Vice President (Tokyo)

PIMCO	Elissa Johnson	Vice President (London)

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	Robert Matsuhisa	Vice President

PIMCO	Sugako Mayuzumi	Vice President (Tokyo)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Alfred Murata	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Richard Palmer	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Jeff Plein	Vice President (Tokyo)

PIMCO	Wendong Qu	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	R. Wesley Burns	President, PIMCO Funds

PIMCO	Michael Amey	Senior Vice President (London)

PIMCO	David S. Andrews	Senior Vice President

PIMCO	Michael A. Gomez	Senior Vice President

PIMCO	James F. Moore	Senior Vice President

PIMCO	Devin Sellers	Senior Vice President (New York)

PIMCO	Michael A. Burns	Vice President

PIMCO	Amit Chopra	Vice President

PIMCO	Matthew Clark	Vice President

PIMCO	James R. Clarke	Vice President

PIMCO	Robert Corley	Vice President

PIMCO	Jonathan B. Cressy	Vice President

PIMCO	Nicola A. De Lorenzo	Vice President

PIMCO	Travis Dugan	Vice President

PIMCO	Jason J. England	Vice President

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Linda J. Gould	Vice President

PIMCO	Andrew A Grijns	Vice President

PIMCO	Sachin Gupta	Vice President (Singapore)

PIMCO	Jeffrey Helsing	Vice President

PIMCO	J. Stephen King, Jr.	Vice President

PIMCO	Stephanie King	Vice President

PIMCO	John J. Loh	Vice President

PIMCO	Nick Maroutsos	Vice President (Sydney)

PIMCO	Murphy McCann	Vice President

PIMCO	Ramakrishnan Nambimadom	Vice President

PIMCO	Alfonso A. Portillo	Vice President

PIMCO	Donna Riley	Vice President

PIMCO	Toru Sejima	Vice President

PIMCO	James Shen	Vice President (Singapore)

PIMCO	Julie M. Shepherd	Vice President

PIMCO	Jennifer N. Spicijaric	Vice President

PIMCO	Bransby M. Whitton	Vice President

PIMCO	Dylan H. Windham	Vice President

PIMCO	Tamara Lynn Witham	Vice President (New York)

PIMCO	Shinichi Yamamoto	Vice President

PIMCO	Steven Nicholls	Senior Vice President (London)

PIMCO	Arthur Y.D. Ong	Senior Vice President

PIMCO	Peter I. Bentley	Vice President (London)

PIMCO	Stephen E. Reynolds	Vice President

PIMCO	Yoichi Takechi	Vice President (Tokyo)

PIMCO	Walter Yu	Vice President

PIMCO	Davida Milo	Senior Vice President

PIMCO	Peter Paul Pardi	Senior Vice President (London)

PIMCO	Charles A. Williams, III	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	John H. Blyner	Senior Vice President, Chief Corporate Affairs Officer, and Secretary

Janus Capital Management LLC	Steven L. Scheid	Chief Executive Officer

Janus Capital Management LLC	Loren M. Starr	Senior Vice President and Chief Financial Officer

Janus Capital Management LLC	James P. Goff	Vice President and Director of Research

Janus Capital Management LLC	Lars Olof Soderberg	Executive Vice President and Managing Director of Institutional Services

Janus Capital Management LLC	Robin C. Beery	Senior Vice President and Chief Marketing Officer

Janus Capital Management LLC	Girard C. Miller	Executive Vice President and Chief Operating Officer

Janus Capital Management LLC	Kelley A. Howes	Senior Vice President and General Counsel

Janus Capital Management LLC	Gary D. Black	Chief Investment Officer and President

Janus Capital Management LLC	John Zimmerman	Senior Vice President of Institutional Services

Janus Capital Management LLC	Dominic Martello	Senior Vice President

Janus Capital Management LLC	Eric Gerth	Senior Vice President, Managing Director of Janus Global Adviser

Janus Capital Management LLC	Jane C. Ingalls	Senior Vice President of Corporate Communications

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Mitchell M. Merin	President and Chief Operating Officer

Van Kampen	Ronald E. Robison	Managing Director and Chief Global Operations Officer

Van Kampen	Joseph J. McAlinden	Managing Director and Chief Investment Officer

Van Kampen	Rajesh K. Gupta	Managing Director and Chief Administrative Officer–Investments

Van Kampen	Barry Fink	General Counsel and Managing Director

Van Kampen	Alexander C. Frank	Managing Director and Treasurer

Van Kampen	Carsten Otto	Executive Director and U.S. Director of Compliance

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard J. Gnodde	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Scott B. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John F.W. Rogers	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Alan M Cohen	Global Head of Compliance and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Edward C. Forst	Managing Director

Goldman Sachs Asset Management	Robert S. Kaplan	Managing Director

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director

Goldman Sachs Asset Management	David M. Solomon	Managing Director

Goldman Sachs Asset Management	Esta Stecher	General Counsel and Managing Director

Goldman Sachs Asset Management	David A. Viniar	Managing Director

Goldman Sachs Asset Management	John S. Weinberg	Managing Director

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director

Goldman Sachs Asset Management	Jon Winkelried	Managing Director

Goldman Sachs Asset Management	Mario Draghi	Managing Director

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Peter J. Wilby	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Jeffrey S. Scott	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael Even	Member of the Board of Directors, Salomon Brothers Asset Management

Lazard Asset Management LLC (“Lazard”)

Lazard	Ashish Bhutani	Chief Executive Officer.
Mr. Bhutani is Chief Executive Officer of Lazard Asset Management. He has been working in the industry since 1985. Prior to joining Lazard in 2003, he was a Co-Chief Executive Officer, North America, of Dresdner Kleinwort Wasserstein. He was a member of its Global Corporate and Markets Board, as well as its Global Executive Committee. Before 2001, he was a Deputy Chairman of Wasserstein, Perella Group and the Chief Executive Officer of Wasserstein Perella Securities (where he ran all its sales and trading activity). Prior to 1989, Mr. Bhutani worked as a Vice President in Salomon Brothers’ Fixed Income department. He holds an MBA in International Business and Finance from Pace University, and a BA in Psychology and an AA in Business from Concordia College.

Lazard	Charles Carroll	Deputy Chairman, Global Marketing.
Charles Carroll is a Deputy Chairman of Lazard Asset Management LLC, in charge of Global Marketing. Mr. Carroll joined Lazard in 1993. Previously Mr. Carroll was First Vice President and Consulting Services Director with Shearson Lehman Brothers and was instrumental in training Financial Consultants as well as managing institutional account relationships. Prior to that, he was Vice President and National Product Manager with Shearson Asset Management in New York City. He has been in the industry since 1987. Mr. Carroll attended the University of Utah.

Lazard	Andrew Lacey	Deputy Chairman, U.S. and Global Products.
Mr. Lacey is a Deputy Chairman of Lazard Asset Management for U.S. and Global products. He is also a portfolio manager on Lazard’s U.S. Equity, U.S. Mid Cap, U.S. Strategic, and U.S. Equity Select products. Prior to becoming a full-time member of Lazard’s equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Lazard	John R. Reinsberg	Deputy Chairman, International and Global Products.
Mr. Reinsberg is a Deputy Chairman of Lazard Asset Management responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1991, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

Lazard	Robert P. DeConcini	Chairman USA.
Mr. DeConcini is Chairman for the U.S. of Lazard Asset Management. He has been working in the investment field since 1982. Prior to joining Lazard in 1989, he was a vice president with M.D.S. Associates. Mr. DeConcini has a BA from Villanova University.

Lazard	Gabrielle Boyle	Senior Managing Director, Portfolio Manager.
Ms. Boyle is a Senior Managing Director of Lazard. She is a Portfolio Manager on Lazard’s International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Lazard	Michael P. Charlton	Senior Managing Director.
Mr. Charlton is a Senior Managing Director of Lazard Asset Management and is responsible for Lazard’s Institutional Client Service/Marketing and Consultant Relations efforts. He has been working in the investment field since 1989. Prior to joining Lazard in 1991, Mr. Charlton was with Bankers Trust Company in their Global Fiduciary Services area. Mr. Charlton has a BA from Wesleyan University.

Lazard	Andreas Hüebner	Senior Managing Director.
Mr. Hüebner is a Senior Managing Director of Lazard Asset Management (Deutschland) GmbH in Frankfurt. Mr. Hüebner specializes in Marketing and Client Servicing. Prior to joining Lazard in 1999, Mr. Hüebner was a Managing Partner with Schröder Münchmeyer Hengst & Co. and DG Bank Frankfurt. Mr. Hüebner has 17 years of investment experience. He is fluent in both German and English and is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF).

Lazard	Jeffrey Kigner	Senior Managing Director.
Jeffrey Kigner is a Senior Managing Director of Lazard Asset Management and is primarily responsible for U.S Equity management and overseeing the day-to-day operations of the U.S. equity investment team. Prior to joining Lazard in 2001, he served as Chief Investment Officer and Co-Chairman of John A. Levin & Co. Mr. Kigner holds an MBA as well as an undergraduate degree in Economics and Finance from New York University, and has been working in the investment field since 1983.

Lazard	Robert Prugue	Senior Managing Director, Senior Executive.
Robert Prugue is a Senior Managing Director of Lazard, a senior executive of Australian operations for Lazard Asset Management Pacific Co. (Lazard), and a Director of Lazard Japan Asset Management (LJAM). He has been working in the investment field since 1987. Prior to joining Lazard in December 2002, he was a director and Head of Research for van Eyk Research. He has also worked for the National Association of Securities Dealers in Washington DC, AMP Society, and Axiom Funds Management. He has an M.A. from Exeter University and a B.A. from the University of Maryland. He speaks English, Spanish, French, Italian, and Portuguese.

Lazard	Michael S. Rome	Senior Managing Director.
Mr. Rome is a Senior Managing Director of Lazard Asset Management where he is responsible for the alternative investments business and Portfolio Manager of the Lazard Global Opportunities Funds. He is also a Member of the Board of Lazard Alternative Strategies Fund, LLC and President and Director of Lazard Diversified Strategies Fund PLC. He has been in the investment industry since 1981. During his tenure at Lazard, Michael Rome was responsible for the day-to-day oversight of Lazard’s U.S. Equities from 1991-1999. Prior to joining the Firm in 1991, he served as Senior Vice President with Mark Partners, a long/short U.S. hedge fund. Prior to that, Mr. Rome was research liaison at Goldman, Sachs & Co. where his clients represented a broad range of investors. He holds a BA from the University of Rochester and an MBA from Cornell University.

Lazard	Bill Smith	Senior Managing Director, CEO of Lazard Asset Management, Ltd.
Mr. Smith is a Senior Managing Director and the Chief Executive Officer of Lazard Asset Management, Limited in London. He has been working in the investment field since 1977. Prior to joining Lazard in 2002, Mr. Smith served as a Managing Director of ABN AMRO. Previously, he had been associated with Barclays Bank, Prudential Bache, and Standard Life. He has a BSc from Heriot Watt University, Edinburgh.

Lazard	Michael A. Bennett	Managing Director, Portfolio Manager.
Mr. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago’s Graduate School of Business and a BS from New York University.

Lazard	Christopher Blake	Managing Director, Portfolio Manager/Analyst.
Mr. Blake is a Managing Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap and Strategic Equity portfolios. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.

Lazard	Nick Bratt	Managing Director, Portfolio Manager.
Mr. Bratt is a Managing Director of Lazard Asset Management and a Portfolio Manager for the Global Thematic Equity product. He began working in the investment field in 1973. Prior to joining Lazard in 2003, Mr. Bratt served in various capacities at Scudder/Deutsche Asset Management, including Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer. His last position at Scudder/Deutsche Asset Management was Director of Global Products. Mr. Bratt attended Columbia University on a Fulbright scholarship, and holds a BA in Politics & Philosophy and Economics from St. John’s College of Oxford University. He is Director of the Korea Society, and an Advisory Director of Maison Francaise. He is fluent in French and reads German.

Lazard	Charles Burgdorf	Managing Director.
Mr. Burgdorf is a Managing Director of Lazard Asset Management and is primarily responsible for the Third Party Distribution Group. Mr. Burgdorf began working in the investment field in 1988. Prior to joining Lazard in January of 1997, Mr. Burgdorf was affiliated with Fred Alger Management, Inc. and Bull & Bear Group, Inc. He has a B.S. in Business Administration and Finance from the University of South Carolina.

Lazard	David Cleary, CFA	Managing Director.
Mr. Cleary is a Managing Director of Lazard, and is currently responsible for the management of the firm’s Private Client Group. Before joining that group, Mr. Cleary spent nine years as a fixed income portfolio manager for the firm. Prior to joining Lazard in 1994, Mr. Cleary was affiliated with Union Bank of Switzerland as a portfolio manager, and IBJ Schroder Bank & Trust as an assistant treasurer. He has a B.S. from Cornell University. Mr. Cleary began working in the investment field in 1987.

Lazard	Melissa Cook, CFA	Managing Director, Equity Research.
Ms. Cook manages the global research platform that supports Lazard’s worldwide equity products in her role as Director of Research. Ms. Cook has been working in the investment field since 1986. Prior to joining Lazard in 2002, she was a Managing Director and Associate Director of Research at Prudential Securities. Before moving into her management role, Ms. Cook spent seven years as a Senior Equity Analyst covering broadcasting, cable, entertainment, and publishing industries at Prudential. Previous to joining Prudential in 1991, Ms. Cook worked as an equity analyst at Barclays de Zoete Wedd and Drexel Burnham Lambert. She received a MBA from the Stern School of Business at New York University and a BA from Dartmouth College.

Lazard	Kun Deng, CFA	Managing Director, Portfolio Manager.
Mr. Deng is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager. He began working in the investment field in 1994. Prior to joining Lazard in 1997, he was a senior analyst at Newgate Investment Management. His other past affiliations include adjunct faculty at Hofstra University and China’s Ministry of Finance. Mr. Deng received an MIA from Columbia University and an MA from Beijing University. He has also completed his Ph.D. coursework at New York University. Mr. Deng speaks Chinese and French.

Lazard	Gabriella Dixon, CFA	Managing Director, Research Analyst.
Ms. Dixon is a Managing Director of Lazard Asset Management LLC, and a Research Analyst on the Financials equity sector team. She began her investment experience upon joining the firm in 1990, and has held several positions at Lazard. She received a BA with Honors from Wesleyan University. Ms. Dixon is fluent in French and Italian.

Lazard	James Donald, CFA	Managing Director, Portfolio Manager/Analyst.
Mr. Donald is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a HBA from University of Western Ontario. He is fluent in French and Spanish.

Lazard	Peter C. Hunsberger	Managing Director, Research Analyst.
Mr. Hunsberger is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (energy sector). Mr. Hunsberger began working in the investment field in 1978. Prior to joining Lazard in 1991, he served as Director of Research at John S. Herold, Inc. Previously, he was associated with Hunt Oil Company as a senior geologist. Mr. Hunsberger received a MBA from Houston Baptist University and a BA from Middlebury College.

Lazard	Carmine Lizza	Managing Director, Chief Information Officer.
Mr. Lizza is a Managing Director and Chief Information of Officer of Lazard Asset Management. He began working in the investment field in 1986. Prior to joining Lazard in 1999, he was a Managing Director at Bankers Trust, and formerly held senior positions at Alliance Capital and Bankers Trust. Earlier in his career he worked at Lear Siegler Avionics. Mr. Lizza has a MBA from Columbia University and a Bachelors of Engineering in Electrical Engineering and Computer Science from Stevens Institute of Technology.

Lazard	Gerald Mazzari	Managing Director and Chief Operating Officer.
Mr. Mazzari is a Managing Director and Chief Operating Officer of Lazard Asset Management. He began working in the investment field in 1978. Prior to joining Lazard in 1996, he was an Executive Vice President for Smith New Court, Inc. and a Chief Financial Officer with Carl Marks & Co. Previously, Mr. Mazzari was an Audit Partner at Oppenheim, Appel, Dixon & Co. He has an MBAfrom Adelphi University and a BS in biology from Syracuse University.

Lazard	Efrem Meretab	Managing Director, Research Analyst.
Mr. Meretab is a Managing Director of Lazard Asset Management LLC and a Research Analyst. He began his investment experience upon joining the firm in 1994. Prior to joining Lazard, Mr. Meretab was affiliated with AT&T Bell Laboratories, and associated with Conoco Inc. as a senior research geo-physicist. Mr. Meretab received a Ph.D. from the University of Illinois and a BS from Haverford College. He is fluent in Tigringa and Amharic.

Lazard	Nathan Paul	Managing Director, General Counsel.
Mr. Paul is a Managing Director of Lazard Asset Management, and serves as the Firm’s General Counsel. He began working in the investment field when he joined Lazard, in 2000. Previously, Mr. Paul had worked as an associate with the firm of Schulte Roth & Zabel LLP. Mr. Paul graduated from Cardozo Law School as a Juris Doctor. He is a member of the New York and New Jersey state bar associations, and speaks Hebrew.

Lazard	Michael Powers	Managing Director, Portfolio Manager.
Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

Lazard	John Reese	Managing Director.
Mr. Reese is a Limited Managing Director of Lazard Asset Management and is primarily responsible for private clients investment management. Prior to joining Lazard, Mr. Reese worked for Wood, Struthers & Winthrop where he served in the Management Corporation, as the President, the Director, and the CEO. Mr. Reese is a member of the New York Society of Security Analysts. He received a MBA from the Wharton School of Finance at the University of Pennsylvania and a BA from the University of Pennsylvania. He began working in the investment field in 1968.

Lazard	Robert Rowland	Managing Director.
Mr. Rowland joined Lazard Asset Management Limited in December 2003, and is responsible for managing Lazard’s European Explorer hedge funds. Robert previously served as a Partner of Soros Funds Limited where he managed European Equities for the Quantum Endowment Fund. In a prior position, he worked for Odey Asset Management as a Fund Manager for the Grosvenor Fund. Robert began working in the investment industry in 1988 and is based in London.

Lazard	Ulrich Schweiger	Managing Director, Portfolio Manager
Mr. Schweiger is a Managing Director of Lazard Asset Management GmbH in Frankfurt and a portfolio manager. He began working in the investment field in 1984. Prior to joining Lazard, Mr. Schweiger was affiliated with Schröder Münchmeyer Hengst Investment, Société Générale and Dresdner Bank. He has a degree in Business Administration from the Westfaelische-Wilhelms-Universitaet in Muenster, Germany. He is a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA). Mr. Schweiger is a native German speaker, and he is also fluent in French and English.

Lazard	Darrin Sokol	Managing Director, Trader.
Mr. Sokol is co-Director of the Equity Trading group. Prior to joining Lazard Asset Management in New York in 2001, Mr. Sokol was a Partner and Senior Equities Trader at Omega Advisors Inc. He began working in the investment field in 1991. Mr. Sokol has both his Series 7 and 3 certifications.

Lazard	Ronald Temple, CFA	Managing Director, Research Analyst.
Mr. Temple is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (financials sector). He began working in the investment field in 1991. Prior to joining Lazard in 2001, Mr. Temple held positions with Deutsche Asset Management and Deutsche Bank Americas in New York, Deutsche Bank Asia/Pacific in Singapore, Deutsche Morgan Grenfell in London, Bank of America NT & SA in San Francisco and Fleet Financial Group in Boston. Mr. Temple received a MPP from Harvard University and a BA in Economics & Public Policy from Duke University.

Lazard	Richard Tutino, CFA	Managing Director, Portfolio Manager.
Mr. Tutino is a Managing Director at Lazard Asset Management LLC and a Portfolio Manager focusing on U.S. equity products; he is also a member of the U.S. Balanced team. He has been working in the investment field since 1986. Prior to joining the firm in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. His other past affiliations include Fahnestock Asset Management and EF Hutton and Company, Inc. Mr. Tutino has a BS in finance from New York University. He is a member of the New York Society of Security Analysts.

Lazard	Markus van de Weyer	Managing Director, Portfolio Manager.
Mr. Van de Weyer is a Managing Director and Portfolio Manager with Lazard Asset Management GmbH in Frankfurt, and has been working in the investment field since 1992. Prior to joining Lazard in 1999, he was a portfolio manager/analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit- und Finanzwirtschaft. He is a native German, a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

Lazard	Tony Willis	Managing Director, Portfolio Manager/Analyst.
Tony Willis is a Managing Director of Lazard Asset Management Limited, in London and is a Portfolio Manager/Analyst on Lazard’s European equities teams. He joined the firm in July 1999 and has been working in the investment field since 1982. Previous affiliations include BZW where he became head of pan-European Research in May 1997, and oversaw the integration of that business into CSFB. He left CSFB in January 1999. Prior to that Mr. Willis worked in a number of stockbrokers’ research departments over a period of 13 years. Mr. Willis gained a degree in Philosophy, Politics and Economics from Oxford in 1982.

Lazard	Alexander E. Zagoreos	Managing Director.
Mr. Zagoreos is a Managing Director of Lazard Asset Management whose primary area of responsibility is emerging-market closed-end investment companies. He began working in the investment field in 1964. Prior to joining Lazard in 1977, he served as a Vice President, International, for Reynolds and Company. Previously he was a Vice President and an oil analyst with Model, Roland and Company, as well as an economic analyst for Esso International. He has a Master of International Affairs and a MBA from Columbia University and a BA from Columbia College.

     A I M Capital Management, Inc. (“A I M Capital”) is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM”), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital was organized in 1986, and, together with its subsidiaries, advises or manages over 200 investment portfolios encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4 YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     The list required by this item 26 of officers and directors of AIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by AIM pursuant to the Advisers Act (SEC File No. 801-15211).

Adviser and Governing
Board of Directors	Name of Individual	Business and Other Connections

MFS Investment Management (“MFS”)		Investment Advisor

MFS	Robert C. Pozen	Chairman

MFS	Robert J. Manning	Director; Chief Executive Officer; Chief Investment Officer and President

MFS	Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution

MFS	C. James Prieur	Director

MFS	Donald A. Stewart	Director

MFS	William W. Stinson	Director

MFS	James C. Baillie	Director

MFS	Robin A. Stelmach	Executive Vice President and Chief Operating Officer

MFS	Michael W. Roberge	Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Joseph E. Lynch	Assistant Treasurer

MFS	Ronald W. Osborne	Director

MFS	William K. O’Brien	Director

MFS	Maria F. Dwyer	Executive Vice President and Chief Regulatory Officer

MFS	Jeffrey N. Carp	Senior Vice President, General Counsel and Secretary

MFS	Paul T. Kirwan	Senior Vice President and Chief Financial Officer

MFS	Michael H. Whitaker	Senior Vice President and Chief Compliance Officer

MFS	Mitchell C. Freestone	Assistant Secretary

MFS	Brian T. Hourihan	Assistant Secretary

MFS	David A. Antonelli	Senior Vice President and Chief Equity Officer

	Name	Business and Other Connections

Oppenheimer Funds, Inc. (“Oppenheimer”)		Investment Advisor

Oppenheimer	Timothy L. Abbuhl	Assistant Vice President

Oppenheimer	Robert Agan	Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante	Vice President and Secretary

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Robert Baker	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Connie Bechtolt	Assistant Vice President

Oppenheimer	Lalit Behal	Assistant Vice President

Oppenheimer	Kathleen Beichert	Vice President

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Assistant Vice President

Oppenheimer	Lowell Scott Brooks	Vice President

Oppenheimer	Richard Buckmaster	Vice President

Oppenheimer	Mark Burns	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	John Damian	Vice President

Oppenheimer	John M. Davis	Assistant Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

Oppenheimer	Randall C. Dishmon	Assistant Vice President

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Assistant Vice President

Oppenheimer	Daniel R. Engstrom	Assistant Vice President

Oppenheimer	James Robert Erven	Assistant Vice President

Oppenheimer	George R. Evans	Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	Scott T. Farrar	Vice President

Oppenheimer	Ronald H. Fielding	Senior Vice President

Oppenheimer	David Foxhoven	Assistant Vice President

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Jill E. Glazerman	Vice President

Oppenheimer	Bejamin J. Gord	Vice President

	Name	Business and Other Connections

Oppenheimer	Laura Granger	Vice President

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President

Oppenheimer	Margaret Hui	Assistant Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

Oppenheimer	Steve P. Ilnitzki	Senior Vice President

Oppenheimer	Kathleen T. Ives	Vice President and Assistant Secretary

Oppenheimer	William Jaume	Vice President

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson	Assistant Vice President

Oppenheimer	Jennifer E. Kane	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Senior Vice President

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Michael Keogh	Vice President

	Name	Business and Other Connections

Oppenheimer	Dimitrios Kourkoulakos	Vice President

Oppenheimer	Guy E. Leaf	Vice President

Oppenheimer	Christopher M. Leavy	Senior Vice President

Oppenheimer	Laura Leitzinger	Vice President

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Assistant Vice President

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Patricia Lovett	Vice President

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis	Senior Vice President

Oppenheimer	Charles L. McKenzie	Senior Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Nikolaos D. Monoyios	Vice President

	Name	Business and Other Connections

Oppenheimer	Charles Moon	Vice President

Oppenheimer	John Murphy	Chairman, President, Chief Executive Officer & Director

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President

Oppenheimer	Brian N. Reid	Assistant Vice President

Oppenheimer	Kristina Richardson	Assistant Vice President

Oppenheimer	David Robertson	Senior Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President

Oppenheimer	Andrew Ruotolo	Executive Vice President and Director

Oppenheimer	Rohit Sah	Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President

Oppenheimer	Nava Sharma	Vice President

Oppenheimer	Bonnie Sherman	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President

Oppenheimer	Enrique H. Smith	Assistant Vice President

Oppenheimer	Keith J. Spencer	Senior Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President

Oppenheimer	Arthur P. Steinmetz	Senior Vice President

Oppenheimer	John P. Stoma	Senior Vice President

Oppenheimer	Michael Stricker	Vice President

Oppenheimer	Deborah A. Sullivan	Assistant Vice President

Oppenheimer	Susan B. Switzer	Vice President

Oppenheimer	Paul Temple	Vice President

Oppenheimer	Eamon Tubridy	Assistant Vice President

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President

Oppenheimer	Maureen Van Norstrand	Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President

Oppenheimer	Teresa M. Ward	Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Senior Vice President

Oppenheimer	Catherine M. White	Assistant Vice President

Oppenheimer	William L. Wilby	Senior Vice President

	Name	Business and Other Connections

Oppenheimer	Donna M. Winn	Senior Vice President

Oppenheimer	Brian W. Wixted	Senior Vice President and Treasurer

Oppenheimer	Carol Wolf	Senior Vice President

Oppenheimer	Kurt Wolfgruber	Executive Vice President, Chief Investment Officer and Director

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

Oppenheimer	Robert G. Zack	Executive Vice President and General Counsel

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulston	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Senior Vice President

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Assistant Vice President

Oppenheimer	Tracey Lange	Vice President

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Jerry Mandzij	Assistant Vice President

Oppenheimer	LuAnn Mascia	Vice President

Oppenheimer	Elizabeth McCormack	Assistant Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Marc Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Rudi Schadt	Assistant Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Michael Sussman	Vice President

Oppenheimer	Martin Telles	Senior Vice President

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President

Oppenheimer	Lucy Zachman	Assistant Vice President

Oppenheimer	Antulio N. Bomfim	Vice President

Oppenheimer	Michelle Borre Massick	Vice President

Oppenheimer	John Boydell	Assistant Vice President

Oppenheimer	Micheal Bromberg	Assistant Vice President

Oppenheimer	Joan Brunelle	Vice President

	Name	Business and Other Connections

Oppenheimer	Geoffrey Caan	Vice President

Oppenheimer	Catherine Carroll	Assistant Vice President

Oppenheimer	Brett Clark	Assistant Vice President

Oppenheimer	Susan Cornwall	Vice President

Oppenheimer	George Curry	Vice President

Oppenheimer	J. Hayes Foster	Vice President

Oppenheimer	Hazem Gamal	Assistant Vice President

Oppenheimer	Bridget Ireland	Vice President

Oppenheimer	Charles Kandalis	Assistant Vice President

Oppenheimer	Lisa Lamentino	Vice President

Oppenheimer	Kristina Lawrence	Assistant Vice President

Oppenheimer	Randy Legg	Assistant Vice President

Oppenheimer	Dongyan Ma	Assistant Vice President

Oppenheimer	Susan Mattisinko	Vice President

Oppenheimer	John O’Hare	Vice President

Oppenheimer	Lerae A. Palumbo	Vice President

Oppenheimer	David Pfeffer	Senior Vice President and Chief Financial Officer

Oppenheimer	Jill Reiter	Assistant Vice President

Oppenheimer	Stacy Roth	Vice President

Oppenheimer	Kim Russomanno	Assistant Vice President

Oppenheimer	Jennifer Stevens	Assistant Vice President

Oppenheimer	Jeaneen Terrio	Assistant Vice President

Oppenheimer	Lisa Walsh	Assistant Vice President

Oppenheimer	Patricia Walters	Assistant Vice President

Oppenheimer	Annabel Whiting	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Michael Amato	Assistant Vice President

Oppenheimer	Tracey Beck Apostolopoulos	Assistant Vice President

Oppenheimer	Lizbeth Aaron-DiGiovanni	Vice President

Oppenheimer	Lisa I. Bloomberg	Vice President

Oppenheimer	Veronika Boesch	Assistant Vice President

Oppenheimer	John Bonnell	Vice President

Oppenheimer	Lisa Chaffee	Assistant Vice President

Oppenheimer	Charles Chibnik	Assistant Vice President

Oppenheimer	Brian Dvorak	Assistant Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Bradley G. Finkle	Vice President

Oppenheimer	Jordan Foster	Vice President

Oppenheimer	Seth Gelman	Vice President

Oppenheimer	Phillip S. Gillespie	Senior Vice President

Oppenheimer	Joseph Higgins	Vice President

Oppenheimer	Corry E. Hyer	Assistant Vice President

Oppenheimer	Martin S. Korn	Senior Vice President

Oppenheimer	Paul Kunz	Assistant Vice President

Oppenheimer	John W. Land	Assistant Vice President

Oppenheimer	Gayle Leavitt	Assistant Vice President

Oppenheimer	Daniel Lifshey	Assistant Vice President

Oppenheimer	Christie J. Loftus	Vice President

Oppenheimer	Mark H. Madden	Vice President

Oppenheimer	Kathleen Mandzij	Assistant Vice President

Oppenheimer	Lucienne Mercogliano	Assistant Vice President

Oppenheimer	Wayne Miao	Assistant Vice President

Oppenheimer	Jesper Nergaard	Assistant Vice President

Oppenheimer	Matthew O’Donnell	Assistant Vice President

Oppenheimer	Robert Pemble	Assistant Vice President

Oppenheimer	Lori L. Penna	Assistant Vice President

Oppenheimer	Marmeline Petion-Midy	Assistant Vice President

Oppenheimer	Scott Phillips	Vice President

Oppenheimer	Jason Pizzorusso	Assistant Vice President

Oppenheimer	David Poiesz	Senior Vice President

Oppenheimer	Jeffrey Portnoy	Assistant Vice President

Oppenheimer	David Preuss	Assistant Vice President

Oppenheimer	Timothy Ryan	Vice President

Oppenheimer	Mary Sullivan	Assistant Vice President

Oppenheimer	Philip Vottiero	Vice President

Oppenheimer	Adam Weiner	Assistant Vice President

Oppenheimer	Emeline S. Adwers	Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Justin Leverenz	Vice President

Oppenheimer	Michael Magge	Vice President

Oppenheimer	Meaghan Murphy	Assistant Vice President

Oppenheimer	Brian Szilagyi	Assistant Vice President

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Maxine Gerson	General Counsel and Secretary NB Management; Senior Vice President and Deputy General Counsel Neuberger Berman, LLC

Neuberger Berman Management Inc	Robert Matza	President and Chief Operating Officer, Neuberger Berman, LLC; Director, NB Management since April 2000. Executive Vice President, Chief Operating Officer and Director, Neuberger Berman Inc. since January 2001.

Neuberger Berman Management Inc	Robert Conti	Senior Vice President, Neuberger Berman, LLC; Senior Vice President, NB Management since November 2000; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Brian P. Gaffney	Managing Director, Neuberger Berman, LLC since 1999, Senior Vice President, NB Management since November 2000. Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Jeffrey B. Lane	Chairman, Neuberger Berman, LLC; Director, NB Management since February 2001. Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman
Trust Company from June 1999 until November 2000.

Neuberger Berman Management Inc	Jack L. Rivkin	Executive Vice President, Neuberger Berman, LLC; Director and Chairman of NB Management. Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Neuberger Berman Dividend Advantage Fund Inc.

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Matthew S. Stadler	Senior Vice President and Chief Financial Officer, Neuberger Berman, LLC; Senior Vice President and Chief Financial
Officer, NB Management since August 2000. Senior Vice President and Chief Financial Officer, Neuberger Berman Inc. since August 2000.

Neuberger Berman Management Inc	Philip R. Carroll	Chief Compliance Officer, NB Management; Vice President and Associate General Counsel Neuberger Berman, LLC
CCO, Neuberger Berman Income Funds; CCO, Neuberger Berman Equity Funds; CCO, Neuberger Berman Advisers Management Trust; CCO, Neuberger Berman Real Estate Income Fund Inc.; CCO, Neuberger Berman Intermediate Municipal Fund Inc.; CCO Neuberger Berman New York Intermediate Municipal Fund Inc.; CCO, Neuberger Berman California Intermediate Municipal Fund Inc.; CCO, Neuberger Berman Realty Income Fund Inc.; CCO, Neuberger Berman Income Opportunity Fund Inc.; CCO, Neuberger Berman Real Estate Securities Income Fund Inc.; CCO, Neuberger Berman Dividend Advantage Fund Inc.; CCO, Lehman Brothers /First Trust Income Opportunity Fund.

Neuberger Berman Management Inc	Peter E. Sundman	President and Director, NB Management; Executive Vice President, Neuberger Berman, LLC. Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.

     The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Funds. PSD is a subsidiary of Pacific Life. PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal[1]	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Director, Vice President and Chief Financial Officer	None

Gerald W. Robinson	Director, Chairman and CEO	None

John L. Dixon	Director and President	None

Thomas Gibbons	Vice President	None

Michael S. Graham	Vice President	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen Hunter	Vice President	None

Alyce F. Peterson	Vice President	None

S. Kendrick Dunn	Assistant Vice President	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Peter S. Deering	Senior Vice President	None

Michael A. Bell	Senior Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President	None

Martha A. Gates	Vice President	None

Gail L. Cobin	Assistant Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

[1] Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660, at PFPC Inc. 4400 Computer Drive, Westborough, MA 01581, at MFS, 500 Boylston St., 20th Floor, Boston, MA 02116, and Morgan Stanley Investment Management, Law Division/Compliance, 1221 Avenue of the Americas, New York, NY 10020.

Item 29. Management Services

          Not applicable

Item 30. Undertakings

          Not applicable

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Funds, has duly caused this Post-Effective Amendment No. 41 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the 28th day of September, 2005.

PACIFIC FUNDS

By:	/s/ ROBIN S. YONIS

Robin S. Yonis, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement of Pacific Funds has been signed below by the following persons in the capacities and on the dates indicated.

/s/ THOMAS C. SUTTON*	Chairman of the Board and Trustee	September 28, 2005
(Principal Executive Officer)
Thomas C. Sutton

/s/ GLENN S. SCHAFER*	President and Trustee	September 28, 2005

Glenn S. Schafer

/s/ FREDERICK L. BLACKMON*	Trustee	September 28, 2005

Frederick L. Blackmon

/s/ LUCIE H. MOORE*	Trustee	September 28, 2005

Lucie H. Moore

/s/ RICHARD L. NELSON*	Trustee	September 28, 2005

Richard L. Nelson

/s/ LYMAN W. PORTER*	Trustee	September 28, 2005

Lyman W. Porter

/s/ ALAN RICHARDS*	Trustee	September 28, 2005

Alan Richards

/s/ NOORUDDIN S. VEERJEE*	Trustee	September 28, 2005

Nooruddin S. Veerjee

/s/ G. THOMAS WILLIS*	Trustee	September 28, 2005

G. Thomas Willis

/s/ BRIAN D. KLEMENS*	Vice President and Treasurer (Principal Financial and	September 28, 2005
Accounting Officer)
Brian D. Klemens

/s/ ROBIN S. YONIS

* Signed by Robin S. Yonis, on this 28th day of September, 2005, as attorney-in-fact pursuant to power of attorney, a copy of which is filed herewith

Pacific Funds Power of Attorney

The undersigned trustees and officers of Pacific Funds (the “Trust”) hereby appoint Robin S. Yonis, Diane N. Ledger, Sharon A. Cheever, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, and Katayoun Mobedshahi each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned trustees and officers of Pacific Funds hereby execute this Power of Attorney effective the 1st day of May, 2005.

NAME	TITLE

/s/ THOMAS C. SUTTON	Chairman of the Board and Trustee

Thomas C. Sutton

/s/ GLENN S. SCHAFER	President and Trustee

Glenn S. Schafer

/s/ LUCIE H. MOORE	Trustee

Lucie H. Moore

/s/ RICHARD L. NELSON	Trustee

Richard L. Nelson

/s/ LYMAN W. PORTER	Trustee

Lyman W. Porter

/s/ ALAN RICHARDS	Trustee

Alan Richards

/s/ G.THOMAS WILLIS	Trustee

G.Thomas Willis

/s/ BRIAN D. KLEMENS	Vice President and Treasurer

Brian D. Klemens

Pacific Funds Power of Attorney
The undersigned trustees and officers of Pacific Funds (the “Trust”) hereby appoint Robin S. Yonis, Diane N. Ledger, Sharon A. Cheever, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, and Katayoun Mobedshahi each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.
The undersigned trustees and officers of Pacific Funds hereby execute this Power of Attorney effective the 20th day of September, 2005.

NAME	TITLE

/s/ Frederick L. Blackmon	Trustee
Frederick L. Blackmon

Pacific Funds Power of Attorney
The undersigned trustees and officers of Pacific Funds (the “Trust”) hereby appoint Robin S. Yonis, Diane N. Ledger, Sharon A. Cheever, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, and Katayoun Mobedshahi each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.
The undersigned trustees and officers of Pacific Funds hereby execute this Power of Attorney effective the 20th day of September, 2005.

NAME	TITLE

/s/ Nooruddin S. Veerjee	Trustee
Nooruddin S. Veerjee

EXHIBIT INDEX

Exhibit	Description
(d)(6)(c)	Form of Fund Management Agreement (Salomon Brothers Asset Management Inc)

(d)(12)	Fund Management Agreement (Neuberger Berman Management, Inc.)

(d)(13)	Fund Management Agreement (OppenheimerFunds, Inc.)

(f)(1)(b)	Deferred Compensation Plan 2005

(g)(1)(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)

(h)(2)(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)

(j)	Consent of Independent Registered Public Accounting Firm

(p)(5)	Code of Ethics (Salomon Brothers Asset Management Inc)

(p)(11)	Code of Ethics (OppenheimerFunds, Inc.)

(p)(12)	Code of Ethics (Neuberger Berman Management, Inc.)